UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04025

AMERICAN CENTURY MUNICIPAL TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	05-31

Date of reporting period:	05-31-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	MAY 31, 2015

High-Yield Municipal Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Market has Given Back Some of Its 2014 Gains

“Two steps forward, one step back” was the story of the municipal bond (muni) market for the reporting period. For the first eight months of the period (mostly during 2014), the muni market generally rebounded after selling off in 2013. The 2014 rebound reflected a favorable combination of constrained inflation, improving U.S. economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally.

The positive momentum from 2014 carried into 2015 as the broad U.S. bond market rallied in January. However, that momentum reversed during the next four months. We believe muni market volatility occurred because: 1) muni yields were not attracting investors, 2) supply increased while demand was declining, and 3) the credit downgrade of Chicago’s debt to high-yield status affected portions of the muni market, similar to how credit problems in Detroit and Puerto Rico weighed on the market in 2013. We continue to believe these muni credit events are relatively isolated cases that reflect particular issuer and/or regional factors.

This year’s muni market volatility has played out against a broader global backdrop of increased capital market volatility, triggered in part by diverging central bank policies as the U.S. Federal Reserve seeks to reduce its monetary stimulus while other central banks are increasing theirs amid soft global growth conditions. We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of May 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHYX	5.43%	5.97%	3.85%	4.82%(1)	3/31/98
Barclays Municipal Bond Index	—	3.18%	4.53%	4.52%	5.03%	—
Institutional Class	AYMIX	5.64%	6.18%	—	6.50%	3/1/10
A Class	AYMAX					1/31/03
No sales charge*		5.17%	5.70%	3.59%	4.20%
With sales charge*		0.40%	4.72%	3.12%	3.81%
C Class	AYMCX	4.28%	4.92%	2.81%	3.50%	7/24/02

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on May 31, 2015
Investor Class — $14,596

Barclays Municipal Bond Index — $15,567

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.60%	0.40%	0.85%	1.60%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Permut, Joseph Gotelli, and Alan Kruss

Performance Summary

High-Yield Municipal returned 5.43%* for the 12 months ended May 31, 2015. The fund’s investment-grade benchmark, the Barclays Municipal Bond Index, returned 3.18%. Fund returns reflect operating expenses, while index returns do not.

The fund’s absolute return for the reporting period reflected the positive overall performance of high-yield municipal bonds (high-yield munis) despite a backdrop of increasing market volatility. The muni market generally rallied during the first eight months of the period, following the U.S. Treasury market higher. Treasury yields defied most investor expectations and declined throughout 2014, extending the Treasury market’s rally. U.S. economic data, which generally improved, took a back seat to global factors that sparked demand for U.S. Treasuries, pushing prices higher and yields lower. For example, global divergence of central bank policy, whereby the Federal Reserve (the Fed) was scaling back its stimulus programs as other leading central banks were increasing theirs in response to weak growth rates, created an environment in which U.S. Treasury yields were relatively more attractive than government bond yields in Europe and elsewhere. A muted inflation backdrop also aided U.S. bond returns. Furthermore, a combination of factors specific to munis, including generally improving credit conditions among issuers, higher federal tax rates, and robust demand for munis in the face of reduced supply, also supported broad muni market gains.

Investor sentiment changed in February 2015, and muni performance slowed in the final four months of the reporting period. Mounting speculation about when the Fed would raise its federal funds rate target pushed interest rates higher, slowing demand for investment-grade fixed-income securities in general. In the muni market, demand subsided (particularly from mutual fund investors) as municipalities boosted issuance of securities ahead of the Fed’s expected interest rate hike, which most investors believed would occur in the second half of 2015. These supply/demand factors suppressed returns. In addition, in May 2015, after an Illinois Supreme Court decision, credit rating agency Moody’s downgraded Chicago’s debt to below-investment-grade status. This put pressure on other muni issuers with large unfunded pension liabilities.

Reflecting ongoing investor demand for yield, longer-maturity and high-yield munis generally fared better than shorter-maturity and higher-quality securities, and revenue bonds outperformed general obligation (GO) bonds. Our focus on lower-quality securities primarily drove the fund’s outperformance relative to the investment-grade benchmark.

Broad Credit Improvements Despite Some Negative Headlines

Chicago’s credit-rating downgrade came after the Illinois Supreme Court voided a pension reform bill that would have curbed growth in the city’s $20 billion unfunded pension liability. Despite negative headlines regarding Chicago, Detroit, Puerto Rico, and other isolated issuers, muni market fundamentals generally remained positive and continued to provide support to the broad market. We believe the problems in Chicago, Detroit, and Puerto Rico are due largely to their own individual circumstances and are not indicative of any particular systemic municipal market problem.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

From a broad fiscal standpoint, state and local finances across the U.S. generally improved during the reporting period due to increased revenue collections and spending constraints. From a credit rating perspective, muni credit rating upgrades outpaced downgrades in the fourth quarter of 2014, the first time that's happened since 2008. Munis in monetary default represented just 0.04% of total munis outstanding in 2014, compared with 0.08% for 2013, according to Bank of America Merrill Lynch. We continue to believe it’s unlikely any states will default, but select isolated state, local, and commonwealth credit ratings could be pressured by special circumstances.

Lower-Quality Bias Aided Performance Versus Benchmark

Our bias toward lower-quality munis largely accounted for the fund’s outperformance relative to its investment-grade benchmark. Performance among below-investment-grade munis benefited from investor demand for yield and continued compression in muni credit spreads (the difference in yield between high-yield and investment-grade munis of similar maturity).

Meanwhile, security selection produced mixed results. In general, our preference for revenue bonds over GO bonds aided results. Within the revenue sector, we favored essential service (such as those that finance water and sewer projects) revenue bonds, along with transportation and hospital bonds, all of which generally outperformed the broad muni benchmark. Conversely, small positions in select Puerto Rico munis detracted from fund performance. Chicago was less of a factor—the fund had no direct exposure to city of Chicago or Chicago Board of Education bonds as of May 31, 2015.

When the ratio of comparable-maturity muni yields to Treasury yields significantly exceeded 100%, we implemented “ratio trades” at various times in anticipation of the ratios falling closer to their historic range of 90% to 100%. This strategy included the use of Treasury futures. These ratio trades modestly helped fund performance.

Expecting interest rates to “normalize” at higher levels, we maintained a shorter-than-benchmark duration during 2014. We used Treasury futures as part of this duration strategy. But longer-term interest rates declined, causing our duration strategy to detract from relative performance. With global and technical factors, rather than U.S. economic fundamentals, influencing the interest rate environment, we extended the portfolio’s duration to a neutral position by the end of 2014.

Fed Uncertainty, Market Volatility Likely Ahead

We expect market volatility to persist ahead of any Fed action on short-term interest rates. The near-term effect this backdrop will have on muni supply remains unclear. On one hand, it may increase issuance as municipalities seek to refinance their debt and issue securities prior to any Fed rate hike. On the other hand, it may lead to reduced overall muni supply as issuers have less incentive to refinance as rates rise. In this environment, we expect active management to become increasingly important, and we will continue to focus on fundamental credit research and prudent security selection.

6

Fund Characteristics

MAY 31, 2015
Portfolio at a Glance
Weighted Average Maturity	20.5 years
Average Duration (Modified)	5.2 years

Top Five States and Territories	% of net assets
California	13.0%
New York	8.4%
Texas	7.0%
Florida	6.4%
Illinois	5.6%

Top Five Sectors	% of fund investments
Special Tax	12%
Hospital	12%
Tollroads	9%
Industrial Development Revenue/Pollution Control Revenue	9%
Life Care	7%

Types of Investments in Portfolio	% of net assets
Municipal Securities	100.2%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 12/1/14	Ending Account Value 5/31/15	Expenses Paid During Period(1) 12/1/14 - 5/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,021.60	$3.02	0.60%
Institutional Class	$1,000	$1,022.70	$2.02	0.40%
A Class	$1,000	$1,020.40	$4.28	0.85%
C Class	$1,000	$1,016.60	$8.04	1.60%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MAY 31, 2015

	Principal Amount	Value
MUNICIPAL SECURITIES — 100.2%
Alabama — 0.6%
Jefferson County Sewer Rev., Series 2013 D, 6.50%, 10/1/53	$2,000,000	$2,315,560
Alaska — 0.2%
Northern Tobacco Securitization Corp. Settlement Rev., Series 2006 A, 5.00%, 6/1/46	1,000,000	785,600
Arizona — 4.0%
Arizona Health Facilities Authority Rev., Series 2014 A, (Banner Health), 5.00%, 1/1/44	1,585,000	1,729,283
City of Mesa Excise Tax Rev., 5.00%, 7/1/27	250,000	269,958
Florence Town Inc. Industrial Development Authority Education Rev., (Legacy Traditional Charter School), 6.00%, 7/1/43	1,000,000	1,081,700
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	500,000	582,470
Phoenix Industrial Development Authority Rev., Series 2014, (Guam Facilities Foundation, Inc. Project), 5.375%, 2/1/41	1,000,000	1,003,360
Phoenix Industrial Development Authority Education Rev., (Basis School, Inc.), 5.00%, 7/1/45(1)	1,500,000	1,503,465
Phoenix Industrial Development Authority Education Rev., Series 2014 A, (Great Hearts Academies Project), 5.00%, 7/1/44(1)	1,000,000	1,030,350
Phoenix Industrial Development Authority Education Rev., Series 2014 A, (Legacy Traditional Schools Project), 6.75%, 7/1/44(1)	2,000,000	2,285,220
Pima County Sewer System Rev., Series 2011 B, 5.00%, 7/1/26	1,000,000	1,149,820
Salt River Project Agricultural Improvement & Power District Rev., Series 2015 A, (Electric System Disribution), 5.00%, 12/1/45(2)	2,000,000	2,276,760
Salt Verde Financial Corp. Senior Gas Rev., Series 2007, 5.00%, 12/1/37	1,000,000	1,117,290
Sundance Community Facilities District No. 2 Special Assessment Rev., 7.125%, 7/1/27(1)	575,000	575,908
Sundance Community Facilities District No. 3 Special Assessment Rev., 6.50%, 7/1/29	347,000	347,347
		14,952,931
California — 13.0%
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/46	2,200,000	2,456,036
California County Tobacco Securitization Agency Rev., Series 2006 A, 0.00%, 6/1/50(3)	8,000,000	444,400
California GO, 5.00%, 4/1/37	1,000,000	1,125,360
California Health Facilities Financing Authority Rev., Series 2009 A, (Children's Hospital of Orange County), 6.50%, 11/1/38	2,000,000	2,363,240
California Health Facilities Financing Authority Rev., Series 2013 A, (Sutter Health), 5.00%, 8/15/52	1,500,000	1,663,815
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/21, Prerefunded at 100% of Par(4)	800,000	1,079,016
California Public Works Board Lease Rev., Series 2013 A, (Judicial Council Projects), 5.00%, 3/1/30	1,500,000	1,696,170
California Public Works Board Lease Rev., Series 2013 I, (Various Capital Projects), 5.00%, 11/1/38	1,500,000	1,675,620

10

	Principal Amount	Value
California Public Works Board Lease Rev., Series 2014 A, (Various Correctional Facilities), 5.00%, 9/1/39	$3,000,000	$3,373,200
California Statewide Communities Development Authority Rev., (Lancer Educational Student Housing), Series 2010 A, 7.50%, 6/1/42	1,975,000	2,191,480
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	2,000,000	2,191,800
Clovis Unified School District GO, Capital Appreciation, Series 2004 A, (Election of 2004), 0.00%, 8/1/26 (NATL-RE)(3)	2,500,000	1,737,350
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 C, 6.50%, 1/15/43	500,000	595,245
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 A, 6.00%, 1/15/49	2,250,000	2,650,995
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 B-3, VRDN, 5.50%, 1/15/23	500,000	574,645
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2013 A, 0.00%, 1/15/24(5)	500,000	367,190
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2015 A, 0.00%, 1/15/33(3)	750,000	333,712
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.00%, 6/1/33	500,000	418,285
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.125%, 6/1/47	500,000	392,930
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.75%, 6/1/47	2,000,000	1,716,020
Independent Cities Finance Authority Mobilehome Park Rev., Series 2010 A, (Lamplighter Salinas), 6.15%, 7/15/40	2,000,000	2,214,500
Long Beach Unified School District GO, Capital Appreciation, Series 2008 G, 0.00%, 8/1/25 (AGC)(3)	1,595,000	1,153,376
Morongo Band of Mission Indians Rev., Series 2008 B, (Enterprise Casino Services), 6.50%, 3/1/28(1)	1,000,000	1,123,720
Oakland Redevelopment Agency Rev., 5.00%, 9/1/36 (Ambac)	3,350,000	3,489,896
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	385,000	468,880
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.40%, 7/1/23	250,000	252,858
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.50%, 7/1/27	215,000	217,436
Poway Unified School District GO, (Election of 2008), 0.00%, 8/1/32(3)	2,000,000	1,010,560
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Rev., Series 2015 A-1, (Public Improvements), 5.50%, 9/1/45	1,500,000	1,539,720
River Rock Entertainment Authority (The) Rev., Series 2011 B, 8.00%, 11/1/18(6)(7)	2,931,000	279,031
San Diego Public Facilities Financing Authority Lease Rev., Series 2015 A, (Capital Improvement Projects), 5.00%, 10/15/44	500,000	547,445
San Francisco City and County Airports Commission Rev., Series 2013 A, (San Francisco International Airport), 5.00%, 5/1/23	750,000	883,620
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2009 D, (Mission Bay South Redevelopment), 6.625%, 8/1/39	250,000	287,600
San Joaquin Hills Transportation Corridor Agency Rev., Series 2014 B, (Junior Lien), 5.25%, 1/15/44	3,000,000	3,259,590
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/36 (NATL-RE)(3)	1,000,000	382,010

11

	Principal Amount	Value
Successor Agency to the Redevelopment Agency of the City & County of San Francisco Communities Facilities District No. 6 Special Tax Rev., Capital Appreciation, Series 2013 C, (Mission Bay South Public Improvements), 0.00%, 8/1/43(3)	$3,500,000	$713,090
Sunnyvale Community Facilities District No. 1 Special Tax Rev., 7.75%, 8/1/32	1,500,000	1,502,940
		48,372,781
Colorado — 4.5%
Central Platte Valley Metropolitan District GO, 5.00%, 12/1/43	1,000,000	1,034,620
Colorado Department of Transportation Rev., (Transportation Revenue Anticipation Notes), 5.00%, 12/15/16	2,000,000	2,138,560
Colorado Health Facilities Authority Rev., Series 2010 A, (Total Longterm Care), 6.00%, 11/15/30	500,000	554,430
Denver City and County Airport Rev., Series 2007 A, (United Air Lines Project), 5.75%, 10/1/32	1,500,000	1,592,265
Denver Health & Hospital Authority Rev., Series 2014 A, 5.00%, 12/1/39	800,000	846,256
Denver Health & Hospital Authority Rev., Series 2014 A, 5.25%, 12/1/45	250,000	268,705
Denver Urban Renewal Authority Tax Increment Rev., Series 2013 A-1, 5.00%, 12/1/25	1,500,000	1,716,165
E-470 Public Highway Authority Rev., Series 2014 A, VRDN, 1.28%, 6/4/15	2,200,000	2,201,804
Foothills Metropolitan District Special Assessment Rev., 6.00%, 12/1/38	1,000,000	1,063,220
One Horse Business Improvement District Rev., (Sales Tax Sharing), 6.00%, 6/1/24	1,400,000	1,402,436
Plaza Metropolitan District No. 1 Tax Allocation Rev., 5.00%, 12/1/22	500,000	539,790
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	1,000,000	1,138,250
Todd Creek Farms Metropolitan District No. 1 Rev., 5.60%, 12/1/14(10)	1,800,000	1,205,946
Todd Creek Farms Metropolitan District No. 1 Rev., 6.125%, 12/1/19(7)	1,500,000	1,004,955
		16,707,402
Delaware — 0.4%
Delaware State Economic Development Authority Gas Facilities Rev., (Delmarva Power & Light Co.), 5.40%, 2/1/31	1,500,000	1,667,115
District of Columbia — 0.3%
Metropolitan Washington Airports Authority Rev., Series 2014 A, (Dulles Metrorail and Capital Projects), 5.00%, 10/1/53	1,000,000	1,048,780
Florida — 6.4%
Alachua County Health Facilities Authority Rev., (Ridge Retirement Village, Inc.), 6.375%, 11/15/49	1,500,000	1,671,330
Brevard County Health Facilities Authority Rev., 5.00%, 4/1/39	1,500,000	1,612,410
Brevard County Industrial Development Rev., (TUFF Florida Institute of Technology), 6.75%, 11/1/39	1,000,000	1,108,880
Broward County Airport System Rev., Series 2013 C, 5.25%, 10/1/38	500,000	557,045
Celebration Pointe Community Development District Special Assessment Rev., 5.125%, 5/1/45	750,000	759,735
Escambia County Rev., Series 1997, (Gulf Power Co.),VRDN, 2.10%, 4/11/19	500,000	504,330
Greater Orlando Aviation Authority Rev., (JetBlue Airways Corp.), 5.00%, 11/15/36	1,000,000	1,012,090
Hillsborough County Industrial Development Authority Rev., Series 2013 A, (Tampa General Hospital), 5.00%, 10/1/34	1,250,000	1,370,787

12

	Principal Amount	Value
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/23	$500,000	$591,970
Lakeland Hospital System Rev., (Lakeland Regional Health Systems), 5.00%, 11/15/45	1,500,000	1,601,925
Martin County Health Facilities Authority Rev., (Martin Memorial Medical Center), 5.50%, 11/15/42	1,500,000	1,644,405
Miami-Dade County Rev., Series 2012 B, 5.00%, 10/1/37	1,500,000	1,656,705
Miami-Dade County Expressway Authority Rev., Series 2014 B, 5.00%, 7/1/31	1,000,000	1,135,050
Miami-Dade County Industrial Development Authority Rev., (Pinecrest Academy, Inc.), 5.25%, 9/15/44	950,000	992,703
Mid-Bay Bridge Authority Springing Lien Rev., Series 2011 A, 7.25%, 10/1/21, Prerefunded at 100% of Par(4)	2,000,000	2,619,340
Orange County Health Facilities Authority Rev., (Presbyterian Retirement Communities Project), 5.00%, 8/1/34	1,450,000	1,560,910
Pompano Beach Rev., Series 2015, (John Knox Village of Florida, Inc.), 5.00%, 9/1/44	865,000	922,004
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	1,000,000	1,104,550
Village Community Development District No. 10 Special Assessment Rev., 6.00%, 5/1/44	490,000	564,588
Village Community Development District No. 8 Special Assessment Rev., 6.125%, 5/1/39	815,000	951,211
		23,941,968
Georgia — 3.5%
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.11%, 6/1/15	1,200,000	1,200,000
Atlanta Airport Rev., Series 2011 B, 5.00%, 1/1/29	1,000,000	1,091,420
Atlanta Water & Wastewater Rev., Series 2009 A, 6.25%, 11/1/19, Prerefunded at 100% of Par(4)	3,000,000	3,627,180
Atlanta Water & Wastewater Rev., Series 2015, 5.00%, 11/1/40	2,500,000	2,809,775
DeKalb County Water and Sewer Rev., Series 2011 A, 5.25%, 10/1/36	1,000,000	1,143,610
Marietta Development Authority Rev., (Life University, Inc.), 7.00%, 6/15/39	1,000,000	1,054,870
Putnam County Development Authority Rev., Series 1997, (Georgia Power Company Plant Branch Project), VRDN, 0.11%, 6/1/15	2,000,000	2,000,000
		12,926,855
Guam — 2.0%
Guam Government Department of Education COP, Series 2010 A, (John F. Kennedy High School), 6.625%, 12/1/30	1,000,000	1,116,200
Guam Government GO, Series 2009 A, 7.00%, 11/15/39	3,905,000	4,675,027
Guam Government Waterworks Authority Rev., 6.00%, 7/1/15, Prerefunded at 100% of Par(4)	1,500,000	1,506,945
		7,298,172
Hawaii — 0.5%
Hawaii State Department of Budget & Finance Rev., Series 2009 A, (15 Craigside), 9.00%, 11/15/44	1,500,000	1,907,535
Illinois — 5.6%
Bedford Park Tax Allocation Rev., 5.125%, 12/30/18	1,325,000	1,338,117
Chicago Midway Airport Rev., Series 2013 B, 5.00%, 1/1/26	2,200,000	2,496,582
Chicago O'Hare International Airport Rev., Series 2005 A, 5.00%, 1/1/29 (NATL-RE)	1,115,000	1,143,856
Chicago Wastewater Transmission Rev., (Second Lien), 5.00%, 1/1/44	500,000	518,710

13

	Principal Amount	Value
Chicago Waterworks Rev., (Second Lien), 5.00%, 11/1/39	$450,000	$472,046
Cook County GO, Series 2011 A, 5.25%, 11/15/28	800,000	852,152
Illinois Educational Facilities Authority Rev., Series 2001 B-1, (University of Chicago), VRDN, 1.10%, 2/15/18	1,125,000	1,116,720
Illinois Finance Authority Rev., Series 2013, (Northwestern Memorial Healthcare), 5.00%, 8/15/43	1,000,000	1,084,200
Illinois Finance Authority Rev., Series 2008 A, (Prairie Power, Inc.), VRDN, 1.30%, 5/8/17 (GA: National Rural Utilities Cooperative Finance Corp.)	1,270,000	1,267,955
Illinois Finance Authority Rev., Series 2009 A, (Rush University Medical Center Obligation Group), 7.25%, 11/1/18, Prerefunded at 100% of Par(4)	1,500,000	1,796,715
Illinois Finance Authority Rev., Series 2013 A, (Benedictine University Project), 6.25%, 10/1/33	1,000,000	1,135,930
Illinois Finance Authority Rev., Series 2015 A, (Rush University Medical Center Obligation Group), 5.00%, 11/15/38	500,000	549,145
Illinois GO, 5.00%, 2/1/39	1,900,000	1,921,204
Illinois GO, 5.50%, 7/1/38	1,000,000	1,064,340
Illinois GO, 5.00%, 3/1/36	2,185,000	2,213,580
Illinois GO, 5.00%, 3/1/37	1,000,000	1,011,350
Metropolitan Pier & Exposition Authority Rev., Capital Appreciation, Series 2012 B, (McCormick Place Project), 0.00%, 12/15/41(3)	1,000,000	265,760
University of Illinois Rev., Series 2011 A, (Auxiliary Facilities System), 5.25%, 4/1/41	625,000	687,125
		20,935,487
Indiana — 0.4%
Indiana Finance Authority Rev., (Major Hospital Project), Series 2014 A, 5.00%, 10/1/44	1,000,000	1,048,200
Richmond Hospital Authority Rev., Series 2015 A, 5.00%, 1/1/39	500,000	541,345
		1,589,545
Iowa — 0.2%
Iowa Tobacco Settlement Authority Rev., Series 2005 C, 5.625%, 6/1/46	1,000,000	887,530
Kentucky — 0.3%
Kentucky Public Transportation Infrastructure Authority Rev., Series 2013 A, (Downtown Crossing Project), 5.00%, 7/1/17	990,000	1,071,437
Louisiana — 0.8%
New Orleans Aviation Board Rev., Series 2009 A, (Consolidated Rental Car), 6.50%, 1/1/40	1,500,000	1,709,115
New Orleans Sewerage Service Rev., 5.00%, 6/1/20	550,000	629,371
New Orleans Sewerage Service Rev., 5.00%, 6/1/22	450,000	521,028
		2,859,514
Maryland — 2.0%
Anne Arundel County Special Obligation Tax Allocation Rev., (National Business Park), 6.10%, 7/1/40	1,000,000	1,063,700
Baltimore Special Obligation Tax Allocation Rev., Series 2008 A, (Resh Park), 7.00%, 9/1/38	2,900,000	3,127,128
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	1,076,090
Maryland Health & Higher Educational Facilities Authority Rev., (Medstar Health, Inc.), 5.00%, 8/15/42	1,000,000	1,092,810
Maryland Health & Higher Educational Facilities Authority Rev., (Peninsula Regional Medical Center), 5.00%, 7/1/45	900,000	971,901
		7,331,629

14

	Principal Amount	Value
Massachusetts — 0.3%
Massachusetts Development Finance Agency Rev., Series 2012 C, (Covanta Energy Project), 5.25%, 11/1/42(1)	$1,000,000	$1,031,470
Michigan — 5.2%
Detroit City School District GO, Series 2012 A, (School Building & Site Improvement), 5.00%, 5/1/25 (Q-SBLF)	2,490,000	2,784,891
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/26	770,000	854,954
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/32	2,250,000	2,397,622
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/39	3,750,000	4,012,837
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.75%, 7/1/37	1,000,000	1,089,760
Flint Hospital Building Authority Rev., (Hurley Medical Center), 7.50%, 7/1/39	1,250,000	1,429,175
Kentwood Economic Development Corp. Rev., (Limited Obligation/Holland Home), 5.625%, 11/15/41	1,750,000	1,849,103
Michigan Finance Authority Rev., Series 2014 C-1, (Detroit Water & Sewerage Department), 5.00%, 7/1/44	750,000	785,490
Michigan Finance Authority Rev., Series 2014, (MidMichigan Health Credit Group), 5.00%, 6/1/39	835,000	904,514
Michigan Finance Authority Rev., Series 2014, (Thomas M. Cooley Law School Project), 6.75%, 7/1/44(1)	1,000,000	1,063,770
Michigan Finance Authority Rev., Series 2015 A, (Detroit School District), 5.00%, 5/1/25 (Q-SBLF)	375,000	438,720
Royal Oak Hospital Finance Authority Rev., Series 2014 D, (William Beaumont Hospital), 5.00%, 9/1/39	1,600,000	1,720,176
		19,331,012
Minnesota — 0.3%
Hugo Charter School Lease Rev., Series 2014 A, (Noble Academy Project), 5.00%, 7/1/44	1,000,000	1,052,380
Missouri — 2.6%
Kirkwood Industrial Development Authority Rev., Series 2010 A, (Aberdeen Heights), 8.25%, 5/15/45	3,000,000	3,425,460
Missouri Health & Educational Facilities Authority Rev., Series 2008 A-1, (Saint Louis University), VRDN, 0.10%, 6/1/15 (LOC: Wells Fargo Bank N.A.)	3,900,000	3,900,000
Missouri State Health & Educational Facilities Authority Rev., (Lutheran Senior Services), 6.00%, 2/1/41	1,250,000	1,367,375
Missouri State Health & Educational Facilities Authority Rev., (St. Louis College of Pharmacy Project), 5.50%, 5/1/43	1,000,000	1,087,510
		9,780,345
Nebraska — 1.7%
Central Plains Energy Project Rev., 5.00%, 9/1/42	1,360,000	1,457,213
Omaha Public Power District Rev., Series 2012 A, 5.00%, 2/1/42	1,500,000	1,653,420
Santee Sioux Nation Tribal Health Care Rev., (Indian Health Service Joint Venture), 8.75%, 10/1/20 (Acquired 11/19/09, Cost $3,000,000)(8)	3,000,000	3,037,620
		6,148,253
Nevada — 0.5%
Henderson Local Improvement District No. T-15 Special Assessment Rev., 6.10%, 3/1/24	935,000	949,184
Nevada Department of Business & Industry Rev., Series 2015 A, (Somerset Academy), 5.125%, 12/15/45	1,000,000	999,970
		1,949,154

15

	Principal Amount	Value
New Jersey — 4.4%
New Jersey Economic Development Authority Rev., Series 1999, (Continental Airlines, Inc.), 5.25%, 9/15/29	$1,000,000	$1,091,130
New Jersey Economic Development Authority Rev., Series 2000 A, (Continental Airlines, Inc.), 5.625%, 11/15/30	1,000,000	1,137,300
New Jersey Economic Development Authority Rev., Series 2003, (Continental Airlines, Inc.), 5.50%, 6/1/33	500,000	554,485
New Jersey Economic Development Authority Rev., Series 2006 B, (Gloucester Marine Terminal), 6.875%, 1/1/37	2,990,000	3,006,923
New Jersey Economic Development Authority Rev., Series 2013, (The Goethals Bridge Replacement Project), 5.375%, 1/1/43	1,600,000	1,747,584
New Jersey Economic Development Authority Rev., Series 2014 UU, (School Facility Construction), 5.00%, 6/15/40	2,000,000	2,018,780
New Jersey Economic Development Authority Rev., Series 2014, (Lions Gate Project), 5.25%, 1/1/44	1,000,000	1,043,840
New Jersey Health Care Facilities Financing Authority Rev., Series 2014 A, (Barnabas Health Obligated), 5.00%, 7/1/44	1,000,000	1,075,140
New Jersey Transportation Trust Fund Authority Rev., Series 2012 A, 5.00%, 6/15/42	1,000,000	1,005,870
Salem County Pollution Control Financing Authority Rev., Series 2014 A, (Chambers Project), 5.00%, 12/1/23	2,000,000	2,242,160
Tobacco Settlement Financing Corp. Rev., Series 2007 1-A, 4.75%, 6/1/34	2,000,000	1,536,380
		16,459,592
New Mexico — 0.6%
Montecito Estates Public Improvement District Levy Special Tax Rev., (City of Albuquerque), 7.00%, 10/1/37	1,100,000	1,130,481
Ventana West Public Improvement District Levy Special Tax Rev., 6.875%, 8/1/33	1,000,000	1,001,460
		2,131,941
New York — 8.4%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40	800,000	935,072
Build NYC Resource Corp. Rev., Series 2014, (Metropolitan College of New York Project), 5.50%, 11/1/44	1,000,000	1,071,440
Build NYC Resource Corp. Rev., Series 2014, (Pratt Paper NY, Inc.), 5.00%, 1/1/35(1)	1,000,000	1,069,500
Hempstead Town Local Development Corp. Rev., (Molloy College Project), 5.00%, 7/1/44	1,000,000	1,059,890
Metropolitan Transportation Authority Rev., Series 2013 D, 5.00%, 11/15/43	1,000,000	1,103,620
New York City GO, Series 2013 A-1, 5.00%, 8/1/36	900,000	1,008,774
New York City GO, Series 2013 J, 5.00%, 8/1/23	750,000	901,972
New York City Industrial Development Agency Rev., Series 2012 A, 5.00%, 7/1/28	1,000,000	1,096,770
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2015 FF, (Second General Resolution), 5.00%, 6/15/39	1,160,000	1,309,941
New York Liberty Development Corp. Rev., (World Trade Center), 5.00%, 11/15/44(1)	5,000,000	5,121,100
New York Liberty Development Corp. Rev., Series 2005, (Goldman Sachs Headquarters), 5.25%, 10/1/35	1,030,000	1,215,936
New York State Dormitory Authority Rev., Series 2012 B, 5.00%, 3/15/42	1,000,000	1,109,410
New York State Dormitory Authority Rev., Series 2013 A, 5.00%, 7/1/26	500,000	589,625

16

	Principal Amount	Value
New York State Dormitory Authority Rev., Series 2014 A, (Touro College & University System), 5.50%, 1/1/44	$850,000	$938,145
New York State Dormitory Authority Rev., Series 2015, (Orange Regional Medical Center), 5.00%, 12/1/45	300,000	312,468
New York State Urban Development Corp. Rev., Series 2013 A-1, (State Personal Income Tax), 5.00%, 3/15/43	1,000,000	1,111,950
Newburgh GO, Series 2012 A, 5.625%, 6/15/33	1,400,000	1,480,738
Onondaga Civic Development Corp. Rev., Series 2014 A, (St. Joseph's Hospital Health Center Project), 5.125%, 7/1/31	500,000	535,510
Port Authority of New York & New Jersey Special Obligation Rev., Series 8, (John F. Kennedy International Airport Terminal), 6.00%, 12/1/36	2,000,000	2,347,840
Triborough Bridge & Tunnel Authority Rev., Series 2011 A, 5.00%, 1/1/28(9)	3,000,000	3,496,530
Triborough Bridge & Tunnel Authority Rev., Capital Appreciation, Series 2013 A, 0.00%, 11/15/30(3)	2,500,000	1,448,650
Westchester County Local Development Corp. Rev., Series 2014 A, (Pace University), 5.50%, 5/1/42	1,655,000	1,909,920
		31,174,801
North Carolina — 1.1%
Charlotte-Mecklenburg Hospital Authority Rev., Series 2013 A, (Carolinas Health Care System), 5.00%, 1/15/39	1,250,000	1,369,263
North Carolina Capital Facilities Finance Agency Rev., (Duke Energy Carolinas LLC), 4.375%, 10/1/31	1,500,000	1,598,715
North Carolina Medical Care Commission Rev., Series 2015, (Pennybyrn at Maryfield), 5.00%, 10/1/35	1,000,000	1,039,270
		4,007,248
North Dakota — 0.5%
Grand Forks Health Care Facilities Rev., Series 1996 A, (The United Hospital Obligation Group), VRDN, 0.09%, 6/1/15 (LOC: Bank of America N.A.)	1,900,000	1,900,000
Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority Rev., Series 2007 A-2, 5.125%, 6/1/24	1,000,000	843,650
Buckeye Tobacco Settlement Financing Authority Rev., Series 2007 A-2, 5.75%, 6/1/34	1,000,000	801,920
Buckeye Tobacco Settlement Financing Authority Rev., Series 2007 A-2, 5.875%, 6/1/47	2,000,000	1,626,240
Hamilton County Hospital Facilities Rev., (UC Health), 5.00%, 2/1/44	1,250,000	1,340,300
Muskingum County Hospital Facilities Rev., (Genesis Health System), 5.00%, 2/15/21	1,365,000	1,489,270
Ohio State Water Development Authority Rev., Series 2006 B, (FirstEnergy Nuclear Generation Project), VRDN, 4.00%, 6/3/19 (GA:First Energy Solutions)	2,500,000	2,640,775
Pinnacle Community Infrastructure Financing Authority Rev., Series 2004 A, 6.25%, 12/1/36	1,800,000	1,813,428
Southeastern Ohio Port Authority Hospital Facilities Rev., Series 2015, (Memorial Health System), 5.00%, 12/1/43	250,000	252,827
Southeastern Ohio Port Authority Hospital Facilities Rev., Series 2015, (Memorial Health System), 5.50%, 12/1/43	550,000	578,248
		11,386,658
Oklahoma — 2.5%
Oklahoma Turnpike Authority Rev., Series 2011 A, (Second Series), 5.00%, 1/1/28	2,000,000	2,279,400
Trustees of the Tulsa Municipal Airport Trust Rev., 5.50%, 12/1/35	4,000,000	4,343,360

17

	Principal Amount	Value
Tulsa County Industrial Authority Senior Living Community Rev., Series 2010 A, (Montereau, Inc.), 7.25%, 11/1/40	$2,500,000	$2,762,100
		9,384,860
Oregon — 1.9%
Forest Grove Student Housing Rev., (Oak Tree Foundation), 5.50%, 3/1/37 (Acquired 6/28/07, Cost $1,385,000)(8)	1,385,000	1,430,497
Oregon GO, Series 2011 J, 5.00%, 5/1/36	1,250,000	1,399,012
Oregon GO, Series 2015 F, (Article XI-Q State Projects), 5.00%, 5/1/39	1,500,000	1,730,715
Salem Hospital Facility Authority Rev., (Capital Manor, Inc.), 6.00%, 5/15/42	1,000,000	1,105,750
Salem Hospital Facility Authority Rev., (Capital Manor, Inc.), 6.00%, 5/15/47	1,250,000	1,379,013
		7,044,987
Pennsylvania — 4.6%
Allegheny County Industrial Development Authority Rev., (Environmental Improvement), 6.875%, 5/1/30	1,000,000	1,138,800
Allegheny County Redevelopment Authority Tax Allocation Rev., (Pittsburgh Mills), 5.60%, 7/1/23	1,500,000	1,517,055
Chester County Industrial Development Authority Rev., (Renaissance Academy Charter School), 5.00%, 10/1/44	1,000,000	1,046,030
Montgomery County Industrial Development Authority Health System Rev., Series 2015 A, (Albert Einstein Heathcare Network), 5.25%, 1/15/45(2)	1,110,000	1,166,876
Pennsylvania Economic Development Financing Authority Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	2,000,000	2,306,780
Pennsylvania Economic Development Financing Authority Rev., Series 2015, (The Pennsylvania Rapid Bridge Replacement Project), 5.00%, 6/30/42	250,000	268,030
Pennsylvania Turnpike Commission Rev., Series 2011 B, 5.25%, 12/1/41	2,000,000	2,192,300
Pennsylvania Turnpike Commission Rev., Series 2014 C, 5.00%, 12/1/44	880,000	960,652
Philadelphia Authority for Industrial Development Rev., Series 2014 A, (First Philadelphia Preparatory Charter School Project), 7.25%, 6/15/43	1,500,000	1,705,665
Philadelphia GO, Series 2014 A, 5.00%, 7/15/38	1,500,000	1,654,500
Philadelphia Hospitals & Higher Education Facilities Authority Rev., Series 2012 A, (Temple University Health System), 5.625%, 7/1/42	1,500,000	1,596,705
Philadelphia Municipal Authority Lease Rev., 6.50%, 4/1/39	1,500,000	1,717,245
		17,270,638
Puerto Rico — 2.5%
Puerto Rico Electric Power Authority Rev., Series 2008 WW, 5.50%, 7/1/38	2,000,000	1,183,020
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	2,085,000	1,230,817
Puerto Rico GO, Series 2008 A, (Public Improvement), 6.00%, 7/1/38	1,500,000	1,111,155
Puerto Rico GO, Series 2009 B, (Public Improvement), 5.75%, 7/1/38	1,000,000	733,230
Puerto Rico GO, Series 2009 C, (Public Improvement), 6.00%, 7/1/39	655,000	484,379
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	500,000	364,790
Puerto Rico GO, Series 2014 A, (Public Improvement), 8.00%, 7/1/35	3,410,000	2,875,108
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 A, 5.375%, 8/1/39	2,000,000	1,235,800
		9,218,299

18

	Principal Amount	Value
Rhode Island — 0.8%
Providence Redevelopment Agency Rev., Series 2015 A, (Public Safety Building Project), 5.00%, 4/1/28	$1,200,000	$1,307,208
Providence Redevelopment Agency Rev., Series 2015 A, (Public Safety Building Project), 5.00%, 4/1/29	800,000	867,888
Tobacco Settlement Financing Corp. Rev., Series 2015 B, 5.00%, 6/1/50	890,000	910,399
		3,085,495
South Carolina — 1.0%
South Carolina Jobs-Economic Development Authority Hospital Rev., (Palmetto Health), 5.75%, 8/1/39	1,475,000	1,596,452
Spartanburg County Regional Health Services District Rev., Series 2012 A, 5.00%, 4/15/37	2,000,000	2,155,900
		3,752,352
Tennessee — 0.4%
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.09%, 6/1/15 (LOC: Bank of America N.A.)	1,385,000	1,385,000
Texas — 7.0%
Central Texas Turnpike System Rev., Series 2015 C, 5.00%, 8/15/42	1,700,000	1,813,594
Clifton Higher Education Finance Corp. Rev., Series 2015 A, (Uplift Education), 5.00%, 12/1/45(2)	1,500,000	1,551,945
Dallas-Fort Worth International Airport Rev., Series 2012 B, 5.00%, 11/1/26	3,000,000	3,430,050
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 C-1, (The Methodist Hospital System), VRDN, 0.10%, 6/1/15	3,800,000	3,800,000
Houston Airport System Rev., Series 2015 B-1, (United Airlines, Inc. Terminal Improvement Projects), 5.00%, 7/15/30	1,000,000	1,058,200
Houston Convention & Entertainment Facilities Department Special Tax Rev., 5.00%, 9/1/40	875,000	960,540
Houston Hotel Occupancy Tax Rev., (Convention & Entertainment), 5.00%, 9/1/39	1,000,000	1,101,040
La Vernia Higher Education Finance Corp. Rev., Series 2009 A, (Kipp, Inc.), 6.25%, 8/15/19, Prerefunded at 100% of Par(4)	1,000,000	1,191,330
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	500,000	545,285
North Texas Tollway Authority Rev., Series 2014 B, (Second Tier), 5.00%, 1/1/31	500,000	552,085
North Texas Tollway Authority Rev., Series 2015 A, (Second Tier), 5.00%, 1/1/38	850,000	928,446
San Antonio Electric & Gas Rev., (Junior Lien), 5.00%, 2/1/43	650,000	715,533
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Scott & White Healthcare Obligated Group), 5.00%, 8/15/43	1,000,000	1,091,650
Texas Private Activity Bond Surface Transportation Corp. Rev., (Senior Lien/LBJ Infrastructure), 7.00%, 6/30/40	3,000,000	3,613,080
Texas Public Finance Authority Charter School Finance Corp. Rev., Series 2010 A, (Cosmos Foundation, Inc.), 6.20%, 2/15/40	1,500,000	1,758,585
Travis County Health Facilities Development Corp. Rev., (Westminster Manor Health), 7.125%, 11/1/40	1,500,000	1,738,755
		25,850,118
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority Rev., Series 2010 B, (Subordinated Lien), 5.25%, 10/1/29	1,500,000	1,637,430

19

	Principal Amount	Value
Virginia — 2.3%
Dulles Town Center Community Development Authority Special Assessment Rev., 4.25%, 3/1/26	$1,750,000	$1,745,415
Fairfax County Economic Development Authority Rev., (Silver Line Phase I), 5.00%, 4/1/36	570,000	629,240
Greater Richmond Convention Center Authority Rev., 5.00%, 6/15/31	1,000,000	1,139,730
Lower Magnolia Green Community Development Authority Special Assessment Rev., Series 2015, 5.00%, 3/1/45(1)	1,000,000	980,190
Mosaic Community Development Authority Tax Allocation Rev., Series 2011 A, 6.875%, 3/1/36	1,000,000	1,145,740
Route 460 Funding Corp. Rev., Capital Appreciation, Series 2012 B, 0.00%, 7/1/35(3)	1,075,000	407,081
Tobacco Settlement Financing Corp. Rev., Series 2007 B-1, 5.00%, 6/1/47	500,000	354,605
Virginia College Building Authority Rev., Series 2015 A, (Marymount University Project), 5.00%, 7/1/45	860,000	908,100
Washington County Industrial Development Authority Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38	1,000,000	1,155,090
		8,465,191
Washington — 0.9%
Port of Seattle Industrial Development Corp. Rev., (Delta Airlines, Inc.), 5.00%, 4/1/30	1,000,000	1,043,060
Washington State Housing Finance Commission Rev., Series 2014 A, (Rockwood Retirement Communities Project), 7.50%, 1/1/49(1)	2,000,000	2,230,520
		3,273,580
Wisconsin — 1.9%
Public Finance Authority Rev., (Roseman University Health Sciences), 5.50%, 4/1/32	2,000,000	1,937,960
Wisconsin Department of Transportation Rev., Series 1, 5.00%, 7/1/30	2,500,000	2,876,050
Wisconsin Health & Educational Facilities Authority Rev., Series 2009 A, (St. John's Communities, Inc.), 7.625%, 9/15/39	1,000,000	1,177,920
Wisconsin Health & Educational Facilities Authority Rev., Series 2014, (Mile Bluff Medical Center, Inc.), 5.75%, 5/1/39	1,000,000	1,052,310
		7,044,240
Wyoming — 0.6%
Campbell County Solid Waste Facilities Rev., Series 2009 A, (Basin Electric Power Cooperative), 5.75%, 7/15/39	2,000,000	2,284,800
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $356,476,056)		372,649,685
OTHER ASSETS AND LIABILITIES — (0.2)%		(712,448)
TOTAL NET ASSETS — 100.0%		$371,937,237

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
61	U.S. Treasury 10-Year Notes	September 2015	$7,788,938	$(33,496)
53	U.S. Treasury Long Bonds	September 2015	8,248,125	(63,069)
			$16,037,063	$(96,565)

20

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
Q-SBLF	-	Qualified School Board Loan Fund
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $18,015,213, which represented 4.8% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(4)	Escrowed to maturity in U.S. government securities or state and local government securities.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(6)	Non-income producing.

(7)	Security is in default.

(8)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $4,468,117, which represented 1.2% of total net assets.

(9)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $356,653.

(10)	Maturity is in default.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

MAY 31, 2015
Assets
Investment securities, at value (cost of $356,476,056)	$372,649,685
Cash	737,050
Receivable for investments sold	1,675,770
Receivable for capital shares sold	685,832
Interest receivable	5,250,386
380,998,723

Liabilities
Payable for investments purchased	6,702,766
Payable for capital shares redeemed	1,830,888
Payable for variation margin on futures contracts	61,172
Accrued management fees	183,896
Distribution and service fees payable	36,143
Dividends payable	246,621
9,061,486

Net Assets	$371,937,237

Net Assets Consist of:
Capital paid in	$393,750,365
Distributions in excess of net investment income	(142,774)
Accumulated net realized loss	(37,747,418)
Net unrealized appreciation	16,077,064
$371,937,237

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$254,275,549	27,169,805	$9.36
Institutional Class	$22,816,382	2,438,167	$9.36
A Class	$69,573,156	7,434,039	$9.36*
C Class	$25,272,150	2,701,790	$9.35
*Maximum offering price $9.80 (net asset value divided by 0.955).

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED MAY 31, 2015
Investment Income (Loss)
Income:
Interest	$16,864,489

Expenses:
Management fees	2,090,547
Distribution and service fees:
A Class	165,175
C Class	252,063
Trustees' fees and expenses	18,587
Other expenses	401
2,526,773

Net investment income (loss)	14,337,716

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,512,233)
Futures contract transactions	(317,877)
(3,830,110)

Change in net unrealized appreciation (depreciation) on:
Investments	7,634,804
Futures contracts	(238,464)
7,396,340

Net realized and unrealized gain (loss)	3,566,230

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,903,946

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2015 AND MAY 31, 2014
Increase (Decrease) in Net Assets	May 31, 2015	May 31, 2014
Operations
Net investment income (loss)	$14,337,716	$14,190,629
Net realized gain (loss)	(3,830,110)	(3,745,721)
Change in net unrealized appreciation (depreciation)	7,396,340	(8,636,798)
Net increase (decrease) in net assets resulting from operations	17,903,946	1,808,110

Distributions to Shareholders
From net investment income:
Investor Class	(10,220,765)	(9,180,861)
Institutional Class	(771,394)	(566,268)
A Class	(2,558,722)	(3,479,878)
C Class	(786,832)	(962,407)
Decrease in net assets from distributions	(14,337,713)	(14,189,414)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	19,500,831	(48,201,191)

Net increase (decrease) in net assets	23,067,064	(60,582,495)

Net Assets
Beginning of period	348,870,173	409,452,668
End of period	$371,937,237	$348,870,173

Distributions in excess of net investment income	$(142,774)	$(142,777)

See Notes to Financial Statements.

24

Notes to Financial Statements

MAY 31, 2015

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income tax. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

25

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended May 31, 2015 was 0.60% for the Investor Class, A Class and C Class and 0.40% for the Institutional Class.

26

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2015 were $192,340,492 and $169,871,462, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2015		Year ended May 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	12,096,857	$113,210,879	12,843,113	$114,441,667
Issued in reinvestment of distributions	800,926	7,501,963	741,811	6,638,499
Redeemed	(11,107,061)	(103,781,243)	(16,001,128)	(144,049,583)
	1,790,722	16,931,599	(2,416,204)	(22,969,417)
Institutional Class
Sold	1,118,574	10,444,062	6,185,989	54,004,309
Issued in reinvestment of distributions	82,090	769,769	62,898	563,019
Redeemed	(202,358)	(1,883,769)	(5,256,127)	(46,706,913)
	998,306	9,330,062	992,760	7,860,415
A Class
Sold	2,673,505	25,082,535	2,698,175	24,170,615
Issued in reinvestment of distributions	240,333	2,248,964	316,383	2,827,499
Redeemed	(3,534,826)	(32,843,057)	(5,928,529)	(52,856,546)
	(620,988)	(5,511,558)	(2,913,971)	(25,858,432)
C Class
Sold	299,356	2,808,283	544,879	4,878,470
Issued in reinvestment of distributions	60,697	567,867	72,275	645,685
Redeemed	(496,611)	(4,625,422)	(1,430,468)	(12,757,912)
	(136,558)	(1,249,272)	(813,314)	(7,233,757)
Net increase (decrease)	2,031,482	$19,500,831	(5,150,729)	$(48,201,191)

27

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 122 contracts.

The value of interest rate risk derivative instruments as of May 31, 2015, is disclosed on the Statement of Assets and Liabilities as a liability of $61,172 in payable for variation margin on futures contracts.* For the year ended May 31, 2015, the effect of interest rate risk derivative instruments on the Statement of Operations was $(317,877) in net realized gain (loss) on futures contract transactions and $(238,464) in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

28

9. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Exempt income	$14,330,376	$14,145,405
Taxable ordinary income	$7,337	$44,009
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$356,453,576
Gross tax appreciation of investments	$22,709,421
Gross tax depreciation of investments	(6,513,312)
Net tax appreciation (depreciation) of investments	16,196,109
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$16,196,109
Undistributed exempt income	$156,435
Accumulated short-term capital losses	$(33,918,069)
Accumulated long-term capital losses	$(4,247,603)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts, the treatment of non-shareholder capital contributions and income from defaulted securities.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2016	2017	2018	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$(151,664)	$(8,112,975)	$(11,481,481)	$(10,841,523)	$(3,330,426)	$(4,247,603)

29

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$9.25	0.39	0.11	0.50	(0.39)	$9.36	5.43%	0.60%	4.12%	48%	$254,276
2014	$9.55	0.39	(0.30)	0.09	(0.39)	$9.25	1.21%	0.60%	4.40%	87%	$234,790
2013	$9.32	0.40	0.23	0.63	(0.40)	$9.55	6.85%	0.60%	4.16%	111%	$265,529
2012	$8.50	0.44	0.82	1.26	(0.44)	$9.32	15.16%	0.61%	4.89%	70%	$237,949
2011	$8.82	0.47	(0.32)	0.15	(0.47)	$8.50	1.76%	0.61%	5.41%	27%	$126,327
Institutional Class
2015	$9.25	0.40	0.11	0.51	(0.40)	$9.36	5.64%	0.40%	4.32%	48%	$22,816
2014	$9.56	0.41	(0.31)	0.10	(0.41)	$9.25	1.31%	0.40%	4.60%	87%	$13,321
2013	$9.32	0.42	0.24	0.66	(0.42)	$9.56	7.17%	0.40%	4.36%	111%	$4,273
2012	$8.50	0.45	0.83	1.28	(0.46)	$9.32	15.39%	0.41%	5.09%	70%	$7,260
2011	$8.82	0.49	(0.32)	0.17	(0.49)	$8.50	1.97%	0.41%	5.61%	27%	$4,829

30

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015	$9.25	0.36	0.11	0.47	(0.36)	$9.36	5.17%	0.85%	3.87%	48%	$69,573
2014	$9.55	0.37	(0.30)	0.07	(0.37)	$9.25	0.96%	0.85%	4.15%	87%	$74,515
2013	$9.32	0.37	0.24	0.61	(0.38)	$9.55	6.58%	0.85%	3.91%	111%	$104,785
2012	$8.50	0.42	0.82	1.24	(0.42)	$9.32	14.87%	0.86%	4.64%	70%	$92,154
2011	$8.82	0.45	(0.32)	0.13	(0.45)	$8.50	1.51%	0.86%	5.16%	27%	$78,325
C Class
2015	$9.25	0.29	0.10	0.39	(0.29)	$9.35	4.28%	1.60%	3.12%	48%	$25,272
2014	$9.55	0.30	(0.30)	—	(0.30)	$9.25	0.21%	1.60%	3.40%	87%	$26,244
2013	$9.32	0.30	0.24	0.54	(0.31)	$9.55	5.91%	1.60%	3.16%	111%	$34,865
2012	$8.49	0.35	0.83	1.18	(0.35)	$9.32	14.03%	1.61%	3.89%	70%	$31,344
2011	$8.81	0.38	(0.32)	0.06	(0.38)	$8.49	0.75%	1.61%	4.41%	27%	$24,885

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Municipal Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2015

32

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

35

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $14,354,723 as exempt interest dividends for the fiscal year ended May 31, 2015.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86228 1507

ANNUAL REPORT	MAY 31, 2015

Intermediate-Term Tax-Free Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Market has Given Back Some of Its 2014 Gains

“Two steps forward, one step back” was the story of the municipal bond (muni) market for the reporting period. For the first eight months of the period (mostly during 2014), the muni market generally rebounded after selling off in 2013. The 2014 rebound reflected a favorable combination of constrained inflation, improving U.S. economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally.

The positive momentum from 2014 carried into 2015 as the broad U.S. bond market rallied in January. However, that momentum reversed during the next four months. We believe muni market volatility occurred because: 1) muni yields were not attracting investors, 2) supply increased while demand was declining, and 3) the credit downgrade of Chicago’s debt to high-yield status affected portions of the muni market, similar to how credit problems in Detroit and Puerto Rico weighed on the market in 2013. We continue to believe these muni credit events are relatively isolated cases that reflect particular issuer and/or regional factors.

This year’s muni market volatility has played out against a broader global backdrop of increased capital market volatility, triggered in part by diverging central bank policies as the U.S. Federal Reserve seeks to reduce its monetary stimulus while other central banks are increasing theirs amid soft global growth conditions. We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of May 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWTIX	1.59%	3.40%	3.86%	4.99%	3/2/87
Barclays 7 Year Municipal Bond Index	—	2.12%	4.15%	4.57%	N/A(1)	—
Institutional Class	AXBIX	1.89%	3.63%	4.07%	4.01%	4/15/03
A Class	TWWOX					3/1/10
No sales charge*		1.43%	3.16%	—	3.27%
With sales charge*		-3.14%	2.22%	—	2.37%
C Class	TWTCX	0.67%	2.39%	—	2.49%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available January 1990.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on May 31, 2015
Investor Class — $14,603

Barclays 7 Year Municipal Bond Index — $15,644

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Intermediate-Term Tax-Free Bond returned 1.59%* for the 12 months ended May 31, 2015. The fund’s benchmark, the Barclays 7 Year Municipal Bond Index, returned 2.12%. Fund returns reflect operating expenses, while index returns do not.

The fund’s absolute return for the reporting period reflected the positive overall performance of municipal bond (muni) indices despite a backdrop of increasing market volatility. The muni market generally rallied during the first eight months of the period, following the U.S. Treasury market higher. Treasury yields defied most investor expectations and declined throughout 2014, extending the Treasury market’s rally. U.S. economic data, which generally improved, took a back seat to global factors that sparked demand for U.S. Treasuries, pushing prices higher and yields lower. For example, global divergence of central bank policy, whereby the Federal Reserve (the Fed) was scaling back its stimulus programs as other leading central banks were increasing theirs in response to weak growth rates, created an environment in which U.S. Treasury yields were relatively more attractive than government bond yields in Europe and elsewhere. A muted inflation backdrop also aided U.S. bond returns. Furthermore, a combination of factors specific to munis, including generally improving credit conditions among issuers, higher federal tax rates, and robust demand for munis in the face of reduced supply, also supported broad muni market gains.

Investor sentiment changed in February 2015, and muni performance stumbled in the final four months of the reporting period. Mounting speculation about when the Fed would raise its federal funds rate target pushed interest rates higher, slowing demand for investment-grade fixed-income securities in general. In the muni market, demand subsided (particularly from mutual fund investors) as municipalities boosted issuance of securities ahead of the Fed’s expected interest rate hike, which most investors believed would occur in the second half of 2015. These supply/demand factors suppressed returns. In addition, in May 2015, after an Illinois Supreme Court decision, credit rating agency Moody’s downgraded Chicago’s debt to below-investment-grade status. This put pressure on other muni issuers with large unfunded pension liabilities.

Overall, strong performance in the first eight months of the 12-month period more than offset the weaker results in the final months. Longer-maturity and high-yield munis generally fared better than shorter-maturity and higher-quality securities, and revenue bonds outperformed general obligation (GO) bonds. The fund’s underperformance versus its benchmark was due primarily to our shorter duration (less price sensitivity to interest rate changes) positioning in the first half of the period and an overweight (versus the benchmark) position in Puerto Rico munis. These factors are detailed below.

Broad Credit Improvements Despite Some Negative Headlines

Chicago’s credit-rating downgrade came after the Illinois Supreme Court voided a pension reform bill that would have curbed growth in the city’s $20 billion unfunded pension liability. Despite negative headlines regarding Chicago, Detroit, Puerto Rico, and other isolated issuers, muni market fundamentals generally remained positive and continued to provide support to the broad market. We believe the problems in Chicago, Detroit, and Puerto Rico are due largely to their own individual circumstances and are not indicative of any particular systemic municipal market problem.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

From a broad fiscal standpoint, state and local finances across the U.S. generally improved during the reporting period due to increased revenue collections and spending constraints. From a credit rating perspective, muni credit rating upgrades outpaced downgrades in the fourth quarter of 2014, the first time that's happened since 2008. Munis in monetary default represented just 0.04% of total munis outstanding in 2014, compared with 0.08% for 2013, according to Bank of America Merrill Lynch. We continue to believe it’s unlikely any states will default, but select isolated state, local, and commonwealth credit ratings could be pressured by special circumstances.

Short Duration Was Main Detractor

Anticipating a return to interest rate “normalization” at higher levels, due largely to modestly improving economic data and the Fed’s October 2014 conclusion of quantitative easing, we maintained a shorter-than-benchmark duration during 2014. We used Treasury futures as part of this duration strategy. But longer-term interest rates declined, causing our duration strategy to detract from relative performance. With global and technical factors, rather than U.S. economic fundamentals, influencing the interest rate environment, we extended the portfolio’s duration to a neutral position by the end of 2014.

Meanwhile, security selection produced mixed results relative to the benchmark. In general, our preference for revenue bonds over GO bonds aided results. Within the revenue sector, we favored essential service (such as those that finance water and sewer projects) revenue bonds, along with transportation and hospital bonds, all of which generally outperformed the broad muni benchmark. Conversely, small positions in select Puerto Rico munis detracted from fund performance, the second-largest detractor, after duration, for the reporting period. Chicago was less of a factor—the fund had no direct exposure to city of Chicago or Chicago Board of Education bonds as of May 31, 2015.

When the ratio of comparable-maturity muni yields to Treasury yields significantly exceeded 100%, we implemented “ratio trades” at various times during the reporting period in anticipation of the ratios falling closer to their historic range of 90% to 100%. This strategy included the use of Treasury futures. These ratio trades modestly helped fund performance.

Fed Uncertainty, Market Volatility Likely Ahead

We expect market volatility to persist ahead of any Fed action on short-term interest rates. The near-term effect this backdrop will have on muni supply remains unclear. On one hand, it may increase issuance as municipalities seek to refinance their debt and issue securities prior to any Fed rate hike. On the other hand, it may lead to reduced overall muni supply as issuers have less incentive to refinance as rates rise. Either way, we plan to increase the fund’s credit quality, believing the volatile backdrop may lead to credit spread widening (an increase in the yield differential between higher-quality and lower-quality munis of similar maturity), which would favor higher-quality securities. Additionally, we expect fundamental credit research, active management, and security selection to become increasingly important in this environment.

Fund Characteristics

MAY 31, 2015
Portfolio at a Glance
Weighted Average Maturity	9.4 years
Average Duration (Modified)	4.3 years

Top Five States and Territories	% of net assets
California	16.7%
New York	16.2%
Texas	7.2%
Pennsylvania	5.9%
Florida	5.9%

Top Five Sectors	% of fund investments
General Obligation (State)	15%
Special Tax	11%
Tollroads	11%
General Obligation (Local)	10%
Lease Revenue	9%

Types of Investments in Portfolio	% of net assets
Municipal Securities	100.9%
Other Assets and Liabilities	(0.9)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/14	Ending Account Value 5/31/15	Expenses Paid During Period(1) 12/1/14 - 5/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,003.80	$2.35	0.47%
Institutional Class	$1,000	$1,004.80	$1.35	0.27%
A Class	$1,000	$1,002.50	$3.59	0.72%
C Class	$1,000	$998.80	$7.33	1.47%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MAY 31, 2015

	Principal Amount	Value
MUNICIPAL SECURITIES — 100.9%
Alabama — 0.2%
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 4.00%, 6/1/16	$1,060,000	$1,096,581
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 5.00%, 6/1/17	1,500,000	1,619,820
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 5.00%, 6/1/19	4,510,000	5,083,942
		7,800,343
Alaska — 0.1%
Aleutians East Borough Project Rev., (Aleutian Pribilof Islands, Inc.), 5.00%, 6/1/20 (ACA)	1,875,000	1,885,481
Arizona — 1.4%
Arizona Board of Regents COP, Series 2006 A, (University of Arizona), 5.00%, 6/1/16, Prerefunded at 100% of Par (Ambac)(1)	1,935,000	2,023,487
Arizona Health Facilities Authority Rev., Series 2007 B, (Banner Health), VRN, 0.99%, 6/1/15	7,500,000	6,678,300
Arizona Water Infrastructure Finance Authority Rev., Series 2010 A, 5.00%, 10/1/18	3,000,000	3,386,670
City of Mesa Excise Tax Rev., 5.00%, 7/1/27	2,000,000	2,159,660
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	5,000,000	5,824,700
Navajo County Unified School District No. 20 Rev., Series 2006 A, 5.00%, 7/1/17 (NATL-RE)	1,815,000	1,959,184
Phoenix Civic Improvement Corp. Airport Rev., Series 2010 A, (Junior Lien), 5.00%, 7/1/40	3,000,000	3,241,110
Phoenix Civic Improvement Corp. Excise Tax Rev., Series 2015 A, 5.00%, 7/1/21	1,000,000	1,175,890
Phoenix Civic Improvement Corp. Excise Tax Rev., Series 2015 A, 5.00%, 7/1/22	1,225,000	1,456,966
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24	1,750,000	1,979,565
Phoenix GO, Series 1995 A, 6.25%, 7/1/17	1,070,000	1,192,215
Phoenix Industrial Development Authority Government Office Lease Rev., (Capitol Mall LLC), 5.00%, 9/15/26 (Ambac)	1,750,000	1,774,570
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/18 (Ambac)(1)	1,065,000	1,199,030
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/18 (Ambac)	645,000	715,460
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/19 (Ambac)(1)	1,120,000	1,295,840
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/19 (Ambac)	680,000	770,923
Pinal County Apache Junction Unified School District No. 43 GO, Series 2006 B, (School Improvements), 5.00%, 7/1/24 (FGIC)	775,000	814,347
Salt River Project Agricultural Improvement & Power District Rev., Series 2008 A, (Electric System Distribution), 5.00%, 1/1/38	4,900,000	5,309,052
Salt River Project Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39	4,060,000	4,499,048
		47,456,017

	Principal Amount	Value
Arkansas — 0.1%
Valdez Marine Terminal Rev., Series 2003 C, (BP Pipelines, Inc.), 5.00%, 1/1/21 (GA: BP plc)	$2,600,000	$2,970,552
California — 16.7%
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/24	1,500,000	1,798,230
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/26	2,000,000	2,355,640
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/27	1,725,000	2,027,255
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/30	1,750,000	2,017,715
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/31	2,000,000	2,300,900
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/32	2,000,000	2,290,820
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/33	1,800,000	2,054,214
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/39	4,000,000	4,488,880
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/46	3,900,000	4,353,882
Bay Area Toll Authority Toll Bridge Rev., Series 2006 C-4, (San Francisco Bay Area), VRDN, 1.45%, 8/1/17	5,975,000	6,007,683
Bay Area Toll Authority Toll Bridge Rev., Series 2006 F, (San Francisco Bay Area), 5.00%, 4/1/16, Prerefunded at 100% of Par(1)	11,780,000	12,238,360
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A-1, (San Francisco Bay Area), VRDN, 0.80%, 6/4/15	2,000,000	2,018,720
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G-1, (San Francisco Bay Area), VRDN, 1.20%, 6/4/15	3,750,000	3,786,750
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F-1, (San Francisco Bay Area), 5.00%, 4/1/26	5,900,000	6,993,919
Bay Area Toll Authority Toll Bridge Rev., Series 2014 B, (San Francisco Bay Area), VRDN, 1.50%, 4/2/18	1,970,000	1,982,431
California Department of Water Resources Power Supply Rev., Series 2005 F-5, 5.00%, 5/1/22	6,215,000	6,933,827
California Department of Water Resources Power Supply Rev., Series 2005 G-4, 5.00%, 5/1/16	2,450,000	2,557,996
California Department of Water Resources Power Supply Rev., Series 2008 AE, (Central Valley), 5.00%, 6/1/18, Prerefunded at 100% of Par(1)	2,795,000	3,120,925
California Department of Water Resources Power Supply Rev., Series 2008 AE, (Central Valley), 5.00%, 12/1/22	205,000	229,901
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/16	5,000,000	5,220,400
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/19	5,000,000	5,725,000
California Department of Water Resources Power Supply Rev., Series 2013 AM, (Central Valley), 5.00%, 12/1/25	10,185,000	12,265,694
California Department of Water Resources Power Supply Rev., Series 2015 O, 5.00%, 5/1/21	9,760,000	11,605,714
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/18(1)	3,020,000	3,386,990
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/18	870,000	979,838
California Educational Facilities Authority Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24	3,500,000	3,972,395
California Educational Facilities Authority Rev., Series 2015 A, (University of Southern California), 5.00%, 10/1/25(2)	3,125,000	3,887,594

	Principal Amount	Value
California GO, 5.00%, 10/1/17	$8,000,000	$8,792,560
California GO, 5.25%, 9/1/23	25,000,000	30,096,750
California GO, 5.00%, 9/1/24	10,000,000	12,003,900
California GO, 5.00%, 12/1/26	3,755,000	4,462,855
California GO, 5.00%, 2/1/27	10,000,000	11,668,600
California GO, 5.00%, 11/1/27	5,000,000	5,879,500
California GO, 5.00%, 2/1/28	10,000,000	11,550,700
California GO, 5.75%, 4/1/31	16,630,000	19,169,235
California GO, 5.00%, 6/1/32	11,805,000	12,674,202
California GO, 5.00%, 11/1/32	2,785,000	3,032,002
California GO, 6.00%, 4/1/38	5,000,000	5,875,050
California GO, 5.50%, 11/1/39	10,000,000	11,570,500
California GO, Series 2004 A-1, (Kindergarten), VRDN, 0.06%, 6/1/15 (LOC: Citibank N.A.)	7,800,000	7,800,000
California GO, Series 2012 B, VRN, 1.00%, 6/4/15	4,000,000	4,053,600
California GO, Series 2012 B, VRN, 1.10%, 6/4/15	1,600,000	1,627,184
California GO, Series 2012 B, VRN, 1.25%, 6/4/15	1,920,000	1,960,416
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,519,035
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	2,200,000	2,227,918
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,519,035
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(1)	35,000	41,279
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(1)	2,090,000	2,464,967
California Health Facilities Financing Authority Rev., Series 2008 I, (Catholic Healthcare West), 5.125%, 7/1/15, Prerefunded at 100% of Par(1)	2,075,000	2,083,881
California Health Facilities Financing Authority Rev., Series 2009 A, (Adventist Health System West), 5.75%, 9/1/39	2,500,000	2,861,850
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 5.50%, 7/1/22	5,000,000	5,800,000
California Health Facilities Financing Authority Rev., Series 2009 A, (Children's Hospital of Orange County), 6.50%, 11/1/38	10,000,000	11,816,200
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/19	1,900,000	2,183,347
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/24	1,250,000	1,456,663
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	1,775,000	1,976,977
California Infrastructure & Economic Development Bank Rev., Series 2003 A, (Bay Area Toll Bridge), (First Lien), 5.00%, 7/1/26 (FGIC)(1)	4,825,000	6,077,522
California Municipal Finance Authority Rev., Series 2010 A, (University of La Verne), 6.25%, 6/1/40	1,500,000	1,738,050
California Municipal Finance Authority COP, Series 2009, (Community Hospitals of Central California Obligated Group), 5.50%, 2/1/39	1,450,000	1,624,957
California Pollution Control Financing Authority Rev., Series 1996 E, (Pacific Gas & Electric Co.), VRDN, 0.08%, 6/1/15 (LOC: JPMorgan Chase Bank N.A.)	5,200,000	5,200,000

	Principal Amount	Value
California Public Works Board Lease Rev., Series 2009 A, (Department of General Services - Building - 8 & 9), 6.25%, 4/1/34	$4,000,000	$4,703,280
California Public Works Board Lease Rev., Series 2009 I-1, (Various Capital Projects), 5.375%, 11/1/22	8,000,000	9,375,760
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/24	11,500,000	13,587,825
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	5,000,000	5,873,000
California Public Works Board Lease Rev., Series 2012 D, (Various Capital Projects), 5.00%, 9/1/36	1,935,000	2,141,677
California State University Systemwide Rev., Series 2011 A, 5.00%, 11/1/15	3,315,000	3,383,554
California Statewide Communities Development Authority Rev., Series 2002 C, (Kaiser Permanente), VRDN, 5.00%, 11/1/17	2,400,000	2,598,312
California Statewide Communities Development Authority Rev., Series 2009 E-2, (Kaiser Permanente), VRDN, 5.00%, 5/1/17	2,200,000	2,375,164
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	10,000,000	10,959,000
California Statewide Communities Development Authority Rev., Series 2012 B, (Kaiser Permanente), VRDN, 1.05%, 6/4/15	5,000,000	5,016,250
California Statewide Communities Development Authority Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.25%, 10/1/19 (AGM)	110,000	110,450
Clovis Unified School District GO, Capital Appreciation, Series 2004 A, 0.00%, 8/1/29 (NATL-RE)(3)	2,230,000	1,319,892
Foothill-De Anza Community College District GO, Series 2007 B, 5.00%, 8/1/17 (Ambac)	2,305,000	2,425,114
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 A, 6.00%, 1/15/49	2,350,000	2,768,817
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 B-1, VRDN, 5.00%, 1/15/18	3,750,000	4,004,737
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 B-3, VRDN, 5.50%, 1/15/23	3,900,000	4,482,231
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.00%, 6/1/15	5,000,000	5,001,150
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	1,650,000	1,859,534
Hesperia Unified School District COP, (2007 Capital Improvement), 5.00%, 2/1/17 (Ambac)	670,000	705,798
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.25%, 9/1/37	2,225,000	2,514,539
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/44	2,355,000	2,556,376
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/26	1,485,000	1,708,715
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/28	1,250,000	1,413,250
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/29	1,060,000	1,193,655
Los Angeles Community College District GO, Series 2008 E-1, (Election of 2001), 5.00%, 8/1/18, Prerefunded at 100% of Par(1)	2,250,000	2,524,027
Los Angeles County COP, (Disney Concert Hall), 5.00%, 9/1/20	900,000	1,049,166
Los Angeles County COP, (Disney Concert Hall), 5.00%, 9/1/21	1,250,000	1,472,913
Los Angeles Department of Water & Power System Rev., Series 2009 B, 5.00%, 7/1/20	5,000,000	5,773,450
Los Angeles Department of Water & Power System Rev., Series 2011 A, 4.00%, 7/1/17	100,000	107,069

	Principal Amount	Value
Los Angeles Department of Water & Power System Rev., Series 2011 A, 5.00%, 7/1/18	$500,000	$561,495
Los Angeles Department of Water & Power System Rev., Series 2011 A, 5.00%, 7/1/19	250,000	288,118
Los Angeles Department of Water & Power System Rev., Series 2011 A, 5.00%, 7/1/20	1,000,000	1,178,660
Los Angeles Department of Water & Power System Rev., Series 2011 A, 5.00%, 7/1/21	10,000,000	11,879,000
Los Angeles Department of Water & Power System Rev., Series 2011 A, 5.00%, 7/1/21	500,000	589,815
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/18	2,300,000	2,576,138
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/20	6,065,000	6,974,325
Los Angeles Unified School District GO, Series 2009 I, 5.00%, 7/1/21	6,520,000	7,486,525
Los Angeles Unified School District GO, Series 2011 A-1, 5.00%, 7/1/18	3,205,000	3,589,792
Los Angeles Unified School District GO, Series 2011 A-2, 5.00%, 7/1/21	10,070,000	11,984,609
Los Angeles Wastewater System Rev., Series 2015 A, (Green Bonds), 5.00%, 6/1/27(2)	2,400,000	2,901,648
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35	2,300,000	2,610,753
Metropolitan Water District of Southern California Rev., Series 2012 B-2, VRDN, 0.48%, 6/4/15	7,000,000	7,000,350
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/19 (AGC)	2,300,000	2,568,410
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/20 (AGC)	2,500,000	2,786,900
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/21 (AGC)	5,000,000	5,567,350
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	1,925,000	2,344,400
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	5,735,000	6,116,205
Plumas Unified School District GO, 5.25%, 8/1/20 (AGM)	1,000,000	1,180,240
Poway Unified School District GO, Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(3)	4,610,000	1,436,568
Regents of the University of California Rev., Series 2015 AO, 5.00%, 5/15/25	3,035,000	3,760,942
Regents of the University of California Rev., Series 2015 AO, 5.00%, 5/15/26	2,555,000	3,113,676
Riverside County Transportation Commission Rev., Series 2013 A, (Limited Tax), 5.25%, 6/1/39	2,665,000	3,062,351
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/18, Prerefunded at 100% of Par(1)	4,700,000	5,471,129
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	3,950,000	4,817,183
San Diego County Water Authority Rev., Series 2011 S-1, (Subordinate Lien), 5.00%, 7/1/16	5,555,000	5,822,140
San Diego Public Facilities Financing Authority Lease Rev., Series 2015 A, (Capital Improvement Projects), 5.00%, 10/15/44	2,470,000	2,704,378
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/22	2,000,000	2,346,880
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/23	3,000,000	3,512,190

	Principal Amount	Value
San Francisco City and County Airports Commission Rev., Series 2008 34-F, 5.00%, 5/1/17 (AGC)	$4,140,000	$4,491,238
San Joaquin Hills Transportation Corridor Agency Rev., Series 2014 A, (Senior Lien), 5.00%, 1/15/29	5,900,000	6,566,818
San Marcos Public Facilities Authority Tax Allocation Rev., Series 2006 A, (Project Area No. 3), 5.00%, 8/1/20 (Ambac)	1,525,000	1,593,274
Southern California Public Power Authority Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22	2,875,000	3,225,002
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/16 (BAM)	630,000	655,874
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/17 (BAM)	395,000	420,039
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/18 (BAM)	490,000	527,412
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	2,800,000	3,204,152
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	6,250,000	6,255,625
		565,586,717
Colorado — 2.0%
Aurora Hospital Rev., (Children's Hospital Association), 5.00%, 12/1/40	1,250,000	1,357,525
Colorado Department of Transportation Rev., (Transportation Revenue Anticipation Notes), 5.00%, 12/15/16	5,000,000	5,346,400
Colorado Health Facilities Authority Rev., Series 2008 D-1, (Catholic Health Initiatives), 6.00%, 10/1/23	1,500,000	1,709,415
Colorado Health Facilities Authority Rev., Series 2006 B, (Longmont Unified Hospital), 5.00%, 12/1/20 (AGC)	1,000,000	1,049,540
Colorado Health Facilities Authority Rev., Series 2015 A, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	1,000,000	1,057,680
Colorado Water Resources & Power Development Authority Rev., Series 2000 A, 6.25%, 9/1/16	30,000	30,153
Denver City and County Airport Rev., Series 2010 A, 5.00%, 11/15/21	2,500,000	2,893,375
Denver City and County Airport Rev., Series 2013 B, 5.00%, 11/15/43	7,400,000	8,178,184
E-470 Public Highway Authority Rev., Series 2014 A, VRDN, 1.28%, 6/4/15	8,650,000	8,657,093
Regional Transportation District Rev., Series 2012 A, (Fastracks Project), 5.00%, 11/1/25	9,800,000	11,654,552
Regional Transportation District COP, Series 2010 A, 5.50%, 6/1/21	2,000,000	2,327,640
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 7/15/19	3,600,000	4,122,792
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 1/15/20	4,835,000	5,550,387
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/20	2,895,000	3,315,441
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/21	1,400,000	1,588,706
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/21	1,400,000	1,581,454
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/22	1,400,000	1,568,504
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/22	1,500,000	1,680,540
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	1,000,000	1,138,250

	Principal Amount	Value
University of Colorado Enterprise System Rev., Series 2009 A, 5.25%, 6/1/19, Prerefunded at 100% of Par(1)	$1,200,000	$1,383,144
		66,190,775
Connecticut — 1.7%
Connecticut GO, Series 2006 D, 5.00%, 11/1/15	1,595,000	1,627,474
Connecticut GO, Series 2009 A, 5.00%, 1/1/16	8,375,000	8,610,924
Connecticut GO, Series 2012 A, VRDN, 0.63%, 6/4/15	4,300,000	4,312,470
Connecticut GO, Series 2012 A, VRDN, 0.78%, 6/4/15	4,000,000	4,012,480
Connecticut GO, Series 2013 A, 5.00%, 10/15/27	3,000,000	3,454,110
Connecticut Health & Educational Facilities Authority Rev., Series 1999 G, (Ascension Health Center), VRDN, 1.55%, 2/1/17	3,155,000	3,191,314
Connecticut Health & Educational Facilities Authority Rev., Series 2007 I, (Quinnipiac University), 5.00%, 7/1/16 (NATL-RE)	2,660,000	2,792,495
Connecticut Health & Educational Facilities Authority Rev., Series 2010 A-3, (Yale University), VRDN, 0.875%, 2/8/18	17,900,000	17,791,884
New Haven GO, Series 2014 B, 5.00%, 8/1/23 (AGM)	10,000,000	11,793,400
		57,586,551
District of Columbia — 0.8%
District of Columbia Rev., Series 2010 A, (Income Tax Secured), 5.00%, 12/1/19	5,000,000	5,797,050
District of Columbia Rev., Series 2012 A, (Income Tax Secured), 5.00%, 12/1/16	1,200,000	1,282,476
District of Columbia Rev., Series 2012 A, (Income Tax Secured), 5.00%, 12/1/17	5,000,000	5,519,600
District of Columbia Rev., Series 2012 C, (Income Tax Secured), 4.00%, 12/1/15	4,500,000	4,588,245
District of Columbia Water & Sewer Authority Public Utility Rev., Series 2008 A, (Subordinated Lien), 5.00%, 10/1/34 (AGC)	1,200,000	1,316,196
Metropolitan Washington Airports Authority Rev., Series 2009 A, (First Senior Lien), 5.00%, 10/1/39	5,000,000	5,418,000
Washington Metropolitan Area Transit Authority Rev., Series 2009 A, 5.00%, 7/1/17	4,600,000	5,006,410
		28,927,977
Florida — 5.9%
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/24	2,650,000	3,099,334
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/25	1,000,000	1,147,680
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/26	1,000,000	1,137,350
Broward County School Board COP, Series 2012 A, 5.00%, 7/1/26	11,800,000	13,365,270
Citizens Property Insurance Corp. Rev., Series 2009 A-1, (Senior Secured), 5.50%, 6/1/16 (AGC)	9,450,000	9,929,682
Citizens Property Insurance Corp. Rev., Series 2009 A-1, (Senior Secured), 6.00%, 6/1/17	2,500,000	2,743,900
Citizens Property Insurance Corp. Rev., Series 2011 A-1, (Senior Secured), 5.00%, 6/1/16	3,000,000	3,135,960
Citizens Property Insurance Corp. Rev., Series 2011 A-1, (Senior Secured), 5.00%, 6/1/18	4,440,000	4,892,258
Citizens Property Insurance Corp. Rev., Series 2012 A-1, (Senior Secured), 5.00%, 6/1/20	6,050,000	6,901,417
Escambia County Rev., Series 1997, (Gulf Power Co.),VRDN, 2.10%, 4/11/19	1,500,000	1,512,990

	Principal Amount	Value
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/20	$2,000,000	$2,315,040
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/21	3,470,000	4,006,115
Florida State Board of Education GO, Series 2013 A, 5.00%, 6/1/22	10,000,000	12,000,300
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/16	1,000,000	1,046,990
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/16, Prerefunded at 100% of Par(1)	410,000	429,360
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/18	165,000	171,425
Halifax Hospital Medical Center Rev., Series 2006 B-1, 5.50%, 6/1/38 (AGM)	1,000,000	1,089,370
Halifax Hospital Medical Center Rev., Series 2006 B-2, 5.375%, 6/1/31 (AGM)	2,000,000	2,173,960
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/15	3,000,000	3,049,620
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/17	1,810,000	1,985,986
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/21	3,115,000	3,679,345
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/22	1,750,000	2,081,660
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/23	1,500,000	1,777,020
Lee County School Board COP, Series 2012 B, 5.00%, 8/1/17	3,170,000	3,456,663
Lee County Transportation Facilities Rev., 5.00%, 10/1/26 (AGM)	2,250,000	2,634,053
Lee County Transportation Facilities Rev., 5.00%, 10/1/27 (AGM)	2,550,000	2,961,468
Miami Parking Facilities Rev., 5.25%, 10/1/15 (NATL-RE)	335,000	339,579
Miami-Dade County Aviation Department Rev., Series 2007 D, (Miami International Airport), 5.25%, 10/1/26 (AGM)	4,650,000	5,095,563
Miami-Dade County Aviation Department Rev., Series 2010 B, 5.00%, 10/1/41	3,000,000	3,226,350
Miami-Dade County Aviation Department Rev., Series 2014 B, 5.00%, 10/1/37	2,450,000	2,713,718
Miami-Dade County Expressway Authority Rev., Series 2014 A, 5.00%, 7/1/29	800,000	910,736
Miami-Dade County Expressway Authority Rev., Series 2014 A, 5.00%, 7/1/30	1,560,000	1,766,747
Miami-Dade County Expressway Authority Rev., Series 2014 A, 5.00%, 7/1/31	1,000,000	1,129,180
Miami-Dade County Expressway Authority Rev., Series 2014 B, 5.00%, 7/1/26	2,000,000	2,335,180
Miami-Dade County Expressway Authority Rev., Series 2014 B, 5.00%, 7/1/27	1,500,000	1,739,685
Miami-Dade County Expressway Authority Rev., Series 2014 B, 5.00%, 7/1/30	1,835,000	2,092,102
Miami-Dade County Expressway Authority Rev., Series 2014 B, 5.00%, 7/1/31	1,300,000	1,475,565
Miami-Dade County Industrial Development Authority Rev., (Pinecrest Academy, Inc.), 5.25%, 9/15/44	1,800,000	1,880,910
Miami-Dade County Industrial Development Authority Rev., (Pinecrest Academy, Inc.), 4.00%, 9/15/19	440,000	462,920
Miami-Dade County Water & Sewer Rev., Series 2013 A, 5.00%, 10/1/42	9,335,000	10,164,601
Orange County School Board COP, Series 2012 B, 5.00%, 8/1/26	8,000,000	9,342,720
Orange County School Board COP, Series 2012 B, 5.00%, 8/1/27	6,500,000	7,590,960
Orlando & Orange County Expressway Authority Rev., Series 2010 A, 5.00%, 7/1/40	3,000,000	3,313,500
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33	2,000,000	2,237,320

	Principal Amount	Value
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/19	$1,500,000	$1,728,900
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/20	5,000,000	5,868,550
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/21	4,745,000	5,635,779
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/22	1,750,000	2,105,320
Orlando Utilities Commission Water & Electric Rev., Series 1989 D, 6.75%, 10/1/17(1)	485,000	523,237
Palm Beach County Health Facilities Authority Rev., Series 2010 A, (Bethesda Healthcare System), 5.25%, 7/1/40 (AGM)	5,850,000	6,466,766
Palm Beach County School Board COP, Series 2011 A, VRDN, 5.00%, 8/1/16	7,000,000	7,362,530
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	3,250,000	3,589,788
St. Petersburg Health Facilities Authority Rev., Series 2009 A, (All Children's Health Facilities), 6.50%, 11/15/19, Prerefunded at 100% of Par(1)	4,700,000	5,744,528
Sunrise Florida Utilities System Rev., 5.20%, 10/1/20, Prerefunded at 100% of Par (Ambac)(1)	430,000	496,908
Sunrise Florida Utilities System Rev., 5.20%, 10/1/22 (Ambac)	570,000	635,624
Tampa Bay Water Rev., Series 2011 A, 5.00%, 10/1/16(1)	1,730,000	1,832,658
Tampa Bay Water Rev., Series 2011 A, 5.00%, 10/1/16	5,000	5,306
Tampa Bay Water Rev., Series 2011 A, 5.00%, 10/1/16(1)	1,865,000	1,975,669
Tampa Bay Water Rev., Series 2011 A, 5.00%, 10/1/17	5,000	5,484
Tampa Bay Water Rev., Series 2011 A, 5.00%, 10/1/17(1)	1,440,000	1,579,478
Tampa Bay Water Rev., Series 2011 A, 5.00%, 10/1/17(1)	1,555,000	1,701,061
Tampa Guaranteed Entitlement Rev., 6.00%, 10/1/18 (Ambac)	190,000	201,664
Tampa Water & Sewer Rev., 6.00%, 10/1/17 (AGM)	1,000,000	1,119,860
		199,120,662
Georgia — 2.0%
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.11%, 6/1/15	4,100,000	4,100,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.11%, 6/1/15	10,000,000	10,000,000
Athens-Clarke County Unified Government Water & Sewer Rev., 5.625%, 1/1/19, Prerefunded at 100% of Par(1)	1,200,000	1,385,280
Atlanta Rev., Series 2009 A, 6.00%, 11/1/19, Prerefunded at 100% of Par(1)	5,000,000	5,991,850
Atlanta Rev., Series 2009 A, 6.00%, 11/1/19, Prerefunded at 100% of Par(1)	3,000,000	3,595,110
City of Atlanta Water & Wastewater Rev., 5.00%, 11/1/27	2,000,000	2,378,820
Georgia GO, Series 2009 G, 5.00%, 11/1/16	2,000,000	2,129,900
Georgia GO, Series 2009 I, 5.00%, 7/1/16	10,000,000	10,515,000
Georgia Municipal Electric Authority Rev., Series 2008 D, (Project 1), 5.50%, 1/1/26	4,800,000	5,410,896
Georgia Road & Tollway Authority Rev., Series 2008 A, (Federal Highway Grant Anticipation Bonds), 5.00%, 6/1/16	6,350,000	6,645,656
Georgia Road & Tollway Authority Rev., Series 2009 A, (Federal Highway Grant Anticipation Bonds), 5.00%, 6/1/21	4,000,000	4,532,000
Marietta Development Authority Rev., (Life University, Inc.), 6.25%, 6/15/20	600,000	637,824
Private Colleges & Universities Authority Rev., Series 2009 B, (Emory University), 5.00%, 9/1/35	1,000,000	1,125,400

	Principal Amount	Value
Private Colleges & Universities Authority Rev., Series 2014, (Savannah College of Art & Design Project), 5.00%, 4/1/44	$1,300,000	$1,398,930
Putnam County Development Authority Rev., Series 1997, (Georgia Power Company Plant Branch Project), VRDN, 0.11%, 6/1/15	6,700,000	6,700,000
		66,546,666
Guam — 0.9%
Guam Government Business Privilege Tax GO, Series 2011 A, 5.00%, 1/1/27	3,185,000	3,565,194
Guam Government Business Privilege Tax GO, Series 2011 A, 5.25%, 1/1/36	2,000,000	2,208,020
Guam Government Department of Education COP, Series 2010 A, (John F. Kennedy High School), 6.875%, 12/1/40	1,500,000	1,675,380
Guam Government GO, Series 2009 A, 6.00%, 11/15/19	5,000,000	5,499,050
Guam Government GO, Series 2009 A, 6.75%, 11/15/29	12,570,000	14,997,518
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/26 (AGM)	2,000,000	2,341,320
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/27 (AGM)	1,000,000	1,161,910
		31,448,392
Hawaii — 1.2%
Hawaii GO, Series 2007 DJ, 5.00%, 4/1/26 (Ambac)	5,000,000	5,378,150
Hawaii GO, Series 2011 EA, 5.00%, 12/1/23	10,000,000	11,880,700
Hawaii GO, Series 2014 EO, 5.00%, 8/1/23	6,000,000	7,277,280
Hawaii Pacific Health Rev., Series 2010 A, 5.50%, 7/1/40	2,500,000	2,782,875
Hawaii Pacific Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40	800,000	903,896
Honolulu City and County GO, Series 2009 A, 5.00%, 4/1/19, Prerefunded at 100% of Par(1)	3,000,000	3,423,390
Honolulu City and County GO, Series 2015 B, 5.00%, 10/1/25	3,000,000	3,697,950
Honolulu City and County GO, Series 2015 C, 5.00%, 10/1/25	3,000,000	3,697,950
Honolulu City and County Wastewater System Rev., Series 2012 A, (First Bond Resolution), 5.00%, 7/1/23	905,000	1,074,081
		40,116,272
Idaho — 0.1%
Idaho Health Facilities Authority Rev., (St. Luke's Regional Medical Center), 5.00%, 7/1/35 (AGM)	250,000	273,675
Idaho Housing & Finance Association Rev., Series 2011 A, 5.00%, 7/15/29	3,000,000	3,378,180
		3,651,855
Illinois — 4.6%
Bourbonnais Industrial Project Rev., (Olivet Nazarene University), 5.00%, 11/1/20	1,235,000	1,376,889
Chicago Midway Airport Rev., Series 2014 B, 5.00%, 1/1/19	800,000	895,384
Chicago Midway Airport Rev., Series 2014 B, 5.00%, 1/1/21	800,000	921,272
Chicago Midway Airport Rev., Series 2014 B, 5.00%, 1/1/22	600,000	694,932
Chicago Motor Fuel Tax Rev., Series 2013, 5.00%, 1/1/21	1,450,000	1,535,333
Chicago Motor Fuel Tax Rev., Series 2013, 5.00%, 1/1/23	700,000	743,519
Chicago Motor Fuel Tax Rev., Series 2013, 5.00%, 1/1/24	2,000,000	2,124,680
Chicago O'Hare International Airport Rev., Series 2005 B, 5.25%, 1/1/18 (NATL-RE)	5,000,000	5,493,050
Chicago O'Hare International Airport Rev., Series 2008 C, 4.00%, 1/1/17 (AGM)	600,000	629,568
Chicago O'Hare International Airport Rev., Series 2011 A, (Third Lien), 5.75%, 1/1/39	2,000,000	2,274,720

	Principal Amount	Value
Chicago O'Hare International Airport Rev., Series 2011 B, (Third Lien), 5.00%, 1/1/16	$1,000,000	$1,026,420
Chicago O'Hare International Airport Rev., Series 2011 B, (Third Lien), 5.00%, 1/1/22	1,000,000	1,140,260
Chicago Wastewater Transmission Rev., (Second Lien), 5.00%, 1/1/29	1,100,000	1,166,121
Chicago Wastewater Transmission Rev., (Second Lien), 5.00%, 1/1/31	1,000,000	1,048,320
Chicago Wastewater Transmission Rev., (Second Lien), 5.00%, 1/1/32	1,000,000	1,045,400
Chicago Waterworks Rev., (Second Lien), 5.00%, 11/1/39	2,520,000	2,643,455
Illinois Dedicated Tax Rev., (Civic Center), 6.25%, 12/15/20 (Ambac)	1,455,000	1,616,243
Illinois Educational Facilities Authority Rev., Series 2001 B-1, (University of Chicago), VRDN, 1.10%, 2/15/18	3,875,000	3,846,480
Illinois Finance Authority Rev., Series 2008 A, (Prairie Power, Inc.), VRDN, 1.30%, 5/8/17 (GA: National Rural Utilities Cooperative Finance Corp.)	1,960,000	1,956,844
Illinois Finance Authority Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/18, Prerefunded at 100% of Par(1)	5,000,000	5,822,300
Illinois Finance Authority Rev., Series 2009 C, (Rush University Medical Center), 6.375%, 5/1/19, Prerefunded at 100% of Par(1)	5,000,000	5,953,500
Illinois Finance Authority Rev., Series 2009, (Central DuPage Health), 5.00%, 11/1/27	3,595,000	4,017,017
Illinois Finance Authority Rev., Series 2010 A, (Provena Health), 5.25%, 5/1/16	1,000,000	1,034,130
Illinois Finance Authority Rev., Series 2010, (Little Co. Mary Hospital Health), 5.375%, 8/15/40	1,000,000	1,057,250
Illinois Finance Authority Rev., Series 2011 A, (Carle Foundation), 6.00%, 8/15/41	2,000,000	2,342,540
Illinois Finance Authority Rev., Series 2015 B, (Rush University Medical Center), 5.00%, 11/15/29	5,000,000	5,668,850
Illinois GO, 5.00%, 2/1/39	3,000,000	3,033,480
Illinois GO, 5.50%, 7/1/38	4,900,000	5,215,266
Illinois GO, 5.00%, 3/1/37	900,000	910,215
Illinois GO, 5.00%, 8/1/24	18,585,000	19,789,494
Illinois GO, 5.00%, 5/1/39	5,880,000	5,947,267
Illinois Sales Tax Rev., 5.00%, 6/15/17	3,000,000	3,248,100
Illinois Sales Tax Rev., 5.00%, 6/15/26	4,000,000	4,637,280
Illinois State Unemployment Insurance Fund Building Receipts Rev., Series 2012 A, 5.00%, 6/15/15	4,000,000	4,008,760
Illinois Toll Highway Authority Rev., Series 2010 A-1, 5.00%, 1/1/25	5,000,000	5,603,150
Illinois Toll Highway Authority Rev., Series 2014 B, (Senior Lien), 5.00%, 1/1/39	2,450,000	2,710,950
Illinois Toll Highway Authority Rev., Series 2014 C, 5.00%, 1/1/36	15,000,000	16,741,200
Metropolitan Pier & Exposition Authority Rev., Series 2010 B-2, (McCormick Place Expansion), 5.00%, 6/15/50	2,750,000	2,810,142
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/17	6,000,000	6,456,900
Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/21	10,000,000	11,623,700
Regional Transportation Authority Rev., Series 1990 A, 7.20%, 11/1/20 (Ambac)	640,000	738,010
Southwestern Illinois Development Authority Rev., (Triad School District No. 2), 5.00%, 10/1/18 (NATL-RE)	1,000,000	1,057,660
University of Illinois COP, Series 2006 A, (Academic Facilities), 5.00%, 3/15/16 (Ambac)(1)	3,270,000	3,391,382
		155,997,433

	Principal Amount	Value
Indiana — 1.7%
Hamilton Southeastern Consolidated School Building Corp. Rev., (Hamilton County), 4.25%, 7/15/20 (AGM)	$1,000,000	$1,050,380
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/17 (AGM)	1,520,000	1,603,585
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/18 (AGM)	1,600,000	1,687,664
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/19 (AGM)	1,680,000	1,772,047
Indiana Finance Authority Rev., Series 2014 A, (Methodist Hospitals, Inc.), 5.00%, 9/15/16	1,055,000	1,112,012
Indiana Finance Authority Rev., Series 2014 A, (Methodist Hospitals, Inc.), 5.00%, 9/15/20	1,000,000	1,137,450
Indiana Finance Authority Rev., Series 2014 A, (Methodist Hospitals, Inc.), 5.00%, 9/15/22	1,300,000	1,488,136
Indiana Finance Authority Rev., Series 2014 A, (Methodist Hospitals, Inc.), 5.00%, 9/15/24	1,000,000	1,153,980
Indiana Finance Authority Rev., Series 2014 A, (Methodist Hospitals, Inc.), 5.00%, 9/15/25	1,150,000	1,321,776
Indiana Finance Authority Rev., Series 2014 A, (Methodist Hospitals, Inc.), 5.00%, 9/15/27	1,250,000	1,404,213
Indiana Finance Authority Rev., Series 2014 A, (Methodist Hospitals, Inc.), 5.00%, 9/15/29	1,465,000	1,614,166
Indiana Finance Authority Rev., Series 2014 A, (Methodist Hospitals, Inc.), 5.00%, 9/15/31	1,250,000	1,371,088
Indiana Finance Authority Rev., Series 2015 A, (Convention Center Expansion Project), 5.00%, 2/1/27	1,120,000	1,305,886
Indiana Finance Authority Rev., Series 2015 A, (Convention Center Expansion Project), 5.00%, 2/1/28	2,005,000	2,315,354
Indiana Finance Authority Rev., Series 2015 A, (Convention Center Expansion Project), 5.00%, 2/1/29	2,500,000	2,859,950
Indiana Finance Authority Rev., Series 2015 A, (Stadium Project), 5.00%, 2/1/23	1,735,000	2,054,986
Indiana Finance Authority Rev., Series 2015 A, (Stadium Project), 5.00%, 2/1/24	2,200,000	2,619,232
Indiana Finance Authority Rev., Series 2015 A, (Stadium Project), 5.00%, 2/1/26	3,030,000	3,602,579
Indiana Finance Authority Rev., Series 2015 A, (Stadium Project), 5.25%, 2/1/27	2,000,000	2,398,520
Indiana Finance Authority Lease Rev., Series 2008 A-1, 5.00%, 11/1/16	5,000,000	5,312,950
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/23	2,645,000	3,125,385
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/24	3,025,000	3,562,149
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/25	1,650,000	1,930,483
Indiana Transportation Finance Authority Rev., Series 1990 A, 7.25%, 6/1/15	175,000	175,056
Indiana University Rev., Series 2011 U, 5.00%, 8/1/16	1,000,000	1,055,130
Indiana University Rev., Series 2011 U, 5.00%, 8/1/17	2,000,000	2,184,660
Indiana University Rev., Series 2011 U, 5.00%, 8/1/19	4,200,000	4,831,134
		56,049,951
Iowa — 0.3%
Iowa Rev., Series 2009 A, (I-Jobs Program), 5.00%, 6/1/22	2,500,000	2,850,275
Iowa Finance Authority Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/16	1,690,000	1,749,961

	Principal Amount	Value
Iowa Finance Authority Health Facilities Rev., Series 2008, (Great River Medical Center), VRDN, 0.08%, 6/1/15 (LOC: JPMorgan Chase Bank N.A.)	$5,100,000	$5,100,000
		9,700,236
Kansas — 0.1%
Kansas State Department of Transportation Rev., Series 2009 A, 5.00%, 9/1/16	4,500,000	4,762,620
Kentucky — 1.5%
Kentucky Asset / Liability Commission Agency Fund Rev., Series 2010 A, (Federal Highway Trust), 5.00%, 9/1/20	4,000,000	4,636,760
Kentucky Economic Development Finance Authority Rev., Series 2009 A, (Baptist Healthcare System), 5.375%, 8/15/24	3,000,000	3,295,380
Kentucky Economic Development Finance Authority Rev., Series 2009 A, (Baptist Healthcare System), 5.625%, 8/15/27	1,250,000	1,384,450
Kentucky Public Transportation Infrastructure Authority Rev., Series 2013 A, (Downtown Crossing Project), 5.00%, 7/1/17	8,850,000	9,578,001
Kentucky State Property & Buildings Commission Rev., (Project No. 82), 5.25%, 10/1/16 (AGM)	4,600,000	4,894,032
Louisville/Jefferson County Metropolitan Government Rev., Series 2011 B, (Norton Healthcare, Inc.), VRDN, 0.10%, 6/1/15 (LOC: JPMorgan Chase Bank N.A.)	28,300,000	28,300,000
		52,088,623
Louisiana — 1.7%
Louisiana GO, Series 2010 A, 5.00%, 11/15/18	3,225,000	3,640,444
Louisiana GO, Series 2013 C, 5.00%, 7/15/25	3,000,000	3,584,310
Louisiana GO, Series 2013 C, 5.00%, 7/15/26	4,215,000	4,979,643
Louisiana Offshore Terminal Authority Rev., Series 1997 A, (LOOP LLC Project), VRDN, 0.08%, 6/1/15 (LOC: JPMorgan Chase Bank N.A.)	17,750,000	17,750,000
Louisiana Public Facilities Authority Rev., Series 2006 A, (Black & Gold Facilities), 5.00%, 7/1/15 (CIFG)	1,205,000	1,207,326
Louisiana Public Facilities Authority Rev., Series 2007 A, (Black & Gold Facilities), 5.00%, 7/1/22 (AGC)	1,465,000	1,571,549
New Orleans GO, 5.00%, 12/1/19	5,000,000	5,637,750
New Orleans GO, 5.00%, 12/1/20	4,000,000	4,550,080
New Orleans GO, 5.00%, 12/1/21	6,000,000	6,846,120
New Orleans Sewerage Service Rev., 4.00%, 6/1/16	500,000	516,905
New Orleans Sewerage Service Rev., 5.00%, 6/1/17	750,000	808,643
New Orleans Sewerage Service Rev., 5.00%, 6/1/18	500,000	550,930
New Orleans Sewerage Service Rev., 5.00%, 6/1/19	350,000	393,960
New Orleans Sewerage Service Rev., 5.00%, 6/1/21	400,000	460,588
New Orleans Sewerage Service Rev., 5.00%, 6/1/23	250,000	290,615
New Orleans Sewerage Service Rev., 5.00%, 6/1/24	200,000	233,812
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/17 (AGM)	1,000,000	1,094,330
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/19 (AGM)	1,000,000	1,140,050
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/20 (AGM)	1,250,000	1,443,625
		56,700,680
Maine — 0.1%
Portland Airport Rev., 5.00%, 1/1/40 (AGM)	1,795,000	1,912,878
Maryland — 0.9%
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	1,076,090
Maryland GO, Series 2009 B, 5.25%, 8/15/18	4,000,000	4,526,720

	Principal Amount	Value
Maryland GO, Series 2009 C, 5.00%, 11/1/19	$5,055,000	$5,856,066
Maryland GO, Series 2011 B, 5.00%, 8/1/19	5,000,000	5,758,700
Maryland GO, Series 2013 A, 5.00%, 3/1/21, Prerefunded at 100% of Par(1)	10,000,000	11,850,500
Maryland Health & Higher Educational Facilities Authority Rev., Series 2008 A, (Johns Hopkins University), 5.25%, 7/1/38	1,645,000	1,812,938
		30,881,014
Massachusetts — 3.5%
Massachusetts Bay Transportation Authority Rev., Series 2008 A, 5.25%, 7/1/34	3,300,000	3,679,038
Massachusetts Development Finance Agency Rev., Series 2007 C, (Wheelock College), 5.00%, 10/1/17	1,075,000	1,130,212
Massachusetts GO, Series 2011 A, (Consolidated Loan), 5.00%, 4/1/28	10,000,000	11,606,500
Massachusetts GO, Series 2011 B, (Consolidated Loan), 5.00%, 8/1/22	9,635,000	11,265,627
Massachusetts GO, Series 2013 E, (Consolidated Loan), 5.00%, 8/1/24	10,000,000	11,959,100
Massachusetts Health & Educational Facilities Authority Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36(4)	6,800,000	7,780,016
Massachusetts Health & Educational Facilities Authority Rev., Series 2009 O, (Massachusetts Institute of Technology), 5.75%, 7/1/18, Prerefunded at 100% of Par(1)	10,000,000	11,432,900
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 C, (Massachusetts Eye and Ear Infirmary), 5.375%, 7/1/35	2,000,000	2,164,140
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/20	1,500,000	1,656,615
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/21	1,050,000	1,160,954
Massachusetts Port Authority Rev., Series 2012 B, 4.00%, 7/1/18	1,305,000	1,419,618
Massachusetts Port Authority Rev., Series 2012 B, 5.00%, 7/1/19	250,000	286,393
Massachusetts Port Authority Rev., Series 2012 B, 4.00%, 7/1/22	2,655,000	2,983,795
Massachusetts School Building Authority Sales Tax Rev., Series 2011 B, (Senior Lien), 5.00%, 10/15/32	6,630,000	7,570,267
Massachusetts School Building Authority Sales Tax Rev., Series 2012 A, (Senior Lien), 5.00%, 8/15/30	7,750,000	8,934,200
Massachusetts School Building Authority Sales Tax Rev., Series 2012 B, (Senior Lien), 5.00%, 8/15/30	3,575,000	4,121,260
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/23	1,000,000	1,126,680
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/24	6,000,000	6,760,080
Massachusetts State Transportation Fund Rev., Series 2013 A, (Accelerated Bridge Program), 5.00%, 6/1/25	7,740,000	9,038,385
Massachusetts State Transportation Fund Rev., Series 2013 A, (Accelerated Bridge Program), 5.00%, 6/1/28	1,000,000	1,163,960
Massachusetts State Transportation Fund Rev., Series 2013 A, (Accelerated Bridge Program), 5.00%, 6/1/29	1,755,000	2,031,851
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/23	1,000,000	1,183,290
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/24	1,815,000	2,132,806
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/25	4,215,000	4,926,366

	Principal Amount	Value
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/26	$1,000,000	$1,167,140
		118,681,193
Michigan — 3.2%
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/28 (Q-SBLF)	6,500,000	7,105,800
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/31 (Q-SBLF)	4,750,000	5,138,977
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/26	4,300,000	4,774,419
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/32	12,500,000	13,320,125
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/39	19,825,000	21,214,534
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.00%, 7/1/15	1,650,000	1,656,039
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.00%, 7/1/17	1,300,000	1,385,995
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.00%, 7/1/36	1,000,000	1,051,330
Detroit Water Supply System Rev., Series 2011 C, (Senior Lien), 5.00%, 7/1/41	850,000	889,423
Kalamazoo Public Schools GO, (Building & Site), 5.25%, 5/1/16 (AGM)	1,545,000	1,612,532
Lansing Board of Water & Light Utility System Rev., Series 2011 A, 5.00%, 7/1/27	5,000,000	5,709,550
Michigan Finance Authority Rev., Series 2014 C-1, (Detroit Water & Sewerage Department), 5.00%, 7/1/44	235,000	246,120
Michigan Finance Authority Rev., Series 2014 C-6, (Detroit Water & Sewerage Department), 5.00%, 7/1/33	2,000,000	2,162,160
Michigan Finance Authority Rev., Series 2014 D-4, (Detroit Water & Sewerage Department), 5.00%, 7/1/34	1,500,000	1,616,865
Michigan Finance Authority Rev., Series 2014 H-1, (Detroit Regional Convention Facility Authority Local Project Bonds), 5.00%, 10/1/27	3,030,000	3,472,441
Michigan Finance Authority Rev., Series 2014 H-1, (Detroit Regional Convention Facility Authority Local Project Bonds), 5.00%, 10/1/28	3,465,000	3,931,216
Michigan Finance Authority Rev., Series 2014, (MidMichigan Health Credit Group), 5.00%, 6/1/25	1,000,000	1,163,320
Michigan Finance Authority Rev., Series 2014, (MidMichigan Health Credit Group), 5.00%, 6/1/27	1,400,000	1,598,184
Michigan Finance Authority Rev., Series 2014, (MidMichigan Health Credit Group), 5.00%, 6/1/28	1,250,000	1,409,288
Michigan Finance Authority Rev., Series 2014, (MidMichigan Health Credit Group), 5.00%, 6/1/29	1,565,000	1,759,029
Michigan Finance Authority Rev., Series 2015 A, (Detroit School District), 5.00%, 5/1/18 (Q-SBLF)	2,000,000	2,197,600
Michigan State Building Authority Rev., Series 2009 I, (Facilities Program), 5.25%, 10/15/20	4,000,000	4,588,680
Michigan State Hospital Finance Authority Rev., Series 2012 A, (Mclaren Health Care Corporation), 5.00%, 6/1/15	700,000	700,189
Michigan State Hospital Finance Authority Rev., Series 2012 A, (Mclaren Health Care Corporation), 5.00%, 6/1/16	1,360,000	1,421,091
Michigan State Hospital Finance Authority Rev., Series 2012 A, (Mclaren Health Care Corporation), 5.00%, 6/1/17	1,600,000	1,730,816

	Principal Amount	Value
Michigan State Hospital Finance Authority Rev., Series 2012 A-4, (Ascension Health Credit Group), VRDN, 1.625%, 11/1/19	$8,000,000	$7,933,680
Wayne County Airport Authority Rev., Series 2007, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/18 (NATL-RE/FGIC)	3,000,000	3,297,780
Wayne County Airport Authority Rev., Series 2007, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/19 (NATL-RE/FGIC)	2,000,000	2,193,280
Wayne County Airport Authority Rev., Series 2014 B, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/30	1,000,000	1,132,500
Wayne County Airport Authority Rev., Series 2014 B, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/31	650,000	734,435
Wayne County Airport Authority Rev., Series 2014 B, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/32	1,175,000	1,323,555
Wayne County Airport Authority Rev., Series 2014 B, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/34	1,150,000	1,292,416
		109,763,369
Minnesota — 0.7%
Hugo Charter School Lease Rev., Series 2014 A, (Noble Academy Project), 5.00%, 7/1/29	600,000	650,688
Hugo Charter School Lease Rev., Series 2014 A, (Noble Academy Project), 5.00%, 7/1/34	1,000,000	1,066,330
Hugo Charter School Lease Rev., Series 2014 A, (Noble Academy Project), 5.00%, 7/1/44	2,000,000	2,104,760
Minnesota GO, 5.00%, 11/1/16	6,455,000	6,873,929
Minnesota GO, Series 2010 D, 5.00%, 8/1/19	5,000,000	5,752,100
Rochester Health Care Facilities Rev., Series 2011 C, (Mayo Clinic), VRDN, 4.50%, 11/15/21	6,000,000	6,919,680
		23,367,487
Mississippi — 1.0%
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/15 (Ambac)	1,565,000	1,594,140
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/16 (Ambac)	1,645,000	1,736,034
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Municipal Energy Agency Power Supply), 5.00%, 3/1/17 (XLCA)	1,000,000	1,027,640
Mississippi Development Bank Special Obligation Rev., Series 2007 A, (Mississippi Development Bank), 5.00%, 7/1/19 (Ambac)	4,160,000	4,630,247
Mississippi Development Bank Special Obligation Rev., Series 2010 D, (Department of Corrections), 5.25%, 8/1/27	5,000,000	5,725,950
Mississippi Development Bank Special Obligation Rev., Series 2013, (Jackson Water and Sewer System Project), 6.875%, 12/1/40 (AGM)	4,150,000	5,323,288
Mississippi GO, Series 2013 B, 5.00%, 12/1/27	5,000,000	5,895,750
Mississippi GO, Series 2015 C, 5.00%, 10/1/18	3,625,000	4,087,115
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/16, Prerefunded at 100% of Par (AGM)(1)	1,195,000	1,237,243
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/16, Prerefunded at 100% of Par (AGM)(1)	1,940,000	2,008,579
		33,265,986
Missouri — 0.4%
Jackson County Public Building Corp. Rev., Series 2006 A, (Capital Improvements), 5.00%, 12/1/15 (NATL-RE)	1,425,000	1,456,763
Missouri Health & Educational Facilities Authority Rev., Series 2008 A, (The Washington University), 5.375%, 3/15/39	2,000,000	2,202,820

	Principal Amount	Value
Missouri Health & Educational Facilities Authority Rev., Series 2008 A-1, (Saint Louis University), VRDN, 0.10%, 6/1/15 (LOC: Wells Fargo Bank N.A.)	$5,400,000	$5,400,000
Missouri Highway & Transportation Commission Rev., Series 2010 A, 5.00%, 5/1/18	2,700,000	3,006,126
Missouri Joint Municipal Electric Utility Commission Rev., Series 2006, (Plum Point), 5.00%, 1/1/16 (NATL-RE)	3,145,000	3,217,335
		15,283,044
Nebraska — 0.3%
Central Plains Energy Project Rev., 5.00%, 9/1/22	2,500,000	2,841,175
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/18, Prerefunded at 100% of Par(1)	2,500,000	2,757,950
Omaha Public Power District Electric System Rev., Series 2007 A, 5.00%, 2/1/17, Prerefunded at 100% of Par(1)	3,000,000	3,216,990
		8,816,115
Nevada — 0.5%
Las Vegas Valley Water District GO, Series 2015 A, (Limited Tax), 5.00%, 6/1/22(2)	10,000,000	11,928,100
Nevada GO, Series 2013 D-1, 5.00%, 3/1/22	4,800,000	5,701,248
		17,629,348
New Hampshire†
New Hampshire Health & Education Facilities Authority Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/18	1,160,000	1,164,095
New Jersey — 4.1%
New Jersey Economic Development Authority Rev., Series 2008 W, (School Facilities Construction), 5.00%, 9/1/15(1)	3,475,000	3,517,186
New Jersey Economic Development Authority Rev., Series 2008 Y, (School Facilities Construction), 5.00%, 9/1/33	110,000	111,242
New Jersey Economic Development Authority Rev., Series 2011 GG, (School Facilities Construction), 5.00%, 9/1/19	5,000,000	5,401,900
New Jersey Economic Development Authority Rev., Series 2014 PP, (School Facility Construction), 5.00%, 6/15/26	5,000,000	5,280,500
New Jersey Economic Development Authority Rev., Series 2014 UU, (School Facility Construction), 5.00%, 6/15/23	2,335,000	2,503,891
New Jersey Economic Development Authority Rev., Series 2014 UU, (School Facility Construction), 5.00%, 6/15/24	4,015,000	4,305,927
New Jersey Economic Development Authority Rev., Series 2014 UU, (School Facility Construction), 5.00%, 6/15/25	5,000,000	5,330,800
New Jersey Health Care Facilities Financing Authority Rev., Series 2010, (Hackensack University Medical Center), 5.00%, 1/1/34	1,050,000	1,137,034
New Jersey Health Care Facilities Financing Authority Rev., Series 2010, (The Robert Wood Johnson Foundation), 5.00%, 7/1/31	1,725,000	1,884,994
New Jersey Institute of Technology Rev., Series 2012 A, 5.00%, 7/1/32	1,250,000	1,400,075
New Jersey Sports & Exposition Authority Rev., Series 2008 B, 5.00%, 9/1/18(1)	75,000	84,245
New Jersey State Turnpike Authority Rev., Series 2009 G, 5.00%, 1/1/18	1,700,000	1,864,628
New Jersey State Turnpike Authority Rev., Series 2013 A, 5.00%, 1/1/28	2,000,000	2,301,620
New Jersey State Turnpike Authority Rev., Series 2013 A, 5.00%, 1/1/29	14,940,000	16,824,830
New Jersey State Turnpike Authority Rev., Series 2014 A, 5.00%, 1/1/27	5,000,000	5,811,850

	Principal Amount	Value
New Jersey State Turnpike Authority Rev., Series 2014 A, 5.00%, 1/1/33	$5,215,000	$5,884,293
New Jersey State Turnpike Authority Rev., Series 2014 C, 5.00%, 1/1/20	10,000,000	11,445,900
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.50%, 12/15/21 (NATL-RE)	9,600,000	10,712,640
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.25%, 12/15/23 (Ambac)	2,210,000	2,412,082
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20	15,000,000	16,389,600
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/21 (NATL-RE)	6,850,000	7,544,590
New Jersey Transportation Trust Fund Authority Rev., Capital Appreciation, Series 2010 A, 0.00%, 12/15/31(3)	11,420,000	4,896,211
New Jersey Transportation Trust Fund Authority Rev., Series 2011 A, 5.25%, 6/15/30	5,000,000	5,193,750
New Jersey Transportation Trust Fund Authority Rev., Series 2011 B, 5.25%, 6/15/22	4,975,000	5,382,801
New Jersey Transportation Trust Fund Authority Rev., Series 2011 B, 5.25%, 6/15/23	3,000,000	3,209,220
New Jersey Transportation Trust Fund Authority Rev., Series 2014 AA, 5.00%, 6/15/38	6,800,000	6,873,780
		137,705,589
New Mexico — 0.5%
New Mexico Finance Authority State Transportation Rev., 5.00%, 6/15/17	1,000,000	1,087,960
New Mexico Finance Authority State Transportation Rev., 5.00%, 6/15/18	3,000,000	3,354,180
New Mexico Finance Authority State Transportation Rev., 4.00%, 6/15/19	2,000,000	2,215,100
New Mexico Hospital Equipment Loan Council Rev., Series 2015 A, (Presbyterian Healthcare Services), 5.00%, 8/1/22	725,000	859,915
New Mexico Hospital Equipment Loan Council Rev., Series 2015 A, (Presbyterian Healthcare Services), 5.00%, 8/1/23	1,625,000	1,930,045
New Mexico Hospital Equipment Loan Council Rev., Series 2015 A, (Presbyterian Healthcare Services), 5.00%, 8/1/25	775,000	925,304
New Mexico Hospital Equipment Loan Council Rev., Series 2015 A, (Presbyterian Healthcare Services), 5.00%, 8/1/26	1,000,000	1,175,140
New Mexico Municipal Energy Acquisition Authority Rev., Series 2014 A, VRDN, 5.00%, 8/1/19 (SBBPA: Royal Bank of Canada)	5,000,000	5,648,050
		17,195,694
New York — 16.2%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40	3,700,000	4,324,708
Hempstead Town Local Development Corp. Rev., Series 2011, (Hofstra University), 5.00%, 7/1/24	1,465,000	1,672,869
Hempstead Town Local Development Corp. Rev., Series 2011, (Hofstra University), 5.00%, 7/1/26	1,130,000	1,268,606
Hempstead Town Local Development Corp. Rev., Series 2011, (Hofstra University), 5.00%, 7/1/27	1,320,000	1,472,909
Hudson Yards Infrastructure Corp. Rev., Series 2006 A, 5.00%, 2/15/47	5,000,000	5,268,750
Long Island Power Authority Rev., Series 2014 A, 5.00%, 9/1/34	11,410,000	12,647,871
Long Island Power Authority Rev., Series 2014 A, 5.00%, 9/1/35	3,500,000	3,871,000
Long Island Power Authority Electric System Rev., Series 1998 2-B, VRDN, 0.09%, 6/1/15 (LOC: Bayerische Landesbank)	2,050,000	2,050,000

	Principal Amount	Value
Long Island Power Authority Electric System Rev., Series 2011 A, 5.00%, 5/1/21	$2,385,000	$2,727,820
Metropolitan Transportation Authority Rev., Series 2005 G, 5.00%, 11/15/19	1,750,000	2,010,487
Metropolitan Transportation Authority Rev., Series 2008 B, VRDN, 0.47%, 6/4/15	1,000,000	988,870
Metropolitan Transportation Authority Rev., Series 2008 C, 6.25%, 11/15/23	5,000,000	5,859,100
Metropolitan Transportation Authority Rev., Series 2011 A, 5.00%, 11/15/41	2,100,000	2,298,366
Metropolitan Transportation Authority Rev., Series 2012 E, 4.00%, 11/15/15	1,000,000	1,018,030
Metropolitan Transportation Authority Rev., Series 2012 E, 5.00%, 11/15/17	2,000,000	2,199,540
Metropolitan Transportation Authority Rev., Series 2012 E, 5.00%, 11/15/26	5,000,000	5,863,650
Metropolitan Transportation Authority Rev., Series 2013 A, 5.00%, 11/15/26	4,595,000	5,320,367
Metropolitan Transportation Authority Rev., Series 2013 B, 5.00%, 11/15/29	10,360,000	11,833,296
Metropolitan Transportation Authority Rev., Series 2013 B, 5.00%, 11/15/43	5,000,000	5,491,600
Metropolitan Transportation Authority Rev., Series 2014 D, VRDN, 0.46%, 6/4/15	7,500,000	7,472,325
Nassau County Interim Finance Authority Rev., Series 2009 A, (Sales Tax Secured Bond), 5.00%, 11/15/21	1,800,000	2,052,864
Nassau County Interim Finance Authority Rev., Series 2009 A, (Sales Tax Secured Bond), 5.00%, 11/15/23	1,500,000	1,699,425
Nassau County Local Economic Assistance Corp. Rev., (Catholic Health Services of Long Island Obligation Group Project), 5.00%, 7/1/22	750,000	868,478
New York City GO, Series 2004 D, 5.00%, 11/1/17 (AGM)	5,000	5,020
New York City GO, Series 2006 J-1, 5.00%, 6/1/16, Prerefunded at 100% of Par(1)	3,990,000	4,176,812
New York City GO, Series 2006 J-1, 5.00%, 6/1/18	10,000	10,483
New York City GO, Series 2008 J, VRN, 0.48%, 6/4/15	3,500,000	3,501,610
New York City GO, Series 2013 A-1, 5.00%, 8/1/36	4,510,000	5,055,079
New York City GO, Series 2013 D, 5.00%, 8/1/22	7,565,000	9,015,664
New York City GO, Series 2013 J, 5.00%, 8/1/18	4,095,000	4,577,800
New York City GO, Series 2013 J, 5.00%, 8/1/23	10,000,000	12,026,300
New York City GO, Series 2015 C, 5.00%, 8/1/25	1,650,000	1,998,859
New York City GO, Series 2015 C, 5.00%, 8/1/26	5,370,000	6,413,337
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2008 C, 5.00%, 6/15/17(1)	1,350,000	1,468,341
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2009 EE, (Second General Resolution), 5.00%, 6/15/39	7,010,000	7,898,167
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2009 GG-1, (Second General Resolution), 5.00%, 6/15/39	5,000,000	5,633,500
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2013 AA-2, (Second General Resolution), VRDN, 0.09%, 6/1/15 (SBBPA: JPMorgan Chase Bank N.A.)	2,200,000	2,200,000
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2015 FF, (Second General Resolution), 5.00%, 6/15/39	8,695,000	9,818,916

	Principal Amount	Value
New York City Transitional Finance Authority Rev., Series 2003, VRDN, 0.10%, 6/1/15 (LIQ FAC: Bayerische Landesbank)	$5,300,000	$5,300,000
New York City Transitional Finance Authority Rev., Series 2007 B, (Future Tax Secured Bonds), 5.00%, 5/1/17, Prerefunded at 100% of Par(1)	2,555,000	2,764,510
New York City Transitional Finance Authority Rev., Series 2009 S-4, 5.50%, 1/15/39	1,700,000	1,939,020
New York City Transitional Finance Authority Rev., Series 2011 1-A, 5.00%, 7/15/25	4,850,000	5,649,474
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/16(1)	445,000	473,738
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/16	3,345,000	3,568,346
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/17(1)	715,000	785,270
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/17	5,365,000	5,902,734
New York City Transitional Finance Authority Rev., Series 2011 A-1, (Future Tax Secured Bonds), 5.00%, 11/1/21	4,000,000	4,756,880
New York City Transitional Finance Authority Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39	4,000,000	4,576,000
New York City Transitional Finance Authority Rev., Series 2011 D-1, (Future Tax Secured Bonds), 5.00%, 11/1/24	4,000,000	4,703,920
New York City Transitional Finance Authority Rev., Series 2011 D-1, (Future Tax Secured Bonds), 5.00%, 11/1/25	6,000,000	7,034,880
New York City Transitional Finance Authority Rev., Series 2013 I, (Future Tax Secured Bonds), 5.00%, 5/1/28	12,960,000	15,071,314
New York City Transitional Finance Authority Rev., Series 2015 C, (Future Tax Secured Bonds), 5.00%, 11/1/25	3,000,000	3,662,730
New York City Transitional Finance Authority Rev., Series 2015 C, (Future Tax Secured Bonds), 5.00%, 11/1/26	15,000,000	18,130,050
New York City Transitional Finance Authority Rev., Series 2015 S-1, (Building Aid Revenue Bonds), 5.00%, 7/15/29	6,375,000	7,442,812
New York City Trust for Cultural Resources Rev., Series 2008 A-1, (Lincoln Center for the Performing Arts), VRDN, 0.09%, 6/1/15 (LOC: JPMorgan Chase Bank N.A.)	3,900,000	3,900,000
New York GO, Series 1993 E-3, 5.00%, 8/1/23	5,000,000	5,857,300
New York GO, Series 2009 A, 5.00%, 2/15/39	1,700,000	1,902,929
New York GO, Series 2009 E, 5.00%, 8/1/16	2,600,000	2,739,230
New York GO, Series 2009 H-1, 5.00%, 3/1/17	3,000,000	3,217,590
New York GO, Series 2009 H-1, 5.00%, 3/1/22	7,000,000	7,906,080
New York GO, Series 2009 J-1, 5.00%, 5/15/22	6,570,000	7,460,301
New York GO, Series 2010 A, 5.00%, 8/1/17	2,190,000	2,382,523
New York GO, Series 2010 E, 5.00%, 8/1/19	4,555,000	5,204,589
New York GO, Series 2011 A-1, 5.00%, 8/1/18	5,000,000	5,589,500
New York GO, Series 2011 B, 5.00%, 8/1/15	1,000,000	1,008,380
New York GO, Series 2011 B, 5.00%, 8/1/16	3,705,000	3,903,403
New York GO, Series 2011 D-1, 5.00%, 10/1/19	5,000,000	5,734,600
New York GO, Series 2012 F, 5.00%, 8/1/16	7,720,000	8,133,406
New York Liberty Development Corp. Rev., Series 2005, (Goldman Sachs Headquarters), 5.25%, 10/1/35	9,535,000	11,256,258
New York Power Authority Rev., Series 2011 A, 5.00%, 11/15/22	1,000,000	1,204,870
New York State Dormitory Authority Personal Income Tax Rev., Series 2012 A, (General Purpose), 5.00%, 12/15/25	8,225,000	9,832,412

	Principal Amount	Value
New York State Dormitory Authority Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37	$1,200,000	$1,329,888
New York State Dormitory Authority Rev., Series 2009, (Brooklyn Law School), 5.75%, 7/1/33	1,000,000	1,121,630
New York State Dormitory Authority Rev., Series 2012 A, (Columbia University), 5.00%, 10/1/22	2,800,000	3,404,744
New York State Dormitory Authority Rev., Series 2012 D, (General Purpose), 5.00%, 2/15/27	10,000,000	11,637,800
New York State Dormitory Authority Rev., Series 2015 A, (Columbia University), 5.00%, 10/1/25	3,500,000	4,398,975
New York State Dormitory Authority Rev., Series 2015 A, (Columbia University), 5.00%, 10/1/45	6,500,000	8,502,975
New York State Dormitory Authority Rev., Series 2015 A, (New York University) 5.00%, 7/1/20	1,300,000	1,520,389
New York State Dormitory Authority Rev., Series 2015 A, (New York University) 5.00%, 7/1/21	1,840,000	2,185,147
New York State Dormitory Authority Rev., Series 2015 A, (New York University) 5.00%, 7/1/22	1,580,000	1,899,365
New York State Dormitory Authority Rev., Series 2015 A, (New York University) 5.00%, 7/1/23	3,190,000	3,870,937
New York State Dormitory Authority Personal Income Tax Rev., Series 2008 B, 5.75%, 3/15/36	10,000,000	11,504,100
New York State Dormitory Authority Personal Income Tax Rev., Series 2009 A, 5.00%, 2/15/19, Prerefunded at 100% of Par(1)	5,000	5,690
New York State Dormitory Authority Personal Income Tax Rev., Series 2009 A, 5.25%, 2/15/19, Prerefunded at 100% of Par(1)	30,000	34,432
New York State Dormitory Authority Personal Income Tax Rev., Series 2009 A, 5.25%, 2/15/25	8,795,000	10,015,394
New York State Dormitory Authority Personal Income Tax Rev., Series 2009 A, 5.00%, 2/15/39	3,995,000	4,447,474
New York State Dormitory Authority Personal Income Tax Rev., Series 2011 C, (General Purpose), 5.00%, 3/15/24	6,530,000	7,722,051
New York State Thruway Authority Rev., Series 2009 A-1, 5.00%, 4/1/23	3,000,000	3,382,740
New York State Thruway Authority Rev., Series 2012 I, 5.00%, 1/1/24	3,330,000	3,895,600
New York State Thruway Authority Rev., Series 2013 A, 5.00%, 5/1/19	6,900,000	7,802,934
New York State Thruway Authority Rev., Series 2014 K, 5.00%, 1/1/28	5,000,000	5,821,000
New York State Thruway Authority Rev., Series 2014 K, 5.00%, 1/1/29	9,850,000	11,334,592
New York State Thruway Authority Second General Highway & Bridge Trust Fund Rev., Series 2011 A-1, 5.00%, 4/1/25	5,865,000	6,781,054
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/15	3,000,000	3,079,890
New York State Urban Development Corp. Rev., Series 2013 A-1, (State Personal Income Tax), 5.00%, 3/15/28	3,900,000	4,522,050
Niagara Falls Bridge Commission Toll Rev., Series 1993 A, (Bridge System), 4.00%, 10/1/19 (AGC)	3,150,000	3,384,549
Niagara Falls Bridge Commission Toll Rev., Series 1993 B, 5.25%, 10/1/15 (NATL-RE)	35,000	35,394
Port Authority of New York & New Jersey Special Obligation Rev., Series 2010 8, (John F. Kennedy International Airport Terminal), 5.00%, 12/1/20	850,000	970,403
Port Authority of New York & New Jersey Special Obligation Rev., Series 2010 8, (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42	2,600,000	3,052,192

	Principal Amount	Value
Port Authority of New York & New Jersey Special Obligation Rev., Series 2013 179, 5.00%, 12/1/27	$10,000,000	$11,816,600
Suffolk County Industrial Development Agency Rev., Series 2000 A, (New York Institute of Technology), 5.25%, 3/1/17	1,000,000	1,010,640
Suffolk County Industrial Development Agency Rev., Series 2000 A, (New York Institute of Technology), 5.25%, 3/1/18	1,000,000	1,010,640
Suffolk County Industrial Development Agency Rev., Series 2000 A, (New York Institute of Technology), 5.25%, 3/1/20	1,250,000	1,263,300
Suffolk County Industrial Development Agency Rev., Series 2000 A, (New York Institute of Technology), 5.00%, 3/1/26	1,175,000	1,186,397
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/17	10,000,000	10,851,000
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/18	8,025,000	8,928,856
Tompkins County Development Corp. Rev., Series 2014 A, (Kendal at Ithaca, Inc.), 4.00%, 7/1/29	500,000	491,260
Tompkins County Development Corp. Rev., Series 2014 A, (Kendal at Ithaca, Inc.), 5.00%, 7/1/29	730,000	792,970
Tompkins County Development Corp. Rev., Series 2014 A, (Kendal at Ithaca, Inc.), 5.00%, 7/1/34	1,000,000	1,069,640
Tompkins County Development Corp. Rev., Series 2014 A, (Kendal at Ithaca, Inc.), 5.00%, 7/1/44	1,000,000	1,053,320
Triborough Bridge & Tunnel Authority Rev., Series 2008 B-3, VRDN, 5.00%, 11/15/15	5,000,000	5,096,850
Triborough Bridge & Tunnel Authority Rev., Series 2008 C, 5.00%, 11/15/38	10,000,000	11,046,500
Triborough Bridge & Tunnel Authority Rev., Series 2012 B, 4.00%, 11/15/16	3,250,000	3,416,010
Triborough Bridge & Tunnel Authority Rev., Series 2012 B, 5.00%, 11/15/17	3,325,000	3,659,295
Triborough Bridge & Tunnel Authority Rev., Series 2013 A, 5.00%, 11/15/30	3,030,000	3,441,353
Triborough Bridge & Tunnel Authority Rev., Series 2015 A, 5.00%, 11/15/29	700,000	826,714
Westchester County GO, Series 2011 A, 4.00%, 10/15/15	70,000	70,992
Westchester County GO, Series 2011 A, 4.00%, 10/15/15	5,580,000	5,661,691
Westchester County Local Development Corp. Rev., Series 2014 A, (Pace University), 5.50%, 5/1/42	3,310,000	3,819,839
		547,253,124
North Carolina — 1.1%
Charlotte GO, 5.00%, 8/1/19	2,000,000	2,243,600
Charlotte Water & Sewer System Rev., 5.00%, 7/1/17	1,000,000	1,089,450
Greensboro Rev., (Combined Enterprise System), 5.25%, 6/1/20	2,060,000	2,433,087
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/17	2,790,000	2,977,376
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/18	2,955,000	3,242,758
North Carolina Eastern Municipal Power Agency Rev., Series 2009 B, 5.00%, 1/1/26	7,400,000	8,282,302
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/19	2,500,000	2,747,875
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/20	2,000,000	2,184,900
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2009 A, 5.00%, 1/1/30	1,800,000	1,993,338

	Principal Amount	Value
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2010 B, 5.00%, 1/1/21	$3,780,000	$4,310,409
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2012 B, 5.00%, 1/1/28	4,050,000	4,603,473
		36,108,568
North Dakota — 0.2%
Grand Forks Health Care Facilities Rev., Series 1996 A, (The United Hospital Obligation Group), VRDN, 0.09%, 6/1/15 (LOC: Bank of America N.A.)	6,100,000	6,100,000
Ohio — 2.6%
American Municipal Power, Inc. Rev., Series 2008 A, (Prairie State Energy Campus), 5.00%, 2/15/17(1)	575,000	617,159
American Municipal Power, Inc. Rev., Series 2015 A, (Prairie State Energy Campus), 5.00%, 2/15/29	10,000,000	11,407,500
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/25 (AGM)	4,000,000	4,559,600
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/25	2,500,000	2,819,150
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/26 (AGM)	3,560,000	4,025,897
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/26	2,530,000	2,832,006
Cleveland COP, Series 2010 A, (Cleveland Stadium), 5.00%, 11/15/19	2,450,000	2,748,287
Cleveland-Cuyahoga County Port Authority Rev., (Euclid Avenue Development Corp.), 5.00%, 8/1/39	4,900,000	5,395,390
Cleveland-Cuyahoga County Port Authority Rev., (Euclid Avenue Development Corp.), 5.00%, 8/1/44	2,150,000	2,292,997
Miami University Rev., 5.00%, 9/1/25	4,440,000	5,080,781
Ohio Air Quality Development Authority Rev., Series 2006 A, (FirstEnergy Generation Corp.), VRDN, 3.75%, 12/3/18 (GA: FirstEnergy Solutions Corp.)	24,600,000	25,826,310
Ohio GO, Series 2011 A, (Infrastructure Improvement), 5.00%, 9/15/16	6,000,000	6,358,620
Ohio Higher Educational Facility Commission Rev., (Oberlin College), 5.00%, 10/1/19	5,000,000	5,748,200
Ohio Higher Educational Facility Commission Rev., Series 1990 B, (Case Western Reserve University), 6.50%, 10/1/20	750,000	844,313
Ohio State University (The) Rev., Series 2009 A, 5.00%, 12/1/18, Prerefunded at 100% of Par(1)	200,000	226,502
Ohio State University (The) Rev., Series 2009 A, 5.00%, 12/1/27	1,800,000	2,015,010
Ohio State University (The) Rev., Series 2010 A, 5.00%, 12/1/16(1)	225,000	240,248
Ohio State University (The) Rev., Series 2010 A, 5.00%, 12/1/16	3,775,000	4,029,737
Ohio State Water Development Authority Rev., (Drinking Water Assistance Fund), 5.00%, 6/1/18, Prerefunded at 100% of Par(1)	2,000,000	2,235,860
		89,303,567
Oklahoma — 0.3%
Oklahoma Development Finance Authority Rev., Series 2015 A, (INTEGRIS Obligated Group), 5.00%, 8/15/25	1,500,000	1,788,870
Oklahoma Development Finance Authority Rev., Series 2015 A, (INTEGRIS Obligated Group), 5.00%, 8/15/26	1,000,000	1,176,670
Oklahoma Development Finance Authority Rev., Series 2015 A, (INTEGRIS Obligated Group), 5.00%, 8/15/27	1,000,000	1,168,030
Oklahoma Development Finance Authority Health System Rev., Series 2008 C, 5.50%, 8/15/18, Prerefunded at 100% of Par(1)	3,000,000	3,406,920
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/15	1,710,000	1,729,716

	Principal Amount	Value
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/16	$2,130,000	$2,152,344
		11,422,550
Oregon — 0.3%
Oregon GO, Series 2011 J, 5.00%, 5/1/19	1,080,000	1,233,360
Oregon GO, Series 2011 J, 5.00%, 5/1/20	1,870,000	2,182,346
Oregon GO, Series 2011 J, 5.00%, 5/1/21	1,500,000	1,779,345
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39	2,900,000	3,337,842
Oregon Health, Housing, Educational and Cultural Facilities Authority Rev., Series 1995, (PeaceHealth), VRDN, 0.10%, 6/1/15 (LOC: U.S. Bank N.A.)	1,000,000	1,000,000
		9,532,893
Pennsylvania — 5.9%
Allegheny County Hospital Development Authority Rev., Series 2008 A, (University of Pittsburgh Medical Center), 5.00%, 9/1/18	1,500,000	1,675,455
Berks County Municipal Authority Rev., Series 2012 B, (Reading Hospital Medical Center), VRDN, 1.60%, 6/4/15	2,500,000	2,556,525
Central Dauphin School District GO, 7.00%, 2/1/16, Prerefunded at 100% of Par (NATL-RE)(1)	1,150,000	1,201,543
Delaware River Port Authority Rev., (Port District Project), 5.00%, 1/1/16	1,200,000	1,231,380
East Stroudsburg Area School District GO, 7.75%, 9/1/16, Prerefunded at 100% of Par (NATL-RE)(1)	2,580,000	2,816,457
Exeter Township GO, 5.25%, 7/15/15 (Ambac)	1,155,000	1,162,484
Exeter Township GO, 5.30%, 7/15/19 (Ambac)	1,830,000	2,115,187
Geisinger Authority Health System Rev., VRN, 0.96%, 8/1/15	5,000,000	4,341,950
Pennsylvania Economic Development Financing Authority Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	5,000,000	5,766,950
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 A, 5.00%, 7/1/18	5,430,000	6,081,926
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 A, 5.00%, 7/1/19	15,525,000	17,825,029
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 B, 5.00%, 7/1/20	7,250,000	8,297,698
Pennsylvania GO, 5.375%, 7/1/16 (NATL-RE)	2,795,000	2,943,079
Pennsylvania GO, 5.00%, 4/15/17	3,325,000	3,580,360
Pennsylvania GO, 5.375%, 7/1/18 (AGM)	1,070,000	1,200,893
Pennsylvania GO, Series 2009, 5.00%, 7/1/19	15,000,000	17,036,100
Pennsylvania GO, Series 2010 A, 5.00%, 7/15/16	8,310,000	8,729,406
Pennsylvania GO, Series 2012 A, 5.00%, 6/1/25	9,800,000	11,486,972
Pennsylvania Higher Educational Facilities Authority Rev., Series 2009 A, (University of Pennsylvania), 5.00%, 9/1/19(1)	1,000,000	1,151,380
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University), 5.00%, 4/1/25	1,000,000	1,157,600
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University), 5.00%, 4/1/26	1,000,000	1,148,950
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University), 5.00%, 4/1/27	1,150,000	1,312,208
Pennsylvania Higher Educational Facilities Authority Rev., Series 2015, (University of Pennsylvania), 5.00%, 8/15/20	1,600,000	1,852,848
Pennsylvania Turnpike Commission Rev., Capital Appreciation, 0.00%, 12/1/21(5)	1,800,000	1,371,186

	Principal Amount	Value
Pennsylvania Turnpike Commission Rev., Series 2009 B, 5.25%, 6/1/22	$10,000,000	$11,367,200
Pennsylvania Turnpike Commission Rev., Series 2013 A, VRN, 0.70%, 6/4/15	5,000,000	4,991,200
Pennsylvania Turnpike Commission Rev., Series 2013 A, VRN, 0.78%, 6/4/15	3,945,000	3,930,601
Pennsylvania Turnpike Commission Rev., Series 2014 B, 5.00%, 12/1/32	6,505,000	7,227,055
Pennsylvania Turnpike Commission Rev., Series 2014 B, 5.25%, 12/1/39	5,000,000	5,586,600
Pennsylvania Turnpike Commission Rev., Series 2014 C, 5.00%, 12/1/26	1,850,000	2,160,134
Pennsylvania Turnpike Commission Rev., Series 2014 C, 5.00%, 12/1/27	945,000	1,094,792
Pennsylvania Turnpike Commission Rev., Series 2014 C, 5.00%, 12/1/28	1,000,000	1,146,000
Philadelphia Rev., Series 2009 A, (1998 General Ordinance), 5.25%, 8/1/17	1,000,000	1,083,250
Philadelphia GO, Series 2014 A, 5.00%, 7/15/24	2,545,000	3,022,111
Philadelphia GO, Series 2014 A, 5.00%, 7/15/25	5,280,000	6,216,566
Philadelphia GO, Series 2014 A, 5.00%, 7/15/26	5,475,000	6,384,069
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36	1,415,000	1,561,056
Pittsburgh GO, Series 2006 B, 5.25%, 9/1/16 (AGM)	15,805,000	16,747,926
Pittsburgh GO, Series 2012 B, 5.00%, 9/1/25	3,000,000	3,470,280
Pittsburgh GO, Series 2012 B, 5.00%, 9/1/26	1,000,000	1,146,090
Southcentral General Authority Rev., Series 2014 A, (Wellspan Health Obligation Group), 5.00%, 6/1/44	4,950,000	5,446,980
Southeastern Pennsylvania Transportation Authority, (Capital Guarantee Receipts), 5.00%, 6/1/16	1,060,000	1,107,414
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/23	2,400,000	2,759,136
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/25	1,900,000	2,154,676
Westmoreland County Municipal Authority Rev., 5.25%, 8/15/15, Prerefunded at 100% of Par (AGM)(1)	4,500,000	4,547,880
		201,194,582
Puerto Rico — 0.5%
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	8,925,000	5,268,606
Puerto Rico GO, Series 2014 A, (Public Improvement), 8.00%, 7/1/35	11,385,000	9,599,149
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 6.00%, 8/1/24 (SBBPA: Government Development Bank for Puerto Rico)	4,605,000	2,460,129
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2011 A-1, 0.00%, 8/1/41(3)	5,725,000	554,066
		17,881,950
Rhode Island — 0.1%
Rhode Island Depositors Economic Protection Corp. Rev., Series 1993 A, 6.25%, 8/1/16 (NATL-RE)(1)	2,000,000	2,078,420
South Carolina — 0.9%
Charleston Educational Excellence Finance Corp. Rev., (Charleston County Schools), 5.00%, 12/1/24	1,750,000	2,103,640

	Principal Amount	Value
Charleston Educational Excellence Finance Corp. Rev., (Charleston County Schools), 5.00%, 12/1/25	$2,945,000	$3,507,613
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/17 (AGC)	1,060,000	1,131,624
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/18 (AGC)	2,260,000	2,407,759
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/19 (AGC)	700,000	745,220
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/20 (AGC)	3,000,000	3,192,870
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (FGIC)(1)	625,000	744,656
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (NATL-RE)	875,000	1,029,613
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)	140,000	145,132
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)	485,000	502,780
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)	375,000	388,245
Piedmont Municipal Power Agency Rev., Series 2009 A-3, 5.00%, 1/1/16	5,000,000	5,136,350
Piedmont Municipal Power Agency Electric Rev., Series 2009 A-3, 5.00%, 1/1/17	3,000,000	3,200,010
South Carolina Jobs-Economic Development Authority Hospital Rev., (Palmetto Health), 5.75%, 8/1/39	2,700,000	2,922,318
South Carolina Ports Authority Rev., 5.00%, 7/1/16	2,695,000	2,825,600
		29,983,430
Tennessee — 0.6%
Chattanooga Health Educational & Housing Facility Board Rev., Series 2005 A, (Campus Development Foundation, Inc. Phase I LLC), 5.00%, 10/1/15	445,000	448,253
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.09%, 6/1/15 (LOC: Bank of America N.A.)	2,700,000	2,700,000
Clarksville Public Building Authority Rev., (Adjusted Financing Tennessee Municipal Bond Fund), VRDN, 0.09%, 6/1/15 (LOC: Bank of America N.A.)	8,100,000	8,100,000
Memphis Electric System Rev., 5.00%, 12/1/15	2,500,000	2,561,275
Memphis Electric System Rev., 5.00%, 12/1/16	1,000,000	1,067,790
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.09%, 6/1/15 (LOC: Bank of America N.A.)	3,785,000	3,785,000
Tennessee State School Board Authority Rev., Series 2008 B, (Higher Educational Facilities), 5.125%, 5/1/18, Prerefunded at 100% of Par(1)	180,000	201,175
Tennessee State School Board Authority Rev., Series 2008 B, (Higher Educational Facilities), 5.125%, 5/1/18, Prerefunded at 100% of Par(1)	820,000	916,719
		19,780,212
Texas — 7.2%
Allen Independent School District GO, (School Building), 5.25%, 2/15/34	3,325,000	3,760,675
Austin Water & Wastewater System Rev., Series 2011, (Travis, Williamson and Hays Counties), 5.00%, 11/15/28	5,300,000	6,232,906
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/16	350,000	361,792
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/16, Prerefunded at 100% of Par (Ambac)(1)	1,000,000	1,033,360

	Principal Amount	Value
Central Texas Regional Mobility Authority Rev., (Senior Lien), 6.00%, 1/1/41	$2,500,000	$2,889,450
Central Texas Regional Mobility Authority Rev., Series 2013 A, 5.00%, 1/1/21	860,000	1,005,684
City of Austin Electric Utility Rev., 4.00%, 11/15/17	500,000	535,935
City of Austin Electric Utility Rev., 5.00%, 11/15/19	500,000	572,855
City of Houston Convention & Entertainment Facilities Department Hotel Occupancy Tax Rev., 5.00%, 9/1/25	1,000,000	1,183,900
Clifton Higher Education Finance Corp. Rev., (IDEA Public Schools), 5.00%, 8/15/39 (PSF-GTD)	3,300,000	3,686,727
Cypress-Fairbanks Independent School District GO, 5.00%, 2/15/16 (PSF-GTD)	1,000,000	1,034,140
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/15	2,185,000	2,238,773
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/19	2,250,000	2,600,145
Dallas Waterworks & Sewer System Rev., Series 2015 A, 5.00%, 10/1/25	2,750,000	3,395,453
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/20	2,900,000	3,384,880
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/21	4,400,000	5,103,560
Dallas-Fort Worth International Airport Rev., Series 2014 C, 5.00%, 11/1/18	720,000	808,178
Dallas-Fort Worth International Airport Rev., Series 2014 C, 5.00%, 11/1/20	725,000	846,220
Dallas-Fort Worth International Airport Rev., Series 2014 C, 5.00%, 11/1/21	500,000	589,080
Dallas-Fort Worth International Airport Rev., Series 2014 C, 5.00%, 11/1/22	400,000	475,196
Dallas-Fort Worth International Airport Rev., Series 2014 C, 5.00%, 11/1/23	645,000	772,626
Fort Worth Water & Sewer Rev., 5.00%, 2/15/17	1,000,000	1,074,160
Frisco Independent School District GO, Series 2015, 5.00%, 8/15/21 (PSF-GTD)	4,015,000	4,759,381
Frisco Independent School District GO, Series 2015, 5.00%, 8/15/22 (PSF-GTD)	3,140,000	3,774,877
Garland Independent School District GO, Series 2015 A, 5.00%, 2/15/22 (PSF-GTD)	4,125,000	4,913,453
Garland Independent School District GO, Series 2015 A, 5.00%, 2/15/24 (PSF-GTD)	7,790,000	9,487,986
Grand Parkway Transportation Corp. Rev., Series 2013 A, 5.125%, 10/1/43	2,205,000	2,371,213
Harris County Rev., Series 2009 C, 5.00%, 8/15/17	5,000,000	5,460,250
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 B, (The Methodist Hospital System), 5.50%, 12/1/18	2,500,000	2,844,225
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 C-1, (The Methodist Hospital System), VRDN, 0.10%, 6/1/15	14,475,000	14,475,000
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2015-1, (Texas Children's Hospital), 5.00%, 10/1/22(2)	2,500,000	2,966,800
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2015-1, (Texas Children's Hospital), 5.00%, 10/1/23(2)	1,950,000	2,329,002
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2015-1, (Texas Children's Hospital), 5.00%, 10/1/21(2)	2,200,000	2,588,542
Harris County-Houston Sports Authority Rev., Series 2014 C, (Second Lien), 5.00%, 11/15/20	1,220,000	1,395,131

	Principal Amount	Value
Harris County-Houston Sports Authority Rev., Series 2014 C, (Second Lien), 5.00%, 11/15/21	$900,000	$1,032,318
Harris County-Houston Sports Authority Rev., Series 2014 C, (Second Lien), 5.00%, 11/15/23	850,000	989,485
Harris County-Houston Sports Authority Rev., Series 2014 C, (Second Lien), 5.00%, 11/15/24	700,000	817,950
Harris County-Houston Sports Authority Rev., Series 2014 C, (Second Lien), 5.00%, 11/15/25	760,000	881,000
Harris County-Houston Sports Authority Rev., Series 2014 C, (Second Lien), 5.00%, 11/15/26	1,000,000	1,147,690
Harris County-Houston Sports Authority Rev., Series 2014 C, (Second Lien), 5.00%, 11/15/27	510,000	580,742
Harris County-Houston Sports Authority Rev., Series 2014 C, (Second Lien), 5.00%, 11/15/29	2,300,000	2,573,838
Harris County-Houston Sports Authority Rev., Series 2014 C, (Second Lien), 5.00%, 11/15/30	1,000,000	1,113,100
Harris County-Houston Sports Authority Rev., Series 2014 C, (Second Lien), 5.00%, 11/15/32	485,000	534,936
Harris County-Houston Sports Authority Rev., Series 2014 C, (Second Lien), 5.00%, 11/15/33	1,000,000	1,102,120
Houston Airport System Rev., Series 2009 A, (Senior Lien), 5.50%, 7/1/39	4,000,000	4,462,520
Houston Airport System Rev., Series 2012 B, (Subordinate Lien), 5.00%, 7/1/23	2,560,000	3,006,080
Houston Airport System Rev., Series 2012 B, (Subordinate Lien), 5.00%, 7/1/24	4,000,000	4,662,840
Houston Hotel Occupancy Tax Rev., (Convention & Entertainment), 5.00%, 9/1/27	2,050,000	2,379,107
Houston Hotel Occupancy Tax Rev., (Convention & Entertainment), 5.00%, 9/1/28	710,000	816,344
Houston Independent School District GO, Series 2013 B, (Harris County), VRDN, 1.50%, 6/1/15 (PSF-GTD)	14,050,000	14,050,983
Houston Independent School District GO, Series 2012, (Harris County), VRDN, 2.50%, 6/1/15 (PSF-GTD)	9,750,000	9,751,072
Lone Star College System GO, 5.00%, 8/15/19, Prerefunded at 100% of Par(1)	2,650,000	3,054,072
Lone Star College System GO, 5.00%, 8/15/21	1,000,000	1,144,170
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	2,500,000	2,726,425
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/22	1,000,000	1,138,260
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/23	3,435,000	3,885,225
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/24	2,000,000	2,249,840
Lubbock Electric Light & Power System Rev., 5.00%, 4/15/16	2,000,000	2,081,280
Mansfield Independent School District GO, VRDN, 1.75%, 8/1/17 (PSF-GTD)	6,305,000	6,402,664
North Texas Tollway Authority Rev., Series 2012 A, (First Tier), 5.00%, 1/1/29	2,400,000	2,678,904
North Texas Tollway Authority Rev., Series 2012 B, (First Tier), 5.00%, 1/1/21	7,615,000	8,852,209
North Texas Tollway Authority Rev., Series 2012 B, (First Tier), 5.00%, 1/1/28	3,000,000	3,367,650
North Texas Tollway Authority Rev., Series 2012 B, (First Tier), 5.00%, 1/1/30	6,310,000	7,011,420

	Principal Amount	Value
North Texas Tollway Authority Rev., Series 2012 B, (First Tier), 5.00%, 1/1/36	$1,960,000	$2,146,082
North Texas Tollway Authority Rev., Series 2014 A, (First Tier), 5.00%, 1/1/24	3,475,000	4,122,010
Northside Independent School District GO, (School Building), VRDN, 1.00%, 6/1/16 (PSF-GTD)	6,700,000	6,736,582
Pasadena Independent School District GO, Series 1996 A, 6.05%, 2/15/16 (PSF-GTD)	550,000	572,792
San Antonio Electric & Gas Rev., (Junior Lien), 5.00%, 2/1/43	4,300,000	4,733,526
San Antonio Electric & Gas Rev., Series 2012 B, (Junior Lien), VRDN, 2.00%, 12/1/15	3,250,000	3,275,480
San Antonio Water System Rev., 5.00%, 5/15/17	2,365,000	2,563,494
Tarrant County Cultural Education Facilities Finance Corp. Retirement Facility Rev., (Air Force Village Obligated Group), 5.00%, 5/15/16	1,000,000	1,025,090
Texas GO, 5.00%, 10/1/15	3,500,000	3,557,925
Texas GO, 5.00%, 10/1/16	3,355,000	3,562,943
Texas GO, 5.00%, 10/1/17	2,225,000	2,442,961
Texas Municipal Power Agency Rev., (Subordinated Lien-Transmission), 5.00%, 9/1/20	1,500,000	1,736,070
Texas Transportation Commission State Highway Fund Rev., Series 2006 A, (First Tier), 4.50%, 4/1/16	5,000,000	5,179,700
Texas Transportation Commission State Highway Fund Rev., Series 2014 B, VRDN, 0.45%, 6/4/15	4,800,000	4,803,888
University of North Texas Rev., Series 2009 A, (Financing System), 5.00%, 4/15/16	1,125,000	1,171,046
Williamson County GO, Series 2004 A, (Unlimited Tax Road & Refunding Bonds), 5.00%, 2/15/19 (NATL-RE)	1,000,000	1,132,540
		244,207,928
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority Rev., Series 2010 A, (Matching Fund Loan Note, Senior Lien), 5.00%, 10/1/25	5,500,000	6,162,585
Virgin Islands Public Finance Authority Rev., Series 2014 C, 5.00%, 10/1/24	6,670,000	7,668,566
Virgin Islands Public Finance Authority Rev., Series 2014 C, 5.00%, 10/1/30	1,000,000	1,098,500
		14,929,651
Utah — 0.3%
Eagle Mountain City Gas & Electric Rev., 5.00%, 6/1/15, Prerefunded at 100% of Par (AGC/Radian)(1)	2,550,000	2,550,663
Utah GO, Series 2009 C, 5.00%, 7/1/18	4,000,000	4,484,120
Utah Transit Authority Sales Tax Rev., 5.00%, 6/15/24	2,900,000	3,369,452
Utah Transit Authority Sales Tax Rev., 5.00%, 6/15/25	1,220,000	1,403,891
		11,808,126
Vermont — 0.2%
Burlington Airport Rev., Series 2014 A, 5.00%, 7/1/24 (AGM)	500,000	574,520
Burlington Airport Rev., Series 2014 A, 5.00%, 7/1/30 (AGM)	500,000	553,430
University of Vermont & State Agricultural College Rev., 5.00%, 10/1/19 (Ambac)	4,290,000	4,695,877
		5,823,827
Virginia — 0.6%
Fairfax County Economic Development Authority Rev., (Silver Line Phase I), 5.00%, 4/1/36	1,430,000	1,578,620

	Principal Amount	Value
Greater Richmond Convention Center Authority Rev., 5.00%, 6/15/24	$3,000,000	$3,590,040
Greater Richmond Convention Center Authority Rev., 5.00%, 6/15/25	1,660,000	1,991,436
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16	5,120,000	5,435,187
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/19, Prerefunded at 100% of Par(1)	4,150,000	4,788,975
Virginia Small Business Financing Authority Rev., (Hampton University), 5.25%, 10/1/29	2,800,000	3,240,496
		20,624,754
Washington — 4.3%
Central Puget Sound Regional Transportation Authority Rev., Series 2012 S-1, 5.00%, 11/1/16	2,105,000	2,245,888
Central Puget Sound Regional Transportation Authority Rev., Series 2012 S-1, 5.00%, 11/1/17	5,875,000	6,500,511
Energy Northwest Electric Rev., Series 2005 A, (Project 3), 5.00%, 7/1/15 (Ambac)	4,000,000	4,017,360
Energy Northwest Electric Rev., Series 2009 A, (Project 3), 5.25%, 7/1/18	3,000,000	3,375,120
Energy Northwest Electric Rev., Series 2010 A, (Project 3), 5.00%, 7/1/18	5,115,000	5,715,859
Energy Northwest Electric Rev., Series 2011 A, (Columbia Generating), 5.00%, 7/1/22	5,000,000	6,000,150
Energy Northwest Electric Rev., Series 2014 A, (Columbia Generating), 5.00%, 7/1/18	2,410,000	2,693,103
Energy Northwest Electric Rev., Series 2014 C, (Project 3), 5.00%, 7/1/28	6,945,000	8,187,877
Kitsap County School District No. 303 Bainbridge Island GO, 5.00%, 6/1/16, Prerefunded at 100% of Par (NATL-RE/School Board Guarantee)(1)	1,000,000	1,046,820
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/22	1,000,000	1,158,320
Seattle Municipal Light & Power Rev., Series 2010 B, 5.00%, 2/1/19	5,000,000	5,673,650
Seattle Water System Rev., Series 2015, 5.00%, 5/1/22(2)	10,000,000	11,947,000
Snohomish County Edmonds School District No. 15 GO, 5.00%, 6/1/16, Prerefunded at 100% of Par (NATL-RE/School Board Guarantee)(1)	6,690,000	7,004,631
Tacoma Electric System Rev., Series 2013 A, 5.00%, 1/1/17	1,500,000	1,603,455
Tacoma Electric System Rev., Series 2013 A, 4.00%, 1/1/18	1,000,000	1,075,140
Tacoma Electric System Rev., Series 2013 A, 4.00%, 1/1/19	2,000,000	2,189,460
Tacoma Electric System Rev., Series 2013 A, 5.00%, 1/1/19	1,000,000	1,129,690
Washington Federal Highway Grant Anticipation Rev., Series 2012 F, (Senior 520 Corridor Program), 5.00%, 9/1/15	15,835,000	16,031,037
Washington GO, Series 2011 C, (Motor Vehicle Tax-Senior 520), 5.00%, 6/1/21	1,650,000	1,948,205
Washington GO, Series 2011 C, (Motor Vehicle Tax-Senior 520), 5.00%, 6/1/22	2,000,000	2,383,800
Washington GO, Series R-2012A, 5.00%, 7/1/21	3,375,000	3,989,925
Washington GO, Series R-2012A, 5.00%, 7/1/22	5,000,000	5,971,300
Washington GO, Series R-2012C, 5.00%, 7/1/23	3,855,000	4,608,845
Washington GO, Series R-2012C, 5.00%, 7/1/26	13,800,000	16,179,948
Washington GO, Series R-2015C, 5.00%, 7/1/20	6,105,000	7,133,448
Washington Health Care Facilities Authority Rev., Series 2006 D, (Providence Health & Services), 5.25%, 10/1/33 (AGM)	4,500,000	4,997,295

	Principal Amount	Value
Washington Health Care Facilities Authority Rev., Series 2015 B, (Seattle Children's Hospital), 5.00%, 10/1/29	$6,500,000	$7,480,590
Yakima County School District No. 208 West Valley GO, 5.00%, 12/1/16, Prerefunded at 100% of Par (NATL-RE/School Board Guarantee)(1)	920,000	982,201
Yakima County School District No. 208 West Valley GO, 5.00%, 12/1/16, Prerefunded at 100% of Par (NATL-RE/School Board Guarantee)(1)	755,000	806,046
		144,076,674
Wisconsin — 1.0%
Wisconsin GO, Series 2011-1, 5.00%, 5/1/19	5,000,000	5,715,500
Wisconsin GO, Series 2011-1, 5.00%, 5/1/20	3,000,000	3,499,020
Wisconsin GO, Series 2011-1, 5.00%, 5/1/21	2,500,000	2,951,150
Wisconsin GO, Series 2015-1, 5.00%, 5/1/25	5,000,000	6,143,450
Wisconsin GO, Series 2015-1, 5.00%, 5/1/27	2,750,000	3,307,948
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.50%, 11/15/22	4,655,000	5,347,431
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.75%, 11/15/30	5,800,000	6,607,650
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18	500,000	559,380
		34,131,529
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $3,271,418,089)		3,416,495,400
OTHER ASSETS AND LIABILITIES — (0.9)%		(30,747,030)
TOTAL NET ASSETS — 100.0%		$3,385,748,370

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
404	U.S. Treasury 10-Year Notes	September 2015	$51,585,750	$(221,847)
142	U.S. Treasury Long Bonds	September 2015	22,098,750	(168,976)
			$73,684,500	$(390,823)

NOTES TO SCHEDULE OF INVESTMENTS
ACA	-	American Capital Access
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
CIFG	-	CDC IXIS Financial Guaranty North America
COP	-	Certificates of Participation
FGIC	-	Financial Guaranty Insurance Company
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
PSF-GTD	-	Permanent School Fund Guaranteed
Q-SBLF	-	Qualified School Board Loan Fund
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

†	Category is less than 0.05% of total net assets.

(1)	Escrowed to maturity in U.S. government securities or state and local government securities.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $1,302,558.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2015
Assets
Investment securities, at value (cost of $3,271,418,089)	$3,416,495,400
Cash	936,503
Receivable for investments sold	19,989,814
Receivable for capital shares sold	3,823,421
Interest receivable	42,462,765
3,483,707,903

Liabilities
Payable for investments purchased	89,693,228
Payable for capital shares redeemed	6,134,519
Payable for variation margin on futures contracts	235,310
Accrued management fees	1,046,937
Distribution and service fees payable	28,499
Dividends payable	821,040
97,959,533

Net Assets	$3,385,748,370

Net Assets Consist of:
Capital paid in	$3,299,079,458
Distributions in excess of net investment income	(9,955)
Accumulated net realized loss	(58,007,621)
Net unrealized appreciation	144,686,488
$3,385,748,370

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,624,982,157	143,359,771	$11.33
Institutional Class	$1,676,930,861	147,918,572	$11.34
A Class	$66,830,108	5,894,977	$11.34*
C Class	$17,005,244	1,501,218	$11.33
*Maximum offering price $11.87 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MAY 31, 2015
Investment Income (Loss)
Income:
Interest	$104,655,392

Expenses:
Management fees	12,439,665
Distribution and service fees:
A Class	140,971
C Class	172,941
Trustees' fees and expenses	176,576
Other expenses	2,498
12,932,651

Net investment income (loss)	91,722,741

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(17,908,321)
Futures contract transactions	(6,561,725)
(24,470,046)

Change in net unrealized appreciation (depreciation) on:
Investments	(7,301,932)
Futures contracts	(1,272,291)
(8,574,223)

Net realized and unrealized gain (loss)	(33,044,269)

Net Increase (Decrease) in Net Assets Resulting from Operations	$58,678,472

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2015 AND MAY 31, 2014
Increase (Decrease) in Net Assets	May 31, 2015	May 31, 2014
Operations
Net investment income (loss)	$91,722,741	$92,851,881
Net realized gain (loss)	(24,470,046)	(32,645,358)
Change in net unrealized appreciation (depreciation)	(8,574,223)	(30,694,990)
Net increase (decrease) in net assets resulting from operations	58,678,472	29,511,533

Distributions to Shareholders
From net investment income:
Investor Class	(44,349,779)	(47,178,104)
Institutional Class	(45,737,990)	(44,090,958)
A Class	(1,351,799)	(1,246,624)
C Class	(283,183)	(326,210)
From net realized gains:
Investor Class	—	(5,741,084)
Institutional Class	—	(4,790,116)
A Class	—	(165,842)
C Class	—	(63,819)
Decrease in net assets from distributions	(91,722,751)	(103,602,757)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	92,005,181	(682,356,292)

Net increase (decrease) in net assets	58,960,902	(756,447,516)

Net Assets
Beginning of period	3,326,787,468	4,083,234,984
End of period	$3,385,748,370	$3,326,787,468

Undistributed (distributions in excess of) net investment income	$(9,955)	$49,900

See Notes to Financial Statements.

Notes to Financial Statements

MAY 31, 2015

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Intermediate-Term Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended May 31, 2015 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2015 were $1,334,061,310 and $1,157,642,851, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2015		Year ended May 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	26,427,631	$302,461,859	35,552,486	$400,154,380
Issued in reinvestment of distributions	3,434,269	39,309,682	4,169,471	46,908,476
Redeemed	(39,702,795)	(454,522,750)	(62,309,674)	(700,393,775)
	(9,840,895)	(112,751,209)	(22,587,717)	(253,330,919)
Institutional Class
Sold	44,756,588	511,953,520	61,394,398	691,131,715
Issued in reinvestment of distributions	3,590,175	41,103,949	3,867,347	43,518,388
Redeemed	(32,497,479)	(371,891,886)	(100,250,033)	(1,122,935,399)
	15,849,284	181,165,583	(34,988,288)	(388,285,296)
A Class
Sold	3,806,951	43,677,589	1,408,188	15,816,327
Issued in reinvestment of distributions	115,268	1,319,829	113,596	1,277,793
Redeemed	(1,807,799)	(20,668,605)	(4,491,011)	(50,617,848)
	2,114,420	24,328,813	(2,969,227)	(33,523,728)
C Class
Sold	257,721	2,944,261	312,774	3,509,952
Issued in reinvestment of distributions	18,449	211,036	26,198	294,338
Redeemed	(340,823)	(3,893,303)	(979,592)	(11,020,639)
	(64,653)	(738,006)	(640,620)	(7,216,349)
Net increase (decrease)	8,058,156	$92,005,181	(61,185,852)	$(682,356,292)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 623 contracts.

The value of interest rate risk derivative instruments as of May 31, 2015, is disclosed on the Statement of Assets and Liabilities as a liability of $235,310 in payable for variation margin on futures contracts.* For the year ended May 31, 2015, the effect of interest rate risk derivative instruments on the Statement of Operations was $(6,561,725) in net realized gain (loss) on futures contract transactions and $(1,272,291) in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Exempt income	$91,722,751	$92,851,852
Long-term capital gains	—	$10,750,905

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,271,418,089
Gross tax appreciation of investments	$159,662,693
Gross tax depreciation of investments	(14,585,382)
Net tax appreciation (depreciation) of investments	145,077,311
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$145,077,311
Other book-to-tax adjustments	$(584,293)
Undistributed exempt income	—
Accumulated short-term capital losses	$(26,888,126)
Accumulated long-term capital losses	$(30,935,980)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$11.45	0.30	(0.12)	0.18	(0.30)	—	(0.30)	$11.33	1.59%	0.47%	0.47%	2.64%	2.64%	34%	$1,624,982
2014	$11.61	0.29	(0.12)	0.17	(0.29)	(0.04)	(0.33)	$11.45	1.55%	0.47%	0.47%	2.61%	2.61%	41%	$1,753,597
2013	$11.63	0.29	(0.01)	0.28	(0.29)	(0.01)	(0.30)	$11.61	2.43%	0.47%	0.47%	2.44%	2.44%	58%	$2,040,120
2012	$11.06	0.33	0.57	0.90	(0.33)	—	(0.33)	$11.63	8.28%	0.47%	0.47%	2.91%	2.91%	62%	$1,963,542
2011	$11.09	0.39	(0.03)	0.36	(0.39)	—	(0.39)	$11.06	3.31%	0.47%	0.48%	3.53%	3.52%	14%	$1,717,930
Institutional Class
2015	$11.45	0.32	(0.11)	0.21	(0.32)	—	(0.32)	$11.34	1.89%	0.27%	0.27%	2.84%	2.84%	34%	$1,676,931
2014	$11.61	0.32	(0.12)	0.20	(0.32)	(0.04)	(0.36)	$11.45	1.76%	0.27%	0.27%	2.81%	2.81%	41%	$1,511,995
2013	$11.64	0.31	(0.02)	0.29	(0.31)	(0.01)	(0.32)	$11.61	2.55%	0.27%	0.27%	2.64%	2.64%	58%	$1,939,174
2012	$11.06	0.35	0.59	0.94	(0.36)	—	(0.36)	$11.64	8.59%	0.27%	0.27%	3.11%	3.11%	62%	$1,447,044
2011	$11.09	0.41	(0.03)	0.38	(0.41)	—	(0.41)	$11.06	3.51%	0.27%	0.28%	3.73%	3.72%	14%	$245,759

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015	$11.45	0.27	(0.11)	0.16	(0.27)	—	(0.27)	$11.34	1.43%	0.72%	0.72%	2.39%	2.39%	34%	$66,830
2014	$11.61	0.27	(0.12)	0.15	(0.27)	(0.04)	(0.31)	$11.45	1.30%	0.72%	0.72%	2.36%	2.36%	41%	$43,283
2013	$11.64	0.26	(0.02)	0.24	(0.26)	(0.01)	(0.27)	$11.61	2.09%	0.72%	0.72%	2.19%	2.19%	58%	$78,349
2012	$11.06	0.30	0.59	0.89	(0.31)	—	(0.31)	$11.64	8.11%	0.72%	0.72%	2.66%	2.66%	62%	$65,158
2011	$11.09	0.36	(0.03)	0.33	(0.36)	—	(0.36)	$11.06	3.05%	0.72%	0.73%	3.28%	3.27%	14%	$30,930
C Class
2015	$11.44	0.19	(0.11)	0.08	(0.19)	—	(0.19)	$11.33	0.67%	1.47%	1.47%	1.64%	1.64%	34%	$17,005
2014	$11.60	0.18	(0.12)	0.06	(0.18)	(0.04)	(0.22)	$11.44	0.54%	1.47%	1.47%	1.61%	1.61%	41%	$17,912
2013	$11.63	0.17	(0.02)	0.15	(0.17)	(0.01)	(0.18)	$11.60	1.33%	1.47%	1.47%	1.44%	1.44%	58%	$25,592
2012	$11.05	0.22	0.58	0.80	(0.22)	—	(0.22)	$11.63	7.30%	1.47%	1.47%	1.91%	1.91%	62%	$19,155
2011	$11.08	0.28	(0.03)	0.25	(0.28)	—	(0.28)	$11.05	2.28%	1.47%	1.48%	2.53%	2.52%	14%	$9,005

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the Intermediate-Term Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Intermediate-Term Tax-Free Bond Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2015

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $91,473,889 as exempt interest dividends for the fiscal year ended May 31, 2015.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86229 1507

ANNUAL REPORT	MAY 31, 2015

Long-Term Tax-Free Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Market has Given Back Some of Its 2014 Gains

“Two steps forward, one step back” was the story of the municipal bond (muni) market for the reporting period. For the first eight months of the period (mostly during 2014), the muni market generally rebounded after selling off in 2013. The 2014 rebound reflected a favorable combination of constrained inflation, improving U.S. economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally.

The positive momentum from 2014 carried into 2015 as the broad U.S. bond market rallied in January. However, that momentum reversed during the next four months. We believe muni market volatility occured because: 1) muni yields were not attracting investors, 2) supply increased while demand was declining, and 3) the credit downgrade of Chicago’s debt to high-yield status affected portions of the muni market, similar to how credit problems in Detroit and Puerto Rico weighed on the market in 2013. We continue to believe these muni credit events are relatively isolated cases that reflect particular issuer and/or regional factors.

This year’s muni market volatility has played out against a broader global backdrop of increased capital market volatility, triggered in part by diverging central bank policies as the U.S. Federal Reserve seeks to reduce its monetary stimulus while other central banks are increasing theirs amid soft global growth conditions. We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of May 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class	MMBAX					3/31/97
No sales charge*		2.17%	3.92%	3.90%(1)	5.01%(1)
With sales charge*		-2.40%	2.96%	3.43%(1)	4.74%(1)
Barclays Municipal Bond Index	—	3.18%	4.53%	4.52%	5.34%	—
Investor Class	ACLVX	2.51%	4.20%	—	4.45%	4/3/06
Institutional Class	ACLSX	2.81%	4.40%	—	4.66%	4/3/06
C Class	ACTCX	1.49%	3.16%	—	3.41%	4/3/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Long-Term Tax-Free acquired all the net assets of the Mason Street Municipal Bond Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street Municipal Bond Fund.

(1)	Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2005*
Performance for other share classes will vary due to differences in fee structure.

Value on May 31, 2015
A Class — $14,010**

Barclays Municipal Bond Index — $15,567

* The A Class’s initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.
**Ending value may have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Long-Term Tax-Free returned 2.51%* for the 12 months ended May 31, 2015. The fund’s benchmark, the Barclays Municipal Bond Index, returned 3.18%. Fund returns reflect operating expenses, while index returns do not.

The fund’s absolute return for the reporting period reflected the positive overall performance of municipal bond (muni) indices despite a backdrop of increasing market volatility. The muni market generally rallied during the first eight months of the period, following the U.S. Treasury market higher. Treasury yields defied most investor expectations and declined throughout 2014, extending the Treasury market’s rally. U.S. economic data, which generally improved, took a back seat to global factors that sparked demand for U.S. Treasuries, pushing prices higher and yields lower. For example, global divergence of central bank policy, whereby the Federal Reserve (the Fed) was scaling back its stimulus programs as other leading central banks were increasing theirs in response to weak growth rates, created an environment in which U.S. Treasury yields were relatively more attractive than government bond yields in Europe and elsewhere. A muted inflation backdrop also aided U.S. bond returns. Furthermore, a combination of factors specific to munis, including generally improving credit conditions among issuers, higher federal tax rates, and robust demand for munis in the face of reduced supply, also supported broad muni market gains.

Investor sentiment changed in February 2015, and muni performance stumbled in the final four months of the reporting period. Mounting speculation about when the Fed would raise its federal funds rate target pushed interest rates higher, slowing demand for investment-grade fixed-income securities in general. In the muni market, demand subsided (particularly from mutual fund investors) as municipalities boosted issuance of securities ahead of the Fed’s expected interest rate hike, which most investors believed would occur in the second half of 2015. These supply/demand factors suppressed returns. In addition, in May 2015, after an Illinois Supreme Court decision, credit rating agency Moody’s downgraded Chicago’s debt to below-investment-grade status. This put pressure on other muni issuers with large unfunded pension liabilities.

Overall, strong performance in the first eight months of the 12-month period more than offset the weaker results in the final months. Longer-maturity and high-yield munis generally fared better than shorter-maturity and higher-quality securities, and revenue bonds outperformed general obligation (GO) bonds. The fund’s underperformance versus its benchmark was due primarily to our shorter duration (less price sensitivity to interest rate changes) positioning in the first half of the period and an overweight (versus the benchmark) position in Puerto Rico munis. These factors are detailed below.

Broad Credit Improvements Despite Some Negative Headlines

Chicago’s credit-rating downgrade came after the Illinois Supreme Court voided a pension reform bill that would have curbed growth in the city’s $20 billion unfunded pension liability. Despite negative headlines regarding Chicago, Detroit, Puerto Rico, and other isolated issuers, muni market fundamentals generally remained positive and continued to provide support to the broad market. We believe the problems in Chicago, Detroit, and Puerto Rico are due largely to their own individual circumstances and are not indicative of any particular systemic municipal market problem.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

From a broad fiscal standpoint, state and local finances across the U.S. generally improved during the reporting period due to increased revenue collections and spending constraints. From a credit rating perspective, muni credit rating upgrades outpaced downgrades in the fourth quarter of 2014, the first time that's happened since 2008. Munis in monetary default represented just 0.04% of total munis outstanding in 2014, compared with 0.08% for 2013, according to Bank of America Merrill Lynch. We continue to believe it’s unlikely any states will default, but select isolated state, local, and commonwealth credit ratings could be pressured by special circumstances.

Short Duration Was Main Detractor

Anticipating a return to interest rate “normalization” at higher levels, due largely to modestly improving economic data and the Fed’s October 2014 conclusion of quantitative easing, we maintained a shorter-than-benchmark duration during 2014. We used Treasury futures as part of this duration strategy. But longer-term interest rates declined, causing our duration strategy to detract from relative performance. With global and technical factors, rather than U.S. economic fundamentals, influencing the interest rate environment, we extended the portfolio’s duration to a neutral position by the end of 2014.

Meanwhile, security selection produced mixed results relative to the benchmark. In general, our preference for revenue bonds over GO bonds aided results. Within the revenue sector, we favored essential service (such as those that finance water and sewer projects) revenue bonds, along with transportation and hospital bonds, all of which generally outperformed the broad muni benchmark. Conversely, small positions in select Puerto Rico munis detracted from fund performance, the second-largest detractor, after duration, for the reporting period. Chicago was less of a factor—the fund had no direct exposure to city of Chicago or Chicago Board of Education bonds as of May 31, 2015.

When the ratio of comparable-maturity muni yields to Treasury yields significantly exceeded 100%, we implemented “ratio trades” at various times during the reporting period in anticipation of the ratios falling closer to their historic range of 90% to 100%. This strategy included the use of Treasury futures. These ratio trades modestly helped fund performance.

Fed Uncertainty, Market Volatility Likely Ahead

We expect market volatility to persist ahead of any Fed action on short-term interest rates. The near-term effect this backdrop will have on muni supply remains unclear. On one hand, it may increase issuance as municipalities seek to refinance their debt and issue securities prior to any Fed rate hike. On the other hand, it may lead to reduced overall muni supply as issuers have less incentive to refinance as rates rise. In this environment, we expect active management to become increasingly important, and we will continue to focus on fundamental credit research and prudent security selection.

6

Fund Characteristics

MAY 31, 2015
Portfolio at a Glance
Weighted Average Maturity	15.5 years
Average Duration (Modified)	4.6 years

Top Five Sectors	% of fund investments
General Obligation (GO) - State	11%
Tollroads	10%
Special Tax	10%
Hospital	9%
Public Power	9%

Top Five States and Territories	% of net assets
California	21.0%
New York	15.3%
Texas	7.1%
New Jersey	5.5%
Illinois	5.4%

Types of Investments in Portfolio	% of net assets
Municipal Securities	98.6%
Other Assets and Liabilities	1.4%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 12/1/14	Ending Account Value 5/31/15	Expenses Paid During Period(1) 12/1/14 - 5/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,005.70	$2.35	0.47%
Institutional Class	$1,000	$1,007.60	$1.35	0.27%
A Class	$1,000	$1,004.40	$3.60	0.72%
C Class	$1,000	$1,001.60	$7.34	1.47%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MAY 31, 2015

	Principal Amount	Value
MUNICIPAL SECURITIES — 98.6%
Arizona — 2.4%
City of Mesa Excise Tax Rev., 5.00%, 7/1/27	$100,000	$107,983
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	200,000	232,988
Phoenix Civic Improvement Corp. Airport Rev., Series 2010 A, (Junior Lien), 5.00%, 7/1/40	50,000	54,018
Phoenix Civic Improvement Corp. Excise Tax Rev., Series 2015 A, 5.00%, 7/1/22	25,000	29,734
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24	250,000	282,795
Salt River Project Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39	340,000	376,768
University Medical Center Corp. Rev., 6.50%, 7/1/19, Prerefunded at 100% of Par(1)	300,000	359,865
		1,444,151
Arkansas — 0.4%
Pulaski County Public Facilities Board Rev., 5.00%, 12/1/42	200,000	215,604
California — 21.0%
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, 0.00%, 10/1/32 (NATL-RE)(2)	440,000	211,314
Anaheim Public Financing Authority Rev., Series 2009 A, (Electric System Distribution), 5.25%, 10/1/34	200,000	224,234
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/46	300,000	334,914
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F-1, (San Francisco Bay Area), 5.00%, 4/1/18, Prerefunded at 100% of Par(1)	300,000	333,996
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F-1, (San Francisco Bay Area), 5.125%, 4/1/19, Prerefunded at 100% of Par(1)	200,000	230,012
Bay Area Toll Authority Toll Bridge Rev., Series 2014 B, (San Francisco Bay Area), VRDN, 1.50%, 4/2/18	30,000	30,189
California Department of Water Resources Power Supply Rev., Series 2005 G-4, 5.00%, 5/1/16	100,000	104,408
California Department of Water Resources Power Supply Rev., Series 2015 O, 5.00%, 5/1/21	240,000	285,386
California GO, 5.00%, 9/1/25	150,000	168,912
California GO, 5.625%, 4/1/26	500,000	577,865
California GO, 5.00%, 12/1/26	200,000	237,702
California GO, 5.75%, 4/1/27	500,000	579,580
California GO, 5.00%, 2/1/28 (Ambac)	335,000	411,775
California GO, 5.75%, 4/1/28	500,000	578,365
California GO, 5.25%, 9/1/28	200,000	232,918
California GO, 5.00%, 10/1/41	100,000	111,524
California GO, 5.00%, 2/1/43	250,000	278,230
California GO, Series 2012 B, VRN, 1.25%, 6/4/15	200,000	204,210
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(1)	245,000	288,955

10

	Principal Amount	Value
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(1)	$10,000	$11,794
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	300,000	344,211
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.25%, 8/15/31	150,000	172,936
California Health Facilities Financing Authority Rev., Series 2012 A, (Scripps Health), 5.00%, 11/15/40	200,000	221,230
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	35,000	38,983
California Public Works Board Lease Rev., Series 2005 A, (Department of General Services - Butterfield), 5.00%, 6/1/15	110,000	110,030
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/31	250,000	282,027
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	320,000	354,080
California Public Works Board Lease Rev., Series 2012 D, (Various Capital Projects), 5.00%, 9/1/36	100,000	110,681
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	400,000	438,360
California University Systemwide Rev., Series 2009 A, 5.25%, 11/1/34	300,000	340,692
Chaffey Community College District GO, Series 2007 C, (Election of 2002), 5.00%, 6/1/17, Prerefunded at 100% of Par (NATL-RE)(1)	265,000	287,838
Clovis Unified School District GO, Capital Appreciation, Series 2004 A, 0.00%, 8/1/29 (NATL-RE)(2)	300,000	177,564
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 A, 6.00%, 1/15/49	100,000	117,822
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 B-3, VRDN, 5.50%, 1/15/23	100,000	114,929
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2015 A, 0.00%, 1/15/33(2)	150,000	66,743
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	100,000	112,699
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/44	200,000	217,102
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.50%, 11/15/37	200,000	236,268
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	120,000	135,480
Los Angeles Department of Water & Power System Rev., Series 2008 A-1, 5.25%, 7/1/38	400,000	443,508
Los Angeles Department of Water & Power System Rev., Series 2011 A, 5.00%, 7/1/36	150,000	166,878
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35	100,000	113,511
Northern California Power Agency Rev., Series 2009 A, (Geothermal Project No. 3), 5.25%, 7/1/24	200,000	230,426
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	50,000	60,894
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	250,000	266,617
Poway Unified School District GO, Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/33(2)	250,000	119,468
Poway Unified School District GO, Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(2)	500,000	155,810

11

	Principal Amount	Value
Riverside County Transportation Commission Rev., Series 2013 A, (Limited Tax), 5.25%, 6/1/39	$200,000	$229,820
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	100,000	121,954
San Diego County Regional Transportation Commission Rev., Series 2012 A, 5.00%, 4/1/48	150,000	165,782
San Diego Public Facilities Financing Authority Lease Rev., Series 2015 A, (Capital Improvement Projects), 5.00%, 10/15/44	100,000	109,489
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/23	70,000	81,951
San Diego Unified School District GO, Capital Appreciation, Series 2012 R-1, 0.00%, 7/1/30(2)	200,000	112,746
San Joaquin Hills Transportation Corridor Agency Rev., Series 2014 A, (Senior Lien), 5.00%, 1/15/29	100,000	111,302
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/16 (BAM)	10,000	10,411
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/17 (BAM)	5,000	5,317
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/18 (BAM)	10,000	10,764
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.875%, 1/1/29	250,000	289,880
Yosemite Community College District GO, Capital Appreciation, Series 2010 D, (Election of 2004), 0.00%, 8/1/38(2)	1,000,000	364,340
		12,486,826
Colorado — 3.0%
Colorado Health Facilities Authority Rev., Series 2008 D, (Catholic Health Initiatives), 6.25%, 10/1/33	240,000	273,113
Colorado Health Facilities Authority Rev., Series 2015 A, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	250,000	264,420
Denver City and County Airport Rev., Series 2012 B, 5.00%, 11/15/25	250,000	292,115
Denver City and County Airport Rev., Series 2013 B, 5.00%, 11/15/43	100,000	110,516
Denver Health & Hospital Authority Rev., Series 2014 A, 5.00%, 12/1/39	200,000	211,564
E-470 Public Highway Authority Rev., Series 2014 A, VRDN, 1.28%, 6/4/15	150,000	150,123
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	220,000	250,415
University of Colorado Enterprise System Rev., Series 2009 A, 5.25%, 6/1/19, Prerefunded at 100% of Par(1)	200,000	230,524
		1,782,790
Connecticut — 0.4%
Connecticut GO, Series 2013 E, 5.00%, 8/15/26	200,000	231,318
Delaware — 0.2%
New Castle County GO, Series 2009 A, 5.00%, 7/15/18, Prerefunded at 100% of Par(1)	100,000	112,077
District of Columbia — 1.3%
District of Columbia Rev., Series 2011 G, (Income Tax Secured), 5.00%, 12/1/36	300,000	336,426
Washington Metropolitan Area Transit Authority Rev., Series 2009 A, 5.00%, 7/1/17	400,000	435,340
		771,766
Florida — 5.1%
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/24	100,000	116,956

12

	Principal Amount	Value
Broward County School Board COP, Series 2012 A, 5.00%, 7/1/26	$200,000	$226,530
Florida Board of Education Capital Outlay GO, Series 2007 G, 4.75%, 6/1/37 (NATL-RE)	250,000	268,575
Florida Board of Education Capital Outlay GO, Series 2011 B, 5.125%, 6/1/40	300,000	342,447
Lee County School Board COP, Series 2012 B, 5.00%, 8/1/17	200,000	218,086
Miami-Dade County Aviation Department Rev., Series 2014 B, 5.00%, 10/1/37	50,000	55,382
Miami-Dade County Educational Facilities Authority Rev., Series 2008 A, (University of Miami), 5.50%, 4/1/38	200,000	207,196
Miami-Dade County Expressway Authority Rev., Series 2014 A, 5.00%, 7/1/30	50,000	56,626
Miami-Dade County Expressway Authority Rev., Series 2014 B, 5.00%, 7/1/31	200,000	227,010
Miami-Dade County Industrial Development Authority Rev., Series 2014, (Pinecrest Academy, Inc.), 4.00%, 9/15/19	100,000	105,209
Miami-Dade County Water & Sewer Rev., Series 2013 A, 5.00%, 10/1/42	185,000	201,441
Orlando & Orange County Expressway Authority Rev., Series 2010 A, 5.00%, 7/1/40	85,000	93,882
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33	210,000	234,919
Pompano Beach Rev., Series 2015, (John Knox Village of Florida, Inc.), 5.00%, 9/1/44	200,000	213,180
St. Petersburg Health Facilities Authority Rev., Series 2009 A, (All Children's Health Facilities), 6.50%, 11/15/19, Prerefunded at 100% of Par(1)	300,000	366,672
Tampa Bay Water Rev., Series 2011 A, 5.00%, 10/1/17(1)	50,000	54,843
Tampa Bay Water Rev., Series 2011 A, 5.00%, 10/1/17(1)	50,000	54,697
		3,043,651
Georgia — 2.4%
Atlanta Airport Rev., Series 2010 C, 5.75%, 1/1/23	250,000	300,655
Atlanta Airport Rev., Series 2010 C, 5.25%, 1/1/30	200,000	229,316
Gainesville & Hall County Hospital Authority Rev., Series 2014 A, (Northeast Georgia Health Sysytem, Inc. Project), 5.50%, 8/15/54	200,000	227,732
Metropolitan Atlanta Rapid Transit Authority Rev., Series 2009 A, (Third Indenture), 5.00%, 7/1/39	400,000	448,140
Private Colleges & Universities Authority Rev., Series 2014, (Savannah College of Art & Design Project), 5.00%, 4/1/44	200,000	215,220
		1,421,063
Guam — 0.5%
Guam Government Business Privilege Tax Rev., Series 2011 A, 5.00%, 1/1/31	150,000	164,799
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/34	150,000	160,731
		325,530
Hawaii — 0.4%
Hawaii Pacific Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40	200,000	225,974
Idaho — 0.5%
Idaho Health Facilities Authority Rev., (St. Luke's Regional Medical Center), 5.00%, 7/1/35 (AGM)	250,000	273,675
Illinois — 5.4%
Chicago Midway Airport Rev., Series 2013 B, 5.00%, 1/1/26	300,000	340,443
Chicago Sales Tax Rev., Series 2011 A, 5.25%, 1/1/38	100,000	105,162

13

	Principal Amount	Value
Chicago Waterworks Rev., (Second Lien), 5.00%, 11/1/39	$30,000	$31,470
Cook County GO, Series 2011 A, 5.25%, 11/15/28	200,000	213,038
Illinois Finance Authority Rev., Series 2008 A, (Prairie Power, Inc.), VRDN, 1.30%, 5/8/17 (GA: National Rural Utilities Cooperative Finance Corp.)	195,000	194,686
Illinois Finance Authority Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/18, Prerefunded at 100% of Par(1)	200,000	232,892
Illinois GO, 5.00%, 8/1/24	150,000	159,722
Illinois GO, 5.00%, 3/1/37	300,000	303,405
Illinois GO, 5.50%, 7/1/38	100,000	106,434
Illinois GO, 5.00%, 2/1/39	100,000	101,116
Illinois GO, 5.00%, 5/1/39	200,000	202,288
Illinois Toll Highway Authority Rev., Series 2014 B, (Senior Lien), 5.00%, 1/1/39	50,000	55,326
Illinois Toll Highway Authority Rev., Series 2014 C, 5.00%, 1/1/36	200,000	223,216
Metropolitan Pier & Exposition Authority Rev., Series 2010 B-2, (McCormick Place Expansion), 5.00%, 6/15/50	250,000	255,467
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/15	250,000	250,065
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/17	150,000	161,422
Railsplitter Tobacco Settlement Authority Rev., 6.00%, 6/1/28	250,000	295,442
		3,231,594
Indiana — 0.2%
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/25	100,000	116,999
Kentucky — 1.5%
Kentucky Asset/Liability Commission Agency Fund Rev., Series 2010 A, (Federal Highway Trust), 5.00%, 9/1/20	135,000	156,491
Kentucky Property & Buildings Community Rev., 5.50%, 11/1/28	250,000	282,777
Kentucky Public Transportation Infrastructure Authority Rev., Series 2013 A, (Downtown Crossing Project), 5.00%, 7/1/17	160,000	173,162
Kentucky Turnpike Authority Economic Development Road Rev., Series 2008 A, (Revitalization), 5.00%, 7/1/17	240,000	261,309
		873,739
Louisiana — 0.4%
Louisiana GO, Series 2013 C, 5.00%, 7/15/26	200,000	236,282
Maryland — 0.5%
Maryland Economic Development Corp. Student Housing Rev., (University of Maryland, College Park), 5.00%, 6/1/19	150,000	162,750
Maryland Health & Higher Educational Facilities Authority Rev., (Peninsula Regional Medical Center), 5.00%, 7/1/45	100,000	107,989
		270,739
Massachusetts — 2.6%
Massachusetts Bay Transportation Authority Rev., Series 2008 A, 5.25%, 7/1/34	200,000	222,972
Massachusetts Bay Transportation Authority Rev., Series 2012 A, 5.00%, 7/1/41	150,000	166,698
Massachusetts GO, Series 2008 A, (Consolidated Loan), 5.00%, 8/1/18, Prerefunded at 100% of Par(1)	200,000	224,424
Massachusetts Health & Educational Facilities Authority Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36	200,000	228,824
Massachusetts School Building Authority Sales Tax Rev., Series 2013 A, (Senior Lien), 5.00%, 5/15/43	200,000	223,038

14

	Principal Amount	Value
Massachusetts School Building Authority Sales Tax Rev., Series 2012 A, (Senior Lien), 5.00%, 8/15/30	$250,000	$288,200
Massachusetts Water Resources Authority Rev., Series 2011 C, 5.25%, 8/1/42	150,000	169,422
		1,523,578
Michigan — 2.9%
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/31 (Q-SBLF)	250,000	270,472
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/26	100,000	111,033
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/32	250,000	266,403
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/39	425,000	454,788
Detroit Water Supply System Rev., Series 2011 C, (Senior Lien), 5.00%, 7/1/41	150,000	156,957
Michigan Finance Authority Rev., Series 2014 C-1, (Detroit Water & Sewerage Department), 5.00%, 7/1/44	15,000	15,710
Michigan Finance Authority Rev., Series 2014, (MidMichigan Health Credit Group), 5.00%, 6/1/39	165,000	178,736
Michigan Finance Authority Rev., Series 2015 A, (Detroit School District), 5.00%, 5/1/18 (Q-SBLF)	250,000	274,700
		1,728,799
Mississippi — 0.2%
Mississippi Development Bank Special Obligation Rev., Series 2013, (Jackson Water and Sewer System Project), 6.875%, 12/1/40 (AGM)	100,000	128,272
Missouri — 2.7%
Missouri Health & Educational Facilities Authority Rev., Series 2008 A, (Washington University), 5.375%, 3/15/39	250,000	275,352
Missouri Health & Educational Facilities Authority Rev., Series 2008 A-1, (Saint Louis University), VRDN, 0.10%, 6/1/15 (LOC: Wells Fargo Bank N.A.)	1,100,000	1,100,000
Missouri Joint Municipal Electric Utility Commission Rev., Series 2014 A, (Plum Point), 5.00%, 1/1/34	200,000	223,906
		1,599,258
Nebraska — 0.3%
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/18, Prerefunded at 100% of Par(1)	150,000	165,477
New Jersey — 5.5%
Monmouth County GO, (County College Bonds), 4.00%, 9/15/19	250,000	266,520
New Jersey Economic Development Authority Rev., Series 2011 EE, (School Facilities Construction), 5.00%, 9/1/23	70,000	73,722
New Jersey Economic Development Authority Rev., Series 2012, (Cigarette Tax), 5.00%, 6/15/15	250,000	250,510
New Jersey Health Care Facilities Financing Authority Rev., Series 2010, (Hackensack University Medical Center), 5.00%, 1/1/34	200,000	216,578
New Jersey Health Care Facilities Financing Authority Rev., Series 2010, (The Robert Wood Johnson Foundation), 5.00%, 7/1/31	200,000	218,550
New Jersey Health Care Facilities Financing Authority Rev., Series 2014 A, (Barnabas Health Obligated), 5.00%, 7/1/44	200,000	215,028
New Jersey State Turnpike Authority Rev., Series 2009 H, 5.00%, 1/1/36	250,000	274,298
New Jersey State Turnpike Authority Rev., Series 2014 A, 5.00%, 1/1/27	200,000	232,474

15

	Principal Amount	Value
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.50%, 12/15/21 (NATL-RE)	$400,000	$446,360
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20 (AGM)	225,000	251,399
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20	250,000	273,160
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/21 (NATL-RE)	210,000	231,294
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/22 (AGM)	100,000	113,372
New Jersey Transportation Trust Fund Authority Rev., Series 2014 AA, 5.00%, 6/15/38	200,000	202,170
		3,265,435
New York — 15.3%
Hudson Yards Infrastructure Corp. Rev., Series 2011 A, 5.75%, 2/15/47	55,000	62,847
Long Island Power Authority Rev., Series 2014 A, 5.00%, 9/1/44	175,000	190,676
Long Island Power Authority Electric System Rev., Series 2008 A, 6.00%, 5/1/33	250,000	289,967
Long Island Power Authority Electric System Rev., Series 2008 B, 5.25%, 4/1/19 (AGC-ICC)	150,000	170,154
Metropolitan Transportation Authority Rev., Series 2008 C, 6.50%, 11/15/28	250,000	294,700
Metropolitan Transportation Authority Rev., Series 2012 C, 5.00%, 11/15/41	300,000	330,354
Metropolitan Transportation Authority Rev., Series 2013 B, 5.00%, 11/15/43	250,000	274,580
Nassau County Local Economic Assistance Corp. Rev., (Catholic Health Services of Long Island Obligation Group Project), 5.00%, 7/1/22	100,000	115,797
New Rochelle Rev., Series 2015 A, (Iona College), 5.00%, 7/1/40	200,000	215,772
New York City GO, Series 2009 C, 5.00%, 8/1/23	500,000	569,760
New York City GO, Series 2013 A-1, 5.00%, 8/1/36	90,000	100,877
New York City GO, Series 2015 C, 5.00%, 8/1/25	50,000	60,572
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2009 GG-1, (Second General Resolution), 5.00%, 6/15/39	70,000	78,869
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2011 GG, (Second General Resolution), 5.00%, 6/15/43	250,000	276,502
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2012 FF, (Second General Resolution), 5.00%, 6/15/45	600,000	658,692
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2015 FF, (Second General Resolution), 5.00%, 6/15/39	145,000	163,743
New York City Transitional Finance Authority Rev., Series 2009 S-4, 5.50%, 1/15/39	300,000	342,180
New York City Transitional Finance Authority Rev., Series 2011 1-A, 5.00%, 7/15/25	150,000	174,726
New York City Transitional Finance Authority Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39(3)	200,000	228,800
New York City Transitional Finance Authority Rev., Series 2013 F-1, (Future Tax Secured Bonds), 5.00%, 2/1/28	200,000	231,838
New York City Transitional Finance Authority Rev., Series 2013 I, (Future Tax Secured Bonds), 5.00%, 5/1/42	200,000	221,690

16

	Principal Amount	Value
New York City Transitional Finance Authority Rev., Series 2015 S-1, (Building Aid Revenue Bonds), 5.00%, 7/15/29	$125,000	$145,938
New York GO, Series 2009 A, 5.00%, 2/15/39	300,000	335,811
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35	260,000	306,935
New York Liberty Development Corp. Rev., (World Trade Center), 5.125%, 11/15/44	100,000	110,859
New York State Dormitory Authority Personal Income Tax Rev., Series 2012 A, (General Purpose), 5.00%, 12/15/25	200,000	239,086
New York State Dormitory Authority Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37	250,000	277,060
New York State Dormitory Authority Rev., Series 2014 A, (Touro College & University System), 5.25%, 1/1/34	150,000	166,580
New York State Environmental Facilities Corp. Rev., Series 2009 A, 5.125%, 6/15/38	280,000	317,778
New York State Power Authority Rev., Series 2011 A, 5.00%, 11/15/38	200,000	223,520
New York State Thruway Authority Rev., Series 2013 A, 5.00%, 5/1/19	100,000	113,086
New York State Thruway Authority Rev., Series 2014 K, 5.00%, 1/1/29	150,000	172,608
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/15	120,000	123,196
New York State Urban Development Corp. Rev., Series 2013 A-1, (State Personal Income Tax), 5.00%, 3/15/28	100,000	115,950
Port Authority of New York & New Jersey Special Obligation Rev., Series 2010 8, (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42	250,000	293,480
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/17	360,000	390,636
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/18	305,000	339,352
Tompkins County Development Corp. Rev., Series 2014 A, (Kendal at Ithaca, Inc.), 5.00%, 7/1/44	100,000	105,332
Triborough Bridge & Tunnel Authority Rev., Series 2008 C, 5.00%, 11/15/38	200,000	220,930
Westchester County Local Development Corp. Rev., Series 2014 A, (Pace University), 5.50%, 5/1/42	35,000	40,391
		9,091,624
North Carolina — 1.0%
North Carolina Eastern Municipal Power Agency Rev., Series 2008 C, 6.75%, 1/1/24	250,000	295,688
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/16	300,000	308,820
		604,508
Ohio — 2.0%
American Municipal Power, Inc. Rev., Series 2015 A, (Prairie State Energy Campus), 5.00%, 2/15/29	300,000	342,225
Cleveland-Cuyahoga County Port Authority Rev., (Euclid Avenue Development Corp.), 5.00%, 8/1/39	100,000	110,110
Cleveland-Cuyahoga County Port Authority Rev., (Euclid Avenue Development Corp.), 5.00%, 8/1/44	100,000	106,651
Franklin County Hospital Rev., Series 2011 A, (Ohio Health Corp.), 5.00%, 11/15/41	200,000	220,738
Ohio Air Quality Development Authority Rev., Series 2006 A, (FirstEnergy Generation Corp.), VRDN, 3.75%, 12/3/18 (GA: FirstEnergy Solutions Corp.)	400,000	419,940
		1,199,664

17

	Principal Amount	Value
Oklahoma — 0.3%
Oklahoma Turnpike Authority Rev., Series 2011 A, (Second Series), 5.00%, 1/1/28	$150,000	$170,955
Oregon — 1.5%
Clackamas County Hospital Facility Authority Rev., Series 2009 A, (Legacy Health System), 5.50%, 7/15/35	200,000	222,308
Oregon GO, Series 2009 A, (State Board of Higher Education), 5.00%, 8/1/18, Prerefunded at 100% of Par(1)	300,000	336,735
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39	300,000	345,294
		904,337
Pennsylvania — 4.8%
Montgomery County Industrial Development Authority Health System Rev., Series 2015 A, (Albert Einstein Heathcare Network) 5.25%, 1/15/45(4)	140,000	147,174
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 A, 5.00%, 7/1/18	250,000	280,015
Pennsylvania GO, Series 2012 A, 5.00%, 6/1/25	200,000	234,428
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University), 5.00%, 4/1/27	100,000	114,105
Pennsylvania Turnpike Commission Rev., Series 2011 B, 5.25%, 12/1/41	150,000	164,422
Pennsylvania Turnpike Commission Rev., Capital Appreciation, 0.00%, 12/1/21(5)	200,000	152,354
Pennsylvania Turnpike Commission Rev., Series 2008 C, 6.00%, 6/1/28 (AGC)	200,000	225,160
Pennsylvania Turnpike Commission Rev., Series 2014 C, 5.00%, 12/1/44	120,000	130,998
Philadelphia Gas Works Rev., Series 2009 A, (1998 General Ordinance), 5.00%, 8/1/16	300,000	314,550
Philadelphia GO, Series 2014 A, 5.00%, 7/15/24	200,000	237,494
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36	250,000	275,805
School District of Philadelphia (The) GO, Series 2015 D, 5.00%, 9/1/22	250,000	285,580
Southcentral General Authority Rev., Series 2014 A, (Wellspan Health Obligation Group), 5.00%, 6/1/44	50,000	55,020
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/23	100,000	114,964
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/25	100,000	113,404
		2,845,473
Puerto Rico — 1.2%
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	350,000	206,612
Puerto Rico GO, Series 2002 A, (Public Improvement), 5.50%, 7/1/19 (FGIC)	100,000	88,313
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	50,000	36,479
Puerto Rico GO, Series 2014 A, (Public Improvement), 8.00%, 7/1/35	225,000	189,707
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 6.00%, 8/1/24 (SBBPA: Government Development Bank for Puerto Rico)	70,000	37,396
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2010 A, 0.00%, 8/1/33(2)	390,000	61,737
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2011 A-1, 0.00%, 8/1/41(2)	700,000	67,746
		687,990

18

	Principal Amount	Value
Rhode Island — 0.2%
Tobacco Settlement Financing Corp. Rev., Series 2015 B, 5.00%, 6/1/50	$110,000	$112,521
South Carolina — 0.3%
Piedmont Municipal Power Agency Electric Rev., Series 2009 A-3, 5.00%, 1/1/17	175,000	186,667
Tennessee — 0.4%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Rev., Series 2008 A, (Vanderbilt University), 5.00%, 10/1/15	225,000	228,724
Texas — 7.1%
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/16	300,000	310,107
Central Texas Turnpike System Rev., Series 2015 C, 5.00%, 8/15/42	300,000	320,046
Clifton Higher Education Finance Corp. Rev., (IDEA Public Schools), 5.00%, 8/15/39 (PSF-GTD)	200,000	223,438
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/20	100,000	116,720
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/21	100,000	115,990
Dallas-Fort Worth International Airport Rev., Series 2014 C, 5.00%, 11/1/20	25,000	29,180
Grand Parkway Transportation Corp. Rev., Series 2013 A, 5.125%, 10/1/43	45,000	48,392
Harris County Toll Road Rev., Series 2009 A, (Senior Lien), 5.00%, 8/15/38	400,000	445,592
Harris County-Houston Sports Authority Rev., Capital Appreciation, Series 2014 A, 0.00%, 11/15/53 (AGM)(2)	1,000,000	153,250
Houston Convention & Entertainment Facilities Department Special Tax Rev., 5.00%, 9/1/40	125,000	137,220
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	100,000	109,057
New Hope Cultural Education Facilities Corp. Rev., Series 2015 A, (Tarleton State University), 5.00%, 4/1/47	250,000	263,095
North Texas Tollway Authority Rev., Series 2010, (First Tier), 6.00%, 1/1/38	300,000	350,352
North Texas Tollway Authority Rev., Series 2010, (First Tier), 6.00%, 1/1/43	150,000	172,476
North Texas Tollway Authority Rev., Series 2012 A, (First Tier), 5.00%, 1/1/29	100,000	111,621
North Texas Tollway Authority Rev., Series 2012 B, (First Tier), 5.00%, 1/1/36	40,000	43,798
North Texas Tollway Authority Rev., Series 2014 A, (First Tier), 5.00%, 1/1/24	25,000	29,655
Northside Independent School District GO, (School Building), VRDN, 1.00%, 6/1/16 (PSF-GTD)	300,000	301,638
San Antonio Electric & Gas Rev., (Junior Lien), 5.00%, 2/1/43	50,000	55,041
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Scott & White Memorial Hospital and Scott, Sherwood & Brindley Foundation), 5.50%, 8/15/18, Prerefunded at 100% of Par(1)	250,000	284,675
Texas Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/30	100,000	109,522
Texas Transportation Commission State Highway Fund Rev., Series 2014 B, VRDN, 0.45%, 6/4/15	200,000	200,162
University of North Texas Rev., Series 2009 A, 5.00%, 4/15/32	250,000	278,537
		4,209,564

19

	Principal Amount	Value
Utah — 0.4%
Utah State Board of Regents Rev., 5.25%, 8/1/21 (NATL-RE)	$210,000	$250,448
Vermont — 0.5%
Burlington Airport Rev., Series 2014 A, 5.00%, 7/1/30 (AGM)	250,000	276,715
Virginia — 1.1%
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16	200,000	212,312
Virginia Small Business Financing Authority Rev., (Hampton University), 5.25%, 10/1/29	200,000	231,464
Washington County Industrial Development Authority Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38	200,000	231,018
		674,794
Washington — 1.6%
Energy Northwest Electric Rev., Series 2014 C, (Project 3), 5.00%, 7/1/28	55,000	64,843
King County Sewer Rev., Series 2011 B, 5.00%, 1/1/34	200,000	223,468
Port of Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/30	200,000	226,476
Washington GO, Series 2008 A, 5.00%, 7/1/18, Prerefunded at 100% of Par(1)	200,000	223,850
Washington GO, Series R-2012C, 5.00%, 7/1/26	200,000	234,492
		973,129
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority Rev., (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/19, Prerefunded at 100% of Par(1)	300,000	358,290
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18	250,000	279,690
		637,980
TOTAL INVESTMENT SECURITIES — 98.6% (Cost $54,669,905)		58,529,690
OTHER ASSETS AND LIABILITIES — 1.4%		849,743
TOTAL NET ASSETS — 100.0%		$59,379,433

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
18	U.S. Treasury 10-Year Notes	September 2015	$2,298,375	$(9,884)
4	U.S. Treasury Long Bonds	September 2015	622,500	(4,760)
			$2,920,875	$(14,644)

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGC-ICC	-	Assured Guarantee Corporation - Insured Custody Certificates
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
FGIC	-	Financial Guaranty Insurance Company
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
PSF-GTD	-	Permanent School Fund Guaranteed
Q-SBLF	-	Qualified School Board Loan Fund
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Escrowed to maturity in U.S. government securities or state and local government securities.

(2)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $50,974.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MAY 31, 2015
Assets
Investment securities, at value (cost of $54,669,905)	$58,529,690
Cash	68,559
Receivable for investments sold	218,879
Receivable for capital shares sold	22,522
Interest receivable	812,538
59,652,188

Liabilities
Payable for investments purchased	145,650
Payable for capital shares redeemed	78,631
Payable for variation margin on futures contracts	8,594
Accrued management fees	23,393
Distribution and service fees payable	4,586
Dividends payable	11,901
272,755

Net Assets	$59,379,433

Net Assets Consist of:
Capital paid in	$57,784,386
Distributions in excess of net investment income	(354)
Accumulated net realized loss	(2,249,740)
Net unrealized appreciation	3,845,141
$59,379,433

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$45,058,262	3,936,267	$11.45
Institutional Class	$25,357	2,215	$11.45
A Class	$11,805,932	1,031,620	$11.44*
C Class	$2,489,882	217,527	$11.45
*Maximum offering price $11.98 (net asset value divided by 0.955).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MAY 31, 2015
Investment Income (Loss)
Income:
Interest	$2,308,074

Expenses:
Management fees	279,990
Distribution and service fees:
A Class	28,934
C Class	24,453
Trustees' fees and expenses	3,172
336,549

Net investment income (loss)	1,971,525

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(432,401)
Futures contract transactions	(156,897)
(589,298)

Change in net unrealized appreciation (depreciation) on:
Investments	70,076
Futures contracts	(33,055)
37,021

Net realized and unrealized gain (loss)	(552,277)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,419,248

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2015 AND MAY 31, 2014
Increase (Decrease) in Net Assets	May 31, 2015	May 31, 2014
Operations
Net investment income (loss)	$1,971,525	$2,088,164
Net realized gain (loss)	(589,298)	(1,142,398)
Change in net unrealized appreciation (depreciation)	37,021	(1,059,061)
Net increase (decrease) in net assets resulting from operations	1,419,248	(113,295)

Distributions to Shareholders
From net investment income:
Investor Class	(1,543,092)	(1,600,714)
Institutional Class	(11,596)	(12,833)
A Class	(359,238)	(416,150)
C Class	(57,599)	(58,261)
Decrease in net assets from distributions	(1,971,525)	(2,087,958)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,072,960)	(24,049,016)

Net increase (decrease) in net assets	(1,625,237)	(26,250,269)

Net Assets
Beginning of period	61,004,670	87,254,939
End of period	$59,379,433	$61,004,670

Undistributed (distributions in excess of) net investment income	$(354)	$1,757

See Notes to Financial Statements.

23

Notes to Financial Statements

MAY 31, 2015

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of current income exempt from federal income taxes, consistent with preservation of capital.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

24

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each

25

class for the year ended May 31, 2015 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2015 were $16,418,171 and $17,236,923, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2015		Year ended May 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	662,547	$7,676,403	897,141	$10,091,534
Issued in reinvestment of distributions	121,481	1,406,786	133,225	1,495,484
Redeemed	(847,558)	(9,794,367)	(2,570,985)	(28,780,765)
	(63,530)	(711,178)	(1,540,619)	(17,193,747)
Institutional Class
Sold	2,178	25,003	—	—
Issued in reinvestment of distributions	993	11,511	1,141	12,797
Redeemed	(31,504)	(363,816)	(7,205)	(80,049)
	(28,333)	(327,302)	(6,064)	(67,252)
A Class
Sold	95,270	1,100,639	33,389	377,971
Issued in reinvestment of distributions	30,263	350,225	35,413	397,403
Redeemed	(135,421)	(1,567,606)	(599,214)	(6,713,460)
	(9,888)	(116,742)	(530,412)	(5,938,086)
C Class
Sold	26,408	307,219	17,338	192,255
Issued in reinvestment of distributions	4,960	57,433	4,854	54,530
Redeemed	(24,356)	(282,390)	(97,528)	(1,096,716)
	7,012	82,262	(75,336)	(849,931)
Net increase (decrease)	(94,739)	$(1,072,960)	(2,152,431)	$(24,049,016)

26

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 19 contracts.

The value of interest rate risk derivative instruments as of May 31, 2015, is disclosed on the Statement of Assets and Liabilities as a liability of $8,594 in payable for variation margin on futures contracts.* For the year ended May 31, 2015, the effect of interest rate risk derivative instruments on the Statement of Operations was $(156,897) in net realized gain (loss) on futures contract transactions and $(33,055) in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of
Investments.

27

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Exempt income	$1,971,525	$2,087,958
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$54,672,833
Gross tax appreciation of investments	$4,230,286
Gross tax depreciation of investments	(373,429)
Net tax appreciation (depreciation) of investments	3,856,857
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$3,856,857
Other book-to-tax adjustments	$(11,627)
Undistributed exempt income	—
Accumulated short-term capital losses	$(1,351,287)
Accumulated long-term capital losses	$(898,896)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2016	2017	2018	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$(178,394)	$(175,946)	$(72,593)	$(71,439)	$(852,915)	$(898,896)

28

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$11.55	0.39	(0.10)	0.29	(0.39)	$11.45	2.51%	0.47%	3.36%	27%	$45,058
2014	$11.74	0.36	(0.19)	0.17	(0.36)	$11.55	1.60%	0.47%	3.22%	36%	$46,195
2013	$11.70	0.33	0.04	0.37	(0.33)	$11.74	3.17%	0.47%	2.78%	49%	$65,026
2012	$10.89	0.39	0.81	1.20	(0.39)	$11.70	11.22%	0.48%	3.42%	38%	$49,255
2011	$11.02	0.43	(0.13)	0.30	(0.43)	$10.89	2.77%	0.48%	3.94%	23%	$23,674
Institutional Class
2015	$11.54	0.41	(0.09)	0.32	(0.41)	$11.45	2.81%	0.27%	3.56%	27%	$25
2014	$11.73	0.38	(0.19)	0.19	(0.38)	$11.54	1.81%	0.27%	3.42%	36%	$353
2013	$11.69	0.35	0.04	0.39	(0.35)	$11.73	3.38%	0.27%	2.98%	49%	$430
2012	$10.89	0.42	0.79	1.21	(0.41)	$11.69	11.35%	0.28%	3.62%	38%	$280
2011	$11.02	0.45	(0.13)	0.32	(0.45)	$10.89	2.97%	0.28%	4.14%	23%	$279
A Class
2015	$11.55	0.36	(0.11)	0.25	(0.36)	$11.44	2.17%	0.72%	3.11%	27%	$11,806
2014	$11.73	0.33	(0.18)	0.15	(0.33)	$11.55	1.44%	0.72%	2.97%	36%	$12,026
2013	$11.70	0.30	0.03	0.33	(0.30)	$11.73	2.91%	0.72%	2.53%	49%	$18,444
2012	$10.89	0.36	0.81	1.17	(0.36)	$11.70	10.85%	0.73%	3.17%	38%	$20,645
2011	$11.02	0.40	(0.13)	0.27	(0.40)	$10.89	2.52%	0.73%	3.69%	23%	$16,820

29

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$11.55	0.27	(0.10)	0.17	(0.27)	$11.45	1.49%	1.47%	2.36%	27%	$2,490
2014	$11.74	0.25	(0.19)	0.06	(0.25)	$11.55	0.60%	1.47%	2.22%	36%	$2,431
2013	$11.70	0.21	0.04	0.25	(0.21)	$11.74	2.15%	1.47%	1.78%	49%	$3,355
2012	$10.89	0.28	0.81	1.09	(0.28)	$11.70	10.12%	1.48%	2.42%	38%	$4,087
2011	$11.02	0.32	(0.13)	0.19	(0.32)	$10.89	1.76%	1.48%	2.94%	23%	$3,201

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the
Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Term Tax-Free Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2015

31

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

34

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $1,964,845 as exempt interest dividends for the fiscal year ended May 31, 2015.

35

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86227 1507

ANNUAL REPORT	MAY 31, 2015

Tax-Free Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Market has Given Back Some of Its 2014 Gains

“Two steps forward, one step back” was the story of the municipal bond (muni) market for the reporting period. For the first eight months of the period (mostly during 2014), the muni market generally rebounded after selling off in 2013. The 2014 rebound reflected a favorable combination of constrained inflation, improving U.S. economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally.

The positive momentum from 2014 carried into 2015 as the broad U.S. bond market rallied in January. However, that momentum reversed during the next four months. We believe muni market volatility occurred because: 1) muni yields were not attracting investors, 2) supply increased while demand was declining, and 3) the credit downgrade of Chicago’s debt to high-yield status affected portions of the muni market, similar to how credit problems in Detroit and Puerto Rico weighed on the market in 2013. We continue to believe these muni credit events are relatively isolated cases that reflect particular issuer and/or regional factors.

This year’s muni market volatility has played out against a broader global backdrop of increased capital market volatility, triggered in part by diverging central bank policies as the U.S. Federal Reserve seeks to reduce its monetary stimulus while other central banks are increasing theirs amid soft global growth conditions. We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of May 31, 2015
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BNTXX	0.02%(1)	0.03%(1)	1.05%(1)	2.60%(1)	7/31/84

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MAY 31, 2015
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.27%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	22 days
Weighted Average Life	39 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	88%
31-90 days	3%
91-180 days	5%
More than 180 days	4%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 12/1/14	Ending Account Value 5/31/15	Expenses Paid During Period(1)12/1/14 - 5/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.20	$0.80	0.16%
Investor Class (before waiver)	$1,000	$1,000.20(2)	$2.49	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.13	$0.81	0.16%
Investor Class (before waiver)	$1,000	$1,022.44	$2.52	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

MAY 31, 2015

	Principal Amount	Value
MUNICIPAL SECURITIES — 99.0%
Alabama — 0.3%
City of Tuscaloosa GO, Series 2014 C, 1.00%, 1/1/16	$530,000	$532,134
California — 17.1%
California Enterprise Development Authority Rev., (Gordon Brush Manufacturing Company) VRDN, 0.13%, 6/4/15 (LOC: California United Bank and Wells Fargo Bank N.A.)	3,000,000	3,000,000
California Infrastructure & Economic Development Bank Rev., (Canyon Plastics, Inc.), VRDN, 0.17%, 6/4/15 (LOC: Bank of the West)	1,885,000	1,885,000
California State University PUTTERs Rev., Series 2008-2646Z, VRDN, 0.18%, 6/4/15 (AGM)(LIQ FAC: JPMorgan Chase Bank N.A.)(1)	845,000	845,000
Eastern Municipal Water District Water & Sewer Rev., Series 2012 A, VRN, 0.14%, 6/4/15	3,500,000	3,500,000
Metropolitan Water District of Southern California Rev., Series 2015 E, VRN, 0.17%, 6/4/15	6,320,000	6,320,000
Town of Hillsborough COP, Series 2003 A, (Water & Sewer System), VRDN, 0.09%, 6/4/15 (SBBPA: JPMorgan Chase Bank N.A.)	1,490,000	1,490,000
Town of Hillsborough COP, Series 2006 A, (Water & Sewer System), VRDN, 0.09%, 6/4/15 (SBBPA: JPMorgan Chase Bank N.A.)	1,975,000	1,975,000
Victorville Joint Powers Finance Authority Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 1.10%, 6/4/15 (LOC: BNP Paribas)	8,440,000	8,440,000
		27,455,000
Colorado — 2.4%
Colorado Educational & Cultural Facilities Authority Rev., (Shambhala Mountain Center), VRDN, 0.20%, 6/4/15 (LOC: Wells Fargo Bank N.A.)	490,000	490,000
Colorado Educational & Cultural Facilities Authority Rev., (Telluride Mountain School), VRDN, 0.20%, 6/4/15 (LOC: Wells Fargo Bank N.A.)	475,000	475,000
Colorado Housing & Finance Authority Rev., Series 2007 B-3, VRDN, 0.19%, 6/3/15 (SBBPA: JPMorgan Chase Bank N.A.)	1,200,000	1,200,000
Midcities Metropolitan District No. 1 Rev., Series 2004 B, VRDN, 0.18%, 6/4/15 (LOC: BNP Paribas)	1,740,000	1,740,000
		3,905,000
Florida — 3.2%
County of Alachua Industrial Development Rev., Series 1997, (Florida Rock Industries, Inc.), VRDN, 0.16%, 6/4/15 (LOC: Bank of America N.A.) (Acquired 7/26/13, Cost $1,000,000)(2)	1,000,000	1,000,000
County of DeSoto Industrial Development Rev., (Tremron, Inc.), VRDN, 0.15%, 6/4/15 (LOC: Branch Banking & Trust)	400,000	400,000
Tender Option Bond Trust Receipts / Certificates Rev., Series XF0096, VRDN, 0.20%, 6/4/15 (AGM-CR and XLCA)(LIQ FAC: JPMorgan Chase Bank N.A.)(1)	3,695,000	3,695,000
		5,095,000
Georgia — 5.9%
Monroe County Development Authority Pollution Control Rev., (Georgia Power Co. Plant Scherer), VRDN, 0.11%, 6/3/15	3,700,000	3,700,000

7

	Principal Amount	Value
Stephens County Development Authority Solid Waste Disposable Facilities Rev., (Caterpillar, Inc.), VRDN, 0.26%, 6/4/15	$1,520,000	$1,520,000
Valdosta-Lowndes County Industrial Development Authority Rev., (Steeda Autosports Project), VRDN, 0.20%, 6/4/15 (LOC: Bank of America N.A.)	2,465,000	2,465,000
Walton County Development Authority Rev., (Walton Press, Inc.), VRDN, 0.20%, 6/4/15 (LOC: Bank of America N.A.)	1,680,000	1,680,000
		9,365,000
Illinois — 6.6%
Chicago Industrial Development Rev., (Evans Food Products Company, Inc.), VRDN, 0.20%, 6/4/15 (LOC: Bank of America N.A.)	1,180,000	1,180,000
Illinois Finance Authority Rev., (Andre's Imaging & Graphics, Inc.), VRDN, 0.20%, 6/4/15 (LOC: U.S. Bank N.A.)	1,335,000	1,335,000
Illinois Finance Authority Rev., (The Uniform Law Foundation), VRDN, 0.16%, 6/4/15 (LOC: PNC Bank N.A.)	2,740,000	2,740,000
Illinois Finance Authority Rev., (University of Chicago Medical Center), VRDN, 0.08%, 6/1/15 (LOC: PNC Bank N.A.)	500,000	500,000
Illinois Finance Authority Rev., Series 1997, (Radiological Society), VRDN, 0.19%, 6/4/15 (LOC: JPMorgan Chase Bank N.A.) (Acquired 8/23/11, Cost $360,000)(2)	360,000	360,000
Illinois Housing Development Authority Multi-Family Housing Rev., (Rome Meadows), VRDN, 0.56%, 6/4/15 (LOC: First National Bank and FHLB)	1,765,000	1,765,000
Rock Island County Metropolitan Airport Authority Rev., (Elliott Aviation), VRDN, 0.18%, 6/3/15 (LOC: U.S. Bank N.A.)	1,020,000	1,020,000
Village of McCook Rev., Series 1996 B, (Illinois St. Andrew Society), VRDN, 0.13%, 6/4/15 (LOC: Northern Trust Company)	1,700,000	1,700,000
		10,600,000
Indiana — 0.2%
University of Southern Indiana Rev., Series 1999 G, (Student Fee), VRDN, 0.19%, 6/3/15 (LOC: JPMorgan Chase Bank N.A.)	250,000	250,000
Iowa — 0.3%
Iowa Finance Authority Industrial Development Rev., (Embria Health Sciences), VRDN, 0.23%, 6/4/15 (LOC: Wells Fargo Bank N.A.)	530,000	530,000
Kansas — 0.5%
City of Wichita Rev., (Didcot LC Project), VRDN, 0.20%, 6/4/15 (LOC: Bank of America N.A.)	840,000	840,000
Kentucky — 1.6%
Kentucky Turnpike Authority Rev., (Revitalization Project), Series 2010 A, 3.00%, 7/1/15	2,500,000	2,505,758
Louisiana — 1.9%
Terrebonne Economic Development Authority Gulf Opportunity Zone Rev., (Buquet Distribution Co.), VRDN, 0.34%, 6/4/15 (LOC: Community Bank and FHLB)	3,050,000	3,050,000
Maryland — 1.0%
County of Montgomery Rev., (American Gastroenterological), VRDN, 0.20%, 6/4/15 (LOC: Wells Fargo Bank N.A.)	1,560,000	1,560,000
Massachusetts — 0.4%
Massachusetts Industrial Finance Agency Rev., (Cambridge Isotope Labs, Inc.), VRDN, 0.28%, 6/3/15 (LOC: Bank of America N.A.) (Acquired 11/30/12, Cost $310,000)(2)	310,000	310,000
Massachusetts Industrial Finance Agency Rev., (Hi-Tech Mold & Tool, Inc.), VRDN, 0.18%, 6/3/15 (LOC: TD Bank N.A.)	360,000	360,000
		670,000

8

	Principal Amount	Value
Minnesota — 5.1%
City of Minnetonka Rev., (Brier Creek Apartments Partnership LLP), VRDN, 0.20%, 6/4/15 (LOC: Wells Fargo Bank N.A.)	$400,000	$400,000
St. Paul Port Authority Rev., (Bigos-Sibley Project), VRDN, 0.14%, 6/4/15 (LIQ FAC: FHLMC)	7,745,000	7,745,000
		8,145,000
Missouri — 2.1%
Missouri State Health & Educational Facilities Authority Rev., (Kansas City Art Institute), VRDN, 0.09%, 6/1/15 (LOC: Commerce Bank N.A.)	3,400,000	3,400,000
Nevada — 1.0%
State of Nevada GO, Series 2013 D-1, (Capital Improvement & Cultural Affairs), 4.00%, 3/1/16	1,500,000	1,542,211
New Hampshire — 0.6%
New Hampshire Business Finance Authority Rev., Series 2008 A, (New Hampshire Public Radio, Inc.), VRDN, 0.14%, 6/4/15 (LOC: TD Bank N.A.)	1,000,000	1,000,000
New Mexico — 0.4%
City of Albuquerque Industrial Rev., (CVI Laser LLC), VRDN, 0.20%, 6/4/15 (LOC: Bank of America N.A.)	600,000	600,000
New York — 7.0%
Long Island Power Authority Electric System Rev., Series 1998 A-1, VRDN, 0.12%, 6/3/15 (LOC: Bayerische Landesbank)	7,500,000	7,500,000
North Amityville Fire Co., Inc. Rev., VRDN, 0.25%, 6/4/15 (LOC: Citibank N.A.)	2,705,000	2,705,000
Suffolk County Industrial Development Agency Rev., (JBC Realty LLC), VRDN, 0.27%, 6/3/15 (LOC: JPMorgan Chase Bank N.A.)	1,080,000	1,080,000
		11,285,000
North Carolina — 7.1%
Austin Trust Rev., Series 2008-3509, VRDN, 0.24%, 6/4/15 (LIQ FAC: Bank of America N.A.)(1)	4,000,000	4,000,000
North Carolina Capital Facilities Finance Agency Rev., (Lees-McRae College, Inc.), VRDN, 0.20%, 6/4/15 (LOC: Branch Banking & Trust)	4,245,000	4,245,000
North Carolina Medical Care Commission Facilities Rev., (Mission St. Joseph's), VRDN, 0.15%, 6/4/15 (SBBPA: Branch Banking & Trust)	3,200,000	3,200,000
		11,445,000
Ohio — 2.1%
County of Putnam Healthcare Facilities Rev., (Hilty Memorial Home), VRDN, 0.15%, 6/4/15 (LOC: First Federal Bank of Midwest and FHLB)	3,430,000	3,430,000
Pennsylvania — 0.4%
Pennsylvania Economic Development Financing Authority Rev., Series B-1, (Seven Shes Realty), VRDN, 0.20%, 6/4/15 (LOC: PNC Bank N.A.)	650,000	650,000
South Carolina — 1.6%
South Carolina Jobs Economic Development Authority Rev., (YMCA of Beaufort County Project), VRDN, 0.16%, 6/4/15 (LOC: Branch Banking & Trust)	2,560,000	2,560,000
Texas — 24.2%
Austin Trust Rev., Series 2008-1197, VRDN, 0.20%, 6/4/15 (LIQ FAC: Bank of America N.A.)(1)	3,125,000	3,125,000
Barbers Hill Independent School District GO, 5.00%, 2/15/16 (LOC: Texas Permanent School Fund and PSF-GTD)	900,000	930,227

9

	Principal Amount	Value
Board of San Antonio Electric & Gas Rev., 5.00%, 2/1/16	$1,000,000	$1,031,791
Brazos Harbor Industrial Development Corp. Rev., (BASF Corp.), VRDN, 0.12%, 6/3/15	8,000,000	8,000,000
City of Frisco GO, 5.00%, 2/15/16 (NATL-RE)	1,685,000	1,742,072
City of Houston Combined Utility System Rev., Series 2011 E, (First Lien), 5.00%, 11/15/15	1,240,000	1,267,345
City of Keller GO, 5.00%, 8/15/15	2,370,000	2,393,443
El Paso Independent School District GO, 3.00%, 8/15/15 (LOC: Texas Permanent School Fund and PSF-GTD)	475,000	477,711
JPMorgan Chase PUTTERs/DRIVERs Trust Rev., Series 4302Z, VRDN, 0.21%, 6/4/15 (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	4,000,000	4,000,000
Mission Economic Development Corp. Industrial Rev., (CMI Project), VRDN, 0.23%, 6/4/15 (LOC: Wells Fargo Bank N.A.)	2,965,000	2,965,000
Mission Economic Development Corp. Solid Waste Disposal Rev., (IESI Corp.), VRDN, 0.13%, 6/4/15 (LOC: Bank of America N.A.)	5,000,000	5,000,000
Muleshoe Economic Development Corps. Industrial Development Rev., (John Lyle & Grace Ajean), VRDN, 0.15%, 6/4/15 (LOC: Rabobank N.A. and Rabobank Nederland)	1,570,000	1,570,000
State of Texas GO, 1.50%, 8/31/15	6,200,000	6,221,056
		38,723,645
Utah — 1.1%
City of Logan Industrial Development Rev., (Scientific Technology), VRDN, 0.18%, 6/4/15 (LOC: Bank of the West)	1,250,000	1,250,000
Ogden City Redevelopment Agency Tax Increment Rev., Series 2005 A, VRDN, 0.20%, 6/4/15 (LOC: Wells Fargo Bank N.A.)	545,000	545,000
		1,795,000
Washington — 4.0%
Washington Economic Development Finance Authority Rev., Series 2006 F, (Wesmar Co. Inc.), VRDN, 0.23%, 6/4/15 (LOC: U.S. Bank N.A.)	2,745,000	2,745,000
Washington State Housing Finance Commission Rev., Series 2009 B, (Pioneer Human Services), VRDN, 0.13%, 6/3/15 (LOC: U.S. Bank N.A.)	900,000	900,000
Yakima County Public Corps. Rev., (Macro Plastics, Inc.), VRDN, 0.15%, 6/3/15 (LOC: Bank of the West)	2,800,000	2,800,000
		6,445,000
Wisconsin — 0.9%
Milwaukee Redevelopment Authority Rev., (La Causa, Inc.), VRDN, 0.18%, 6/3/15 (LOC: U.S. Bank N.A.)	1,375,000	1,375,000
TOTAL INVESTMENT SECURITIES — 99.0%		158,753,748
OTHER ASSETS AND LIABILITIES — 1.0%		1,560,624
TOTAL NET ASSETS — 100.0%		$160,314,372

10

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
AGM-CR	-	Assured Guaranty Municipal Corporation - Custodian Receipts
COP	-	Certificates of Participation
DRIVERs	-	Derivative Inverse Tax-Exempt Receipts
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
PSF-GTD	-	Permanent School Fund Guaranteed
PUTTERs	-	Puttable Tax-Exempt Receipts
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $15,665,000, which represented 9.8% of total net assets.

(2)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $1,670,000, which represented 1.0% of total net assets.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MAY 31, 2015
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$158,753,748
Cash	348,487
Receivable for investments sold	865,000
Receivable for capital shares sold	186,660
Interest receivable	243,817
160,397,712

Liabilities
Payable for capital shares redeemed	53,933
Accrued management fees	29,407
83,340

Net Assets	$160,314,372

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	160,333,602

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$160,313,772
Undistributed net investment income	600
$160,314,372

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED MAY 31, 2015
Investment Income (Loss)
Income:
Interest	$288,081

Expenses:
Management fees	811,858
Trustees' fees and expenses	8,666
Other expenses	774
821,298
Fees waived	(549,518)
271,780

Net investment income (loss)	16,301

Net realized gain (loss) on investment transactions	600

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,901

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2015 AND MAY 31, 2014
Increase (Decrease) in Net Assets	May 31, 2015	May 31, 2014
Operations
Net investment income (loss)	$16,301	$17,623
Net realized gain (loss)	600	71,567
Net increase (decrease) in net assets resulting from operations	16,901	89,190

Distributions to Shareholders
From net investment income	(16,301)	(17,623)
From net realized gains	(17,565)	(53,548)
Decrease in net assets from distributions	(33,866)	(71,171)

Capital Share Transactions
Proceeds from shares sold	68,526,214	98,161,926
Proceeds from reinvestment of distributions	33,543	70,164
Payments for shares redeemed	(75,394,148)	(114,027,973)
Net increase (decrease) in net assets from capital share transactions	(6,834,391)	(15,795,883)

Net increase (decrease) in net assets	(6,851,356)	(15,777,864)

Net Assets
Beginning of period	167,165,728	182,943,592
End of period	$160,314,372	$167,165,728

Undistributed net investment income	$600	—

Transactions in Shares of the Fund
Sold	68,526,214	98,161,926
Issued in reinvestment of distributions	33,543	70,164
Redeemed	(75,394,148)	(114,027,973)
Net increase (decrease) in shares of the fund	(6,834,391)	(15,795,883)

See Notes to Financial Statements.

14

Notes to Financial Statements

MAY 31, 2015

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal income tax.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended May 31, 2015 was 0.49% before waiver and 0.16% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

16

5. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Exempt income	$15,701	$17,623
Taxable ordinary income	$17,565	$53,548
Long-term capital gains	$600	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2015, the fund had undistributed exempt income for federal income tax purposes of $600.

6. Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market mutual funds.  The amendments consist of structural and operational reforms intended to make money market funds more resilient for investors and will become effective over the next two years.  The amendments will require a floating net asset value for institutional prime money market and institutional tax exempt money market funds and will provide for redemption fees and gates under certain circumstances.  Management is currently evaluating the impact the amendments will have upon their effectiveness, including their impact on the fund's operations and financial statement disclosures.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.02%	0.17%	0.50%	0.01%	(0.32)%	$160,314
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.04%	0.24%	0.50%	0.01%	(0.25)%	$167,166
2013	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.40%	0.50%	0.01%	(0.09)%	$182,944
2012	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.43%	0.50%	0.01%	(0.06)%	$208,238
2011	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.07%	0.45%	0.50%	0.07%	0.02%	$237,389

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Money Market Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2015

19

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None

20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

22

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $15,701 as exempt interest dividends for the fiscal year ended May 31, 2015.

The fund hereby designates $17,565 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended May 31, 2015.

The fund hereby designates $600, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended May 31, 2015.

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86230 1507

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $111,724
FY 2015:    $108,494

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $116,500
FY 2015:    $310,094

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Municipal Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	July 29, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	July 29, 2015